                                                                   Exhibit 10.26

               BUILDING LEASING AND PROPERTY MANAGEMENT AGREEMENT


         This Agreement is executed by Party A and Party B on August 1, 2000 in
Shijiazhuang:

PARTY A: HEBEI COMMUNICATION SERVICE COMPANY
Address: 220 Qing Yuan Jie, Shijiazhuang

PARTY B: HEBEI MOBILE COMMUNICATION COMPANY LIMITED
Address: 220 Qing Yuan Jie, Shijiazhuang

WHEREAS:
1. In order to develop its communications business and engage in normal production and operating activities, Party B needs to lease from Party A certain buildings and auxiliary facilities owned, or leased from a third party, by Party A.
2. Both Parties agree that Party A shall provide Party B with building leasing and property management services in accordance with the terms and conditions of this Agreement.

         THEREFORE, Party A and Party B have reached the following Agreement in the principle of equality, mutual benefit and fairness through friendly consultations:


                           ARTICLE ONE LEASED PROPERTY

1.1 Buildings and other properties to be leased by Party A to Party B hereunder include all or part of the following:

         1.1.1    Buildings in respect of which Party A has title certificates;

         1.1.2 Buildings in respect of which Party A does not have title certificates but has obtained use right under relevant documents and agreements;

         1.1.3 Buildings under Party A's actual control and use notwithstanding disputes over their ownership or title due to historical or other reasons;

         1.1.4 Temporary fixtures for which Party A has obtained legal use right.

         1.1.5 Buildings or transmission masts owned by Party A; (buildings under 1.1.1 to 1.1.5 above, "Party A's Own Property")

         1.1.6 Buildings leased by Party A from a third party, in respect of which Party A has the right to sub-lease to Party B ("Party A's Subleased Property").


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1.2      Party A agrees to deliver to Party B the above buildings together with their existing auxiliary facilities, such as water, electricity, heating, power and other utilities, and to concurrently provide property management services for the buildings leased to Party B hereunder; provided that, Party B shall pay the relevant fees and charges in accordance with the terms of this Agreement and applicable standards stipulated by relevant government authorities.


                     ARTICLE TWO SCOPE AND PURPOSE OF LEASE

2.1 Party A agrees to lease buildings and their auxiliary facilities (the "Leased Property") to Party B in accordance with the terms and conditions of this Agreement. Party B agrees to lease from Party A the Leased Property in accordance with the terms and conditions of this Agreement and accept property management services provided by Party A hereunder.

2.2 Party B shall use the Leased Property for placing communications equipment, office use, conducting business operations or carrying out other legal activities and shall not alter the use of the Leased Property or sublease them without Party A's consent thereto.


                    ARTICLE THREE DELIVERY OF LEASED PROPERTY

         Party A shall clean up and deliver the Leased Property to Party B upon execution of this Agreement. The Leased Property, upon delivery, shall be in good conditions satisfactory to the requirements of Party B.


     ARTICLE FOUR PAYMENT OF RENT, PROPERTY MANAGEMENT FEE AND RELEVANT FEES

4.1 The rent of the properties Party B leases from Party A and other related fees shall be determined by the Parties on the basis of the market price prevailing throughout Hebei Province. The standards of the rent and property management fee shall be on the basis of the local market price. Water and electricity fees shall be calculated by the actual consumption and in accordance with the relevant national regulations and shall be charged on the basis of the market price.

         4.1.1 Party B agrees to pay Party A rent for Party A's Own Property and the auxiliary facilities, charges for use of relevant facilities and equipment, as well as property management fee as agreed upon by the Parties in this Agreement.

         4.1.2 Party B shall pay, within 10 days upon the execution of this Agreement the rent and the property management fee for the period from August 1, 2000 to December 31, 2000 for the Leased Property and the auxiliary facilities. Party A and Party B agree that the rent shall be paid on a semi-annual basis beginning from 2001. The Parties shall


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                  complete the verification of specific items and amounts of the rent by March 15 and September 15 each year. The rent of the Leased Property and the property management fee payable for the first half and second half of the year shall be paid by Party B to Party A on or before March 25 and September 25, respectively. Party A shall provide Party B with valid invoices in respect of such payment upon the settlement.

         4.1.3 Party B shall pay the rent in accordance with the provisions of this Agreement prior to the expiry of the payment period as agreed upon by the Parties. If Party B fails to fulfill its obligation of payment stipulated in this Agreement, Party B shall be charged a surcharge of 0.03% of the overdue and unpaid amount per day until Party B have fulfilled such obligations; in the event that Party B fails to make the payment as stipulated in this Agreement for two months, Party A shall have the right to terminate the lease to Party B of the relevant part of the Leased Property, but other parts of this Agreement shall remain valid.

         4.1.4 Party A shall pay the taxes and expenses in respect of the lease of Party A's Own Property.

4.2      Payment of rent and related fees for Party A's Subleased Property

         In respect of Party A's Subleased Property, Party A shall advise Party B the rent, the time of rent payment and the method of payment agreed upon by Party A and the third party from whom Party A subleases such property. Party B shall pay such third party directly such rent at such time and in such method as advised by Party A.


           ARTICLE FIVE USE, INCREASE AND DECREASE OF LEASED PROPERTY

5.1 Party B shall have the right to occupy and enjoy the use of the Leased Property and the auxiliary facilities without interference in accordance with the provisions of Article 2 during the term of this Agreement.

5.2 According to its business needs, Party B may request Party A to increase or decrease the amount of the Leased Property and Party A shall give its consent if conditions permit. The Parties shall then re-determine the rent and other related fees on the basis of the amount and quality of the increased or decreased Leased Property.


                     ARTICLE SIX FITTING-OUT AND RENOVATION;
                         ADVERTISING ON LEASED PROPERTY

6.1 Party B has the right, upon Party A's written consent and at its own expense, to conduct any fitting-out, installation, change or improvement inside or outside the Leased Property; provided that, Party B shall ensure that:


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         (1)      Such fitting-out, installation, change and improvement will not in any essential way change the nature of the Leased Property;

         (2) Any construction project relating to such fitting-out, installation, change and improvement will be conducted in an appropriate way so that all the people and properties are protected and the businesses of Party A in the nearby area will not be unreasonably disturbed;

         (3) In the event that such fitting-out or renovation work endangers or causes any potential danger to the safety of the original structure, Party B shall reinstate the Leased Property and make compensation for the corresponding losses, if any.

6.2 Party B may, to the extent that it will not infringe upon Party A interests, promote its enterprise image and businesses by hanging or posting promotional materials or in other legal ways on the side walls of the Leased Property; provided that such promotion activities shall not exceed the limits of the Leased Property. The Parties shall specify the scope of such promotion activities and locations allowed for such promotion materials when entering into lease of the Leased Property. Upon termination of this Agreement, Party B shall reinstate the Leased Property at its own expense and return the Leased Property to Party A; or, Party B shall return the Leased Property as fitted out and renovated, in which case Party A shall make appropriate compensations to Party B.


                 ARTICLE SEVEN MAINTENANCE, REPAIR, REPLACEMENT
                       AND IMPROVEMENT OF LEASED PROPERTY

7.1 Party A shall conduct routine maintenance, repairs, replacement and improvement of the Leased Property and the auxiliary facilities at its own expense; provided that, expenses incurred from maintenance and repairs resulted from inappropriate use by Party B shall be borne by Party B.
7.2 Party A shall immediately repair any damage to the Leased Property not caused by Party B, exert its utmost efforts to ensure the normal use by Party B of the Leased Property and bear the expenses in connection therewith. In the event that such an instance occurs and , in Party B's judgment, the damage is so serious as to affect the normal use of the Leased Property by Party B, Party B may select to issue a written notice to Party A, requesting to suspend or terminate the lease of the damaged part of the Leased Property, in which case Party B need not pay the rent for the damaged part of the Leased Property beginning from the occurrence of such damage.
7.3 Party B shall repair or compensate for damages caused by it to the Leased Property and the relevant constructions or other facilities of Party A and bear the expenses. In the event of such an instance, Party A, judging from the seriousness of the damage, may have the option to issue a written notice to Party B, requesting to suspend or terminate the lease of the damaged part of


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         the Leased Property, to which Party B shall give its consent, in which case Party B shall pay the rent due and payable prior to such termination for the damaged part of the Leased Property and other relevant charges.


            ARTICLE EIGHT TERM, CANCELLATION AND RENEWAL OF AGREEMENT
8.1 This Agreement, upon execution by the authorized representatives of the Parties and affixing with their official seals, shall come into effect on August 1 and expire on July 31, 2001. Unless otherwise stipulated in this Agreement, neither Party shall terminate the Agreement prior to the expiration of the lease term.
8.2 Unless otherwise stipulated in this Agreement or with Party B's prior written consent, Party A shall not terminate this Agreement prior to the expiration of the lease term hereunder. According to its actual needs, Party B may terminate or partially cancel this Agreement prior to the expiration of the term of this Agreement upon three month prior written notice to Party A. Within seven days after the early termination or partial cancellation of this Agreement, Party A shall refund Party B, out of the rent and property management fee already paid by Party B, the rent of Leased Property in respect of which the lease has been terminated or cancelled before its expiration for the period between the date of such earlier termination or cancellation of the lease and the scheduled date of its termination hereunder.

8.3 In respect of Party A's Own Property, this Agreement shall be automatically extended for one year upon the expiration of its term, unless Party B indicates otherwise in writing. The times of such extension shall be unlimited. In respect of Party A's Subleased Property, so long as the lease between Party A and the original lesser remains effective or extendable, this Agreement shall be automatically extended for one year upon the expiration of its term (the times of such extension shall be unlimited), unless Party A indicates in writing of its intention to terminate this Agreement three months prior to the expiration date hereof.


             ARTICLE NINE REPRESENTATIONS AND WARRANTIES OF PARTIES

9.1      Each of the Parties represents and warrants to each other as follows:

         (1) It is a limited liability company duly established and in valid existence under the laws of the People's Republic of China;

         (2) It has the right and authority to enter into this Agreement and fulfill its obligations;

         (3) Its representative who will sign this Agreement has been fully authorized to do so by a valid letter of authorization or by the relevant resolution of its Board of Directors; and


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         (4)      Upon the execution of this Agreement and its annex attached hereto, this Agreement shall be binding upon it and can be enforced under applicable laws.

9.2      Party A hereby represents and warrants to Party B as follows:
         (1) Party A has the right and authority to legally own the Leased Property stipulated under this Agreement, and possesses all the relevant and complete approvals and certificates evidencing its legal ownership of the Leased Property stipulated under this Agreement, or has the right to sublease to Party B properties it leases from a third party. Party A has the right to enter into this Agreement and to lease or sublease to Party B the Leased Property stipulated in Article One (including the site and auxiliary facilities) in accordance with the terms and conditions herein; in the event that Party A's property rights and use rights to the property herein are contested in any circumstances and for whatever reasons, and Party B is unable to exercise its rights as a lessee or sustain other damages, Party A agrees to hold harmless from and indemnify Party B against any losses resulted therefrom;
         (2) Upon delivery to Party B for use, the Leased Property shall be in good conditions for normal use;

         (3) As long as Party B has paid the rent for the Leased Property and observed and fulfilled all the representations, commitments and conditions under this Agreement, Party B shall be able to freely occupy and enjoy the use of the Leased Property within the term of this Agreement without interference.

9.3 In the event that any representations or warranties made by Party A in Articles 9.1 and 9.2 above are untrue or incomplete, Party B shall have the right to terminate this Agreement at any time, in which case Party B shall have the right to claim compensation from Party A for all the actual losses Party B has sustained.

9.4      Party B hereby represents and warrants to Party A as follows:
         9.4.1 Party B will pay the relevant rent to Party A on a timely basis in accordance with this Agreement. In the event that Party B delays the rent payment for more than one day, Party B shall, in addition to payment of the rent overdue, pay, upon Party A's demand, a penalty of 0.03% of the total overdue and unpaid payment for each day overdue until Party B has completely fulfilled its obligations;
         9.4.2 Without Party A's written consent, Party B shall not sublease or transfer to a third party any part of the Leased Property or any of its rights and obligations hereunder, or change the use and purpose of the Leased Property and any utilities. Should Party B violate any of the aforesaid provisions, Party A shall have the right to request Party B to stop such conduct and pay a surcharge equal to two times the proceeds


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                  from such sublease or transfer received by Party B, if any.


                  ARTICLE TEN UNDERTAKINGS AND INDEMNIFICATION

10.1 Unless otherwise stipulated in this Agreement, Party B shall, upon the demand of Party A, indemnify Party A against and hold Party A harmless from losses, expenses, damages, claims, actions, debts or liabilities arising from the following causes:

         10.1.1 injuries of any person or damages of property of citizens or institutions other than Party A or both Parties to this Agreement due to failure of performance or observation by Party B of this Agreement, unless such losses, expenses, damages, claims, actions, debts or liabilities were caused by Party A's gross negligence or willful misconduct or by an event of Force Majeure.

10.2 Unless otherwise stipulated in this Agreement, in the event of personal injuries or property damages within the premises of the Leased Property due to failure of Party A to fulfill its rights and obligations as stipulated in this Agreement, Party B may claim for compensation from Party A and Party A shall indemnify Party B against and hold Party B harmless from any losses, expenses, damages, claims, actions, debts or liabilities unless such events were caused by gross negligence or willful misconduct on the part of Party B or by an event of Force Majeure.

10.3 Due to historical reasons, certain Leased Property leased by Party B have not been granted with title certificates and leasing permits. The Parties agree that Party A shall obtain the aforesaid certificates and permits and Party B shall render necessary assistance. Party A shall bear all the relevant fees and expenses in the course of obtaining the aforesaid certificates and permits. Before Party A has obtained such certificates and permits, neither Party shall cancel this Agreement on the ground that Party A has not acquired the aforesaid documents, or the Party raising the issue of canceling this Agreement shall bear, in addition to its own losses, all the losses sustained by the other Party.
10.4 Party A hereby acknowledges and agrees that any dispute with a third party arising from the lack of clarity of the property rights of the Leased Property shall have no bearing on Party B, and that Party A shall resolve any contest raised by any third party over Party B's use of the Leased Property, and such contest shall not affect Party B's use of the Leased Property hereunder. Party A shall compensate Party B for any losses sustained by Party B as the result of the aforesaid reason.

                         ARTICLE ELEVEN CONFIDENTIALITY

11.1 Both Parties to this Agreement herein shall keep strictly confidential the operational data and information of the other Party. Neither Party shall,


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         without the other Party's written consent, provide or disclose to any company, enterprise, organization or individual any data or information with regard to the operations of the other Party, except for circumstances stipulated by the laws of the PRC and of the listing place of China Mobile (Hong Kong) Limited, or by either Party, for the purpose of its reorganization, to a third party (including without limitation to, relevant government departments and all the intermediary institutions involved in the reorganization) orally or in writing.

               ARTICLE TWELVE LIABILITIES FOR BREACH OF AGREEMENT

12.1 Any failure of either Party to perform any of the terms hereunder shall be deemed as breach of contract. Upon confirmation of occurrence of a breach, the breaching Party shall, within ten days of receiving a written notice from the non-breaching Party explaining the circumstances of such breach, correct such breach and make written notification to the non-breaching Party to the same effect; in the event that within ten days the breaching Party has not correct the breach or rendered any explanation in writing, the other Party shall have the right to terminate this Agreement prior to its expiration upon written notice to the breaching Party, in which case the breaching Party shall be responsible to compensate all the economic losses thus sustained by the other Party. In the event that one Party believes that such breach is nonexistent, both Parties shall consult with each other and try to resolve the issues thus caused. Should no resolution be reached through consultation, the issue shall be resolved in accordance with the dispute resolution clause herein.


                         ARTICLE THIRTEEN FORCE MAJEURE

13.1 Any event or circumstance beyond the reasonable control of the Parties and could not be avoided by exercise of due care on the part of the affected Party shall be deemed as an "event of Force Majeure" and shall include, but not limited to, earthquake, fire, explosion, storm, flood, lightening, or war.

13.2 Neither Party shall bear any liability for breach of contract to the other Party for its failure to carry out all or any of its obligations hereunder as a result of an event of Force Majeure. However, the Party or Parties affected by an event of Force Majeure shall, within fifteen days of the occurrence of the such event, notify the other Party of such event of Force Majeure along with relevant documentary evidence issued by the relevant government authorities. The Party or Parties shall resume the performance of its/their obligations hereunder within a reasonable period of time after the effects of the event of Force Majeure have been eliminated.


              ARTICLE FOURTEEN GOVERNING LAW AND DISPUTE RESOLUTION
14.1 The execution, validity, implementation, interpretation and resolution of dispute of this Agreement shall be governed by the laws of the People's Republic of China.

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14.2     Any dispute arising from or in connection with the validity, interpretation or execution of this Agreement shall be settled by the Parties through friendly consultations. In the event that no resolution can be reached through consultations, either Party may submit the dispute to Shijiazhuang Arbitration Commission for arbitration in accordance with its then effective arbitration rules. Once Beijing Mobile Communication Company Limited is transformed into a wholly foreign-owned enterprise, the dispute resolution institution will automatically change into China International Economic and Trade Arbitration Commission and any disputes shall be resolved in accordance with its then effective arbitration rules in Beijing. The award of such arbitration shall be final and binding upon both Parties.

14.3 Except for matters under arbitration, the remaining part of this Agreement is still in effect during the time of arbitration.

                      ARTICLE FIFTEEN ASSUMPTION, TRANSFER
                          AND TERMINATION OF AGREEMENT
15.1 Neither Party may assign or transfer all or any part of its rights and obligations under this Agreement to any third party without the other Party's prior written consent thereto.

15.2 In the event that Party A transfers its own buildings, Party A shall ensure that this Agreement will be equally binding upon the transferee.

15.3 Party A hereby acknowledges that Party B may be transformed into a wholly foreign-owned enterprise during the term of this Agreement without consent or acknowledgement by Party A either prior to or after the event, and that Party B's entire rights and obligations under this Agreement shall not be affected or changed on the ground that the nature of the company has changed into a wholly foreign-owned enterprise. Party A will acknowledge the legal status of such wholly foreign-owned enterprise in performing this Agreement.

15.4 In the event that the following conditions are not met, Hebei Mobile Communication Company Limited shall be entitled to terminate this Agreement at any time. After the termination of this Agreement, the Parties shall cease to enjoy any rights or assume any obligations under this Agreement or in connection with its termination, except the rights and obligations that have incurred under this Agreement prior to such termination.

         (1) China Mobile (Hong Kong) Limited ("CMHK") shall have been granted relevant waivers by the Stock Exchange of Hong Kong Limited ("HKSE") for CMHK's connected transactions in accordance with the listing rules of HKSE; and

         (2) The independent shareholders of CMHK who are deemed to be independent in accordance with the listing rules shall have approved relevant transactions.


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                             ARTICLE SIXTEEN NOTICES

16.1 Any notice or other document to be given under this Agreement shall be delivered in writing and may be delivered in person, sent by registered mail or transmitted by facsimile to the Parties at their legal addresses stated in this Agreement or any other addresses a Party may have notified the other Party in accordance with this Article.

16.2 Any notice or document shall be deemed to have been received at the time as follows:

         if delivered in person, at the time of delivery;

         if delivered by registered mail, five (5) business days after being posted (excluding Saturdays, Sundays and public holidays); and

         if transmitted by facsimile, upon receipt, or if the time of transmission is during non-business hours, it shall be deemed to have been given at the beginning of the normal business hours of the succeeding day (excluding Saturdays, Sundays and public holidays), subject to proof by the sender or confirmation from the facsimile machine used for such transmission that a satisfactory transmission has been completed.


                         ARTICLE SEVENTEEN MISCELLANEOUS

17.1 This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supercedes any and all discussions, negotiations and agreements between them regarding the same subject matter prior to the execution of this Agreement.

17.2 In the performance of this Agreement, if any provision herein becomes ineffective or unenforceable as the result of implementation or amendment of law, such provision shall be ineffective to the extent that such law applies, without invalidating the remaining provisions of this Agreement. The Parties hereto have the rights to amend the provisions affected by the future implementation or amendment of law, which amendment shall constitute an integral part of this Agreement on the condition that such amendment will have no material effect on either Party's economic benefits hereunder.

17.3 Neither Party shall have the right to amend or modify this Agreement without both Parties' written confirmation thereof; the Parties, however, shall be able to enter into supplementary agreements to govern matters not considered herein.

17.4 This Agreement is signed in four counterparts. Each Party will keep two copies. The annex and/or supplementary agreements hereto are an integral part hereof and shall have the same force and effect as this Agreement.


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PARTY A: HEBEI COMMUNICATION                   PARTY B: HEBEI MOBILE
         SERVICE COMPANY                                COMMUNICATION COMPANY
                                                        LIMITED


    -------------------------
By:        s/Huang Yu                          By:    s/Zhang Liande
    Authorized representative                      Legal representative

      INVENTORY AND VALUATION OF LEASED AUXILIARY BUILDINGS AND PROPERTIES

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                          Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Leased
No.  Name of Building      Detailed Address   Structure   Number   Floorage       Time of        Lease Term      Rent     Rent/year
                                                         of Story  (Square   Completion of the  (from _ to _)                RMB
                                                                    meters)   Building (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
 1   Garage of GuRMB Post  Qiao Dong Street    Brick/       1         20            92                           3778       3778
     Office                                   Concrete

###  Garage of Chongli     Chongli             Brick/       1         21           95.12                         3000       3000
     Telecommunication     Telecommunication  Concrete
     Bureau                Bureau







-----------------------------------------------------------------------------------------------------------------------------------
         Total                                                        41                                       6,777.6    6,777.60
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                                                  Unit: RMB
----------------------------------------------------------------------------------------------------------------------
                                              Rent/Square               Lessor's Ownership Documentation
No.  Name of Building      Detailed Address      meter     Leasing                                            Remarks
                                                           Contract   Building
                                               (RMB/year)    (X)        Title        Land Use       Others
----------------------------------------------------------------------------------------------------------------------
 1   Garage of GuRMB Post  Qiao Dong Street     188.88
     Office

###  Garage of Chongli     Chongli              142.86
     Telecommunication     Telecommunication
     Bureau                Bureau







----------------------------------------------------------------------------------------------------------------------
         Total
----------------------------------------------------------------------------------------------------------------------

Notes:  1)  This form is specifically for auxiliary buildings leased for mobile communications;
        2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
        3)  Please fill in the "Remarks" if necessary.

           INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED
                              FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                          Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Leased
No.  Name of Building      Detailed Address   Structure   Number   Floorage       Time of        Lease Term      Rent     Rent/year
                                                         of Story  (Square   Completion of the  (from _ to _)                RMB
                                                                    meters)   Building (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
 4   Zhangbei Grain        5 Dong Street      Frame         4         89            90.5                        15750       15750
     Bureau Service
     Building

10   Wanquan               9 Jian Guo         Brick/        2         60            85.1                         6000        6000
     Telecommunication     Road, Min Zhu      Concrete
     Building              Street (Kong
                           Jia Zhuang)

12   Construction Bank of  Ren Min Road,      Steel/        1        120                                        25000       25000
     China Branch of Ren   Wei County         Concrete
     Min Road, Wei County

13   Post Office Branch    Nan Liu Zhuang     Steel/        1         15                                         2000        2000
     of Nan Liu Zhuang,                       Concrete
     Wei County

14   Post Office Branch    Xi He Ying         Steel/        1         14                                         3000        3000
     of Xi He Ying, Wei                       Concrete
     County

17   Chongli               Chongli Telecom-   Brick/        5         42           95.12                        10000       10000
     Telecommunication     munication         Concrete
     Building              Building

18   Xuanhua Department    East 45 Pai Lou    Brick/        1        38.4           58.1                        48000       48000
     Building                                 Concrete

19   Xuanhua Excavation    Shuncheng          Brick/        1         22            99.8                        15840       15840
     Machinery Factory     Street             Concrete

21   Nan Street Sales      5 Nan Street       Frame         1        120            78.1          99.8-02.7     85000       85000
     Building, Xuanhua
-----------------------------------------------------------------------------------------------------------------------------------
          Total                                                     520.4                                      210590      210590
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                                                  Unit: RMB
----------------------------------------------------------------------------------------------------------------------
                                              Rent/Square               Lessor's Ownership Documentation
No.  Name of Building      Detailed Address      meter     Leasing                                            Remarks
                                                           Contract   Building
                                               (RMB/year)    (X)        Title        Land Use       Others
----------------------------------------------------------------------------------------------------------------------
 4   Zhangbei Grain        5 Dong Street         177
     Bureau Service
     Building

10   Wanquan               9 Jian Guo            100
     Telecommunication     Road, Min Zhu
     Building              Street (Kong
                           Jia Zhuang)

12   Construction Bank of  Ren Min Road,         208
     China Branch of Ren   Wei County
     Min Road, Wei County

13   Post Office Branch    Nan Liu Zhuang        133
     of Nan Liu Zhuang,
     Wei County

14   Post Office Branch    Xi He Ying            214
     of Xi He Ying, Wei
     County

17   Chongli               Chongli Telecom-      238
     Telecommunication     munication
     Building              Building

18   Xuanhua Department    East 45 Pai Lou      1250
     Building

19   Xuanhua Excavation    Shuncheng             720
     Machinery Factory     Street

21   Nan Street Sales      5 Nan Street          708
     Building, Xuanhua
----------------------------------------------------------------------------------------------------------------------
          Total
----------------------------------------------------------------------------------------------------------------------

Notes:  1)  This form is specifically for auxiliary buildings leased for mobile communications;
        2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
        3)  Please fill in the "Remarks" if necessary.


     Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

   INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                          Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Leased
No.  Name of Building      Detailed Address   Structure   Number   Floorage       Time of        Lease Term      Rent     Rent/year
                                                         of Story  (Square   Completion of the  (from _ to _)                RMB
                                                                    meters)   Building (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
 1   Zhangbei              1 Dong Street      Frame         3         20            91.1                         9450        9450
     Telecommunication
     Building

 2   Zhangbei Post         Yong Chun Nan      Frame         6         75            95.1                        15000       15000
     Office Building       Road

 6   Zhuolu Post Office    36 Xuan RMB        Frame         2        250             98                         25000       25000
     Building              Road

 7   Savings Building,     5 Nan Street,      Brick/        2         90            89.1                        33000       33000
     Huan'an Branch of     Caigoubao Town     Concrete
     Bank of China

 9   Xia Hua RMB Post      53 Shi Chang       Steel/        5       166.42          97.12                      19970.4     19970.4
     Office Building       Street             Concrete









-----------------------------------------------------------------------------------------------------------------------------------
                                                                    601.42                                     102420.4    102420.4
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                                                  Unit: RMB
----------------------------------------------------------------------------------------------------------------------
                                              Rent/Square               Lessor's Ownership Documentation
No.  Name of Building      Detailed Address      meter     Leasing                                            Remarks
                                                           Contract   Building
                                               (RMB/year)    (X)        Title        Land Use       Others
----------------------------------------------------------------------------------------------------------------------
 1   Zhangbei              1 Dong Street         473
     Telecommunication
     Building

 2   Zhangbei Post         Yong Chun Nan         200
     Office Building       Road

 6   Zhuolu Post Office    36 Xuan RMB           100
     Building              Road

 7   Savings Building,     5 Nan Street,         367
     Huan'an Branch of     Caigoubao Town
     Bank of China

 9   Xia Hua RMB Post      53 Shi Chang          120
     Office Building       Street









----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

Notes:  1)  This form is specifically for auxiliary buildings leased for mobile communications;
        2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
        3)  Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                          Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Leased
No.  Name of Building      Detailed Address   Structure   Number   Floorage       Time of        Lease Term      Rent     Rent/year
                                                         of Story  (Square   Completion of the  (from _ to _)                RMB
                                                                    meters)   Building (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
 1   Ling RMB Road Base    Post Office        Steel/        3         15             94                          4780       4780
     Station               Dormitory, Ling    Concrete
                           RMB Road

###  Pingmen Base Station  Pingmen Warehouse  Brick/        1         16             93                          4780       4780
                                              Concrete

###  Nanzhan Base Station  Nanzhan Fen Zhuan  Steel/        2         10             97                          4780       4780
                                              Concrete

###  Base Station of 406   We Yi Road Post    Steel/        2         10             84                          4780       4780
     Bureau                Office             Concrete

###  Hong Qi Road Base     Shen Li Road       Steel/                  25             98                          4780       4780
     Station               Transmission       Concrete
                           Bureau

###  Jian Kan RMB Base     Qing Shui Qiao     Steel/                  15             98                          5000       5000
     Station               Xi Street          Concrete

###  Dian Jiao Guan Base   Xi Huo Zi          Steel/                  15             98                          6000       6000
     Station               Street             Concrete

###  Liang Mao Base        Liang Mao Hotel,   Steel/        4         15             98                          5000       5000
     Station               Dong Shan Road     Concrete

###  Gao Miao Base         Construction Bank  Steel/                  15             98                          5000       5000
     Station               of China Gong Ye   Concrete
                           Nan Road Branch

                           Industrial and
###  Qiao Xi Gong Hang     Commercial Bank    Steel/                  15             98                          6000       6000
     Base Station          of China Xin Hua   Concrete
                           Branch

###  Ning RMB Base         Ning RMB Bao       Steel/                  12             98                          4780       4780
     Station               Steel Factory      Concrete

###  Yong Feng Bao         Yong Feng Bao      Brick/        1          6             98                          3000       3000
     Base Station          Village Committee  Concrete

###  Jian Gong Xue RMB     Architectural                               8                                         4000       4000
     Base Station          Engineering
                           Institution

###  Ba Si Chang           Wire Drawing                               15                                         4500       4500
     Base Station          Factory

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                                                  Unit: RMB
----------------------------------------------------------------------------------------------------------------------
                                              Rent/Square               Lessor's Ownership Documentation
No.  Name of Building      Detailed Address      meter     Leasing                                            Remarks
                                                           Contract   Building
                                               (RMB/year)    (X)        Title        Land Use       Others
----------------------------------------------------------------------------------------------------------------------
 1   Ling RMB Road Base    Post Office           319
     Station               Dormitory, Ling
                           RMB Road

###  Pingmen Base Station  Pingmen Warehouse     299


###  Nanzhan Base Station  Nanzhan Fen Zhuan     478


###  Base Station of 406   We Yi Road Post       478
     Bureau                Office

###  Hong Qi Road Base     Shen Li Road          191
     Station               Transmission
                           Bureau

###  Jian Kan RMB Base     Qing Shui Qiao        333
     Station               Xi Street

###  Dian Jiao Guan Base   Xi Huo Zi             400
     Station               Street

###  Liang Mao Base        Liang Mao Hotel,      333
     Station               Dong Shan Road

###  Gao Miao Base         Construction Bank     333
     Station               of China Gong Ye
                           Nan Road Branch

                           Industrial and
###  Qiao Xi Gong Hang     Commercial Bank       400
     Base Station          of China Xin Hua
                           Branch

###  NingRMB Base          Ning RMB Bao          398
     Station               Steel Factory

###  Yong Feng Bao         Yong Feng Bao         500
     Base Station          Village Committee

###  Jian Gong Xue RMB     Architectural         500
     Base Station          Engineering
                           Institution

###  Ba Si Chang           Wire Drawing          300
     Base Station          Factory

###  Lao Gan Bu Ju         Bureau of Retired                          15                                         2500        2500
     Base Station          Officer Affairs

###  Gong Dian Gong        Control Room of                            15                                         6000        6000
     Si Base Station       the Power Supply
                           Company

###  Wu Xian Dian Yi       No.1 Radio                                 15                                         4000        4000
     Chang Base Station    Factory

###  Gong An Ju Base       Confidential                               15                                         6000        6000
     Station               Communication
                           Office of the
                           Public Security
                           Bureau

###  Yin Shua Chang Base   Pring Factory                              15                                         4500        4500
     Station

###  Wu Mao Zhong Xin      Center Building                            15                                         6000        6000
     Lou Building          of Commodity
                           Trade

###  Shang Yi Da Qing      Da Qing Gou,       Steel/        2         10          June-00                        1620        1620
     Gou Base Station      Shang Yi County    Concrete

###  Huai Lai Yu Lin       Inside the                       1         15                                          500         500
     Tun Base Station      Transfer Post of
     (planned)             Yu Lin Tun
                           Village, Sha
                           Cheng Town

###  Huai Lai Hua Dian     Huai Lai Hua Dian                           8                                         5000        5000
     Di Re Base Station    Geothermal
     (planned)             Training Center

###  Lao Gan Bu Ju         Bureau of Retired      167
     Base Station          Officer Affairs

###  Gong Dian Gong        Control Room of        400
     Si Base Station       the Power Supply
                           Company

###  Wu Xian Dian Yi       No.1 Radio             267
     Chang Base Station    Factory

###  Gong An Ju Base       Confidential           400
     Station               Communication
                           Office of the
                           Public Security
                           Bureau

###  Yin Shua Chang Base   Pring Factory          300
     Station

###  Wu Mao Zhong Xin      Center Building        400
     Lou Building          of Commodity
                           Trade

###  Shang Yi Da Qing      Da Qing Gou,           162
     Gou Base Station      Shang Yi County

###  Huai Lai Yu Lin       Inside the              33
     Tun Base Station      Transfer Post of
     (planned)             Yu Lin Tun
                           Village, Sha
                           Cheng Town

###  Huai Lai Hua Dian     Huai Lai Hua Dian      625
     Di Re Base Station    Geothermal
     (planned)             Training Center

     Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                          Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Leased
No.  Name of Building      Detailed Address   Structure   Number   Floorage       Time of        Lease Term      Rent     Rent/year
                                                         of Story  (Square   Completion of the  (from _ to _)                RMB
                                                                    meters)   Building (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
###  Huai Lai Wang Jia     Inside the                                 15                                         6000        6000
     Lou Base Station      Village
     (planned)             Government
                           Courtyard of
                           Wang Jia Lou

###  Wan Quan Guo Lei      Post Office of       Brick/      2          4             84.6                        3000        3000
     Zhuang Base Station   Guo Lei Zhuang      Concrete

###  Wan Quan Wan Quan     Wan Quan Cheng       Brick/      2          4             74.9                        3000        3000
     Cheng Base Station    Post Office         Concrete

###  Huai An Post Office   Huai An Cheng        Brick/      2         15            84.10                        1531        1531
     Building              Dong Street         Concrete

###  Wei County Post       Qian Jin Road,       Steel/      2          5                                         2000        2000
     Office                Wei County          Concrete

###  Wei County Water      Huan Cheng Bei       Steel/      2         30                                         1000        1000
     Affairs Bureau        Road, Wei County    Concrete

###  Wei County Ji Wei     Cui Jia Zhai,        Steel/      2         30                                         8000        8000
     Coalfield             Yong Quan Zhuang,   Concrete
                           Wei County

###  Dong Jing Ji Base     Dong Guan, Dong    Brick/Wood    1          4             91.8                        2000        2000
     Station, Yang RMB     Jing Ji

###  Dong Cheng Base       Dong Road, Dong    Brick/Wood    1          4             91.8                        2000        2000
     Station, Yang RMB     Cheng

###  Hua Shao Ying Base    Hua Shao Ying      Brick/Wood    1          4             91.8                        2000        2000
     Station, Yang RMB     Dong Road

###  Chongli               Chang Qing Road      Brick/      5         21            95.12                        3000        3000
     Telecommunication                         Concrete
     Building

###  Chongli Dong Ping     Dong Ping Post     Brick/Wood    1         10            96.12                         480         480
     Base Station          Post Office

###  Chongli Gao Jia       Gao Jia Ying         Brick/      2         10            94.12                         480         480
     Ying Base Station     Post Office         Concrete

###  Xuanhua Da Xi         Xuan Hua Da Xi       Brick/      2         42            97.10                        6048        6048
     Street Base Station   Street              Concrete

###  Xuanhua Tong RMB      Outside Xuanhuan     Brick/      6        14.5            99.7                        2000        2000
     Base Station          North Gate          Concrete

###  Xuan Gang Base        Xuanhua Steel                              24                                         4000        4000
     Station               Factory

###  Xia Hua RMB Coal      Xia Hua RMB          Steel/      3         20             95.5                        2400        2400
     Mine Micro-celluar    Coal Mine           Concrete
     Base Station
-----------------------------------------------------------------------------------------------------------------------------------
     Total                                                          571.5                                      152239      152239
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                                                  Unit: RMB
----------------------------------------------------------------------------------------------------------------------
                                              Rent/Square               Lessor's Ownership Documentation
No.  Name of Building      Detailed Address      meter     Leasing                                            Remarks
                                                           Contract   Building
                                               (RMB/year)    (X)        Title        Land Use       Others
----------------------------------------------------------------------------------------------------------------------
###  Huai Lai Wang Jia     Inside the             400
     Lou Base Station      Village
     (planned)             Government
                           Courtyard of
                           Wang Jia Lou

###  Wan Quan Guo Lei      Post Office of         750
     Zhuang Base Station   Guo Lei Zhuang

###  Wan Quan Wan Quan     Wan Quan Cheng         750
     Cheng Base Station    Post Office

###  Huai An Post Office   Huai An Cheng          102
     Building              Dong Street

###  Wei County Post       Qian Jin Road,         400
     Office                Wei County

###  Wei County Water      Huan Cheng Bei          33
     Affairs Bureau        Road, Wei County

###  Wei County Ji Wei     Cui Jia Zhai,          267
     Coalfield             Yong Quan Zhuang,
                           Wei County

###  Dong Jing Ji Base     Dong Guan, Dong        500
     Station, Yang RMB     Jing Ji

###  Dong Cheng Base       Dong Road, Dong        500
     Station, Yang RMB     Cheng

###  Hua Shao Ying Base    Hua Shao Ying          500
     Station, Yang RMB     Dong Road

###  Chongli               Chang Qing Road        143
     Telecommunication
     Building

###  Chongli Dong Ping     Dong Ping Post          48
     Base Station          Post Office

###  Chongli Gao Jia       Gao Jia Ying            48
     Ying Base Station     Post Office

###  Xuanhua Da Xi         Xuan Hua Da Xi         144
     Street Base Station   Street

###  Xuanhua Tong RMB      Outside Xuanhuan       138
     Base Station          North Gate

###  Xuan Gang Base        Xuanhua Steel          167
     Station               Factory

###  Xia Hua RMB Coal      Xia Hua RMB            120
     Mine Micro-celluar    Coal Mine
     Base Station
----------------------------------------------------------------------------------------------------------------------
     Total
----------------------------------------------------------------------------------------------------------------------

Notes:  1)  This form is specifically for auxiliary buildings leased for mobile communications;
        2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
        3)  Please fill in the "Remarks" if necessary.

           INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED
                              FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                          Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Leased
No.  Name of Building      Detailed Address   Structure   Number   Floorage       Time of        Lease Term      Rent     Rent/year
                                                         of Story  (Square   Completion of the  (from _ to _)                RMB
                                                                    meters)   Building (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
1    Communication Bank    78 Dong Jing Road   Brick/       1        134.5        1968.7                        30000       30000
     of China Beidaihe                          Wood
     Branch Sales
     Building

2    Lulong Tele-          Level 1 63 Xin      Frame        5         20          1988.7                         8000        8000
     communication         Cheng Street,
     Multipurpose          Cheng Guan Town
     Building








                                                                     154.5                                      38000       38000

Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                                                  Unit: RMB
----------------------------------------------------------------------------------------------------------------------
                                              Rent/Square               Lessor's Ownership Documentation
No.  Name of Building      Detailed Address      meter     Leasing                                            Remarks
                                                           Contract   Building
                                               (RMB/year)    (X)        Title        Land Use       Others
----------------------------------------------------------------------------------------------------------------------
1    Communication Bank    78 Dong Jing Road      223                     No            No
     of China Beidaihe
     Branch Sales
     Building

2    Lulong Tele-          Level 1 63 Xin         400
     communication         Cheng Street,
     Multipurpose          Cheng Guan Town
     Building










     Name of the person filling this form on behalf of the property owner:
     Liu Shan

     Filling Date: July 5, 2000
     Notes:  1)  This form is specifically for auxiliary buildings leased for mobile communications;
             2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
             3)  Please fill in the "Remarks" if necessary.

     Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE


Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                          Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Leased
No.  Name of Building      Detailed Address   Structure   Number   Floorage       Time of        Lease Term      Rent     Rent/year
                                                         of Story  (Square   Completion of the  (from _ to _)                RMB
                                                                    meters)   Building (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
1    Industrial and        Level 2 and Level    Mixed       4       917.78                                      500000      500000
     Commercial Bank of    4 of the Finance
     China, Development    Building,
     Area Branch           Development Area

2    Construction Bank of  Level 4 of the       Mixed       4         110                                        35000       35000
     China Development     Finance Building,
     Area Branch, Yushu    Development Area
     Grain Transfer Post

3    Communication Bank    78 Dong Jing Road    Brick/      1        18.8          1968.7                        30000       30000
     of China Beidaihe                           Wood
     Branch Sales
     Building










----------------------------------------------------------------------------------------------------------------------------------
                                                                   1046.58                                      565000      565000
-----------------------------------------------------------------------------------------------------------------------------------


Name of the Property Owner: Hebei Mobile Communication
Company Zhangjiakou Branch                                                                                  Unit: RMB
----------------------------------------------------------------------------------------------------------------------
                                              Rent/Square               Lessor's Ownership Documentation
No.  Name of Building      Detailed Address      meter     Leasing                                            Remarks
                                                           Contract   Building
                                               (RMB/year)    (X)        Title        Land Use       Others
----------------------------------------------------------------------------------------------------------------------
1    Industrial and        Level 2 and Level      545
     Commercial Bank of    4 of the Finance
     China, Development    Building,
     Area Branch           Development Area

2    Construction Bank of  Level 4 of the         318
     China Development     Finance Building,
     Area Branch, Yushu    Development Area
     Grain Transfer Post

3    Communication Bank    78 Dong Jing Road      1596                                                           For
     of China Beidaihe                                                                                         offices
     Branch Sales                                                                                                and
     Building                                                                                                   sales










----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

     Name of the person filling this form on behalf of the property owner:
     Liu Shan
     Filling Date: July 5, 2000
     Notes:  1) This form is specifically for auxiliary buildings leased for mobile communications;
             2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
             3) Please fill in the "Remarks" if necessary.

     Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS


Name of the Property Owner: Hebei Mobile Communication Company              Appraisal Base date: June 30th, 2000
Qinghuangdao Branch
------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of    Lease     Rent   Rent/
                                                           ure      of     Floorage  Completion   Term             year
                                                                   Story   (Square   of the      (from _            RMB
                                                                           meters)   Building     to_)
                                     (mm/yy)                                         (mm/yy)
-------- ---------------------- ------------------------- -------- ------  -------   ---------  --------  ------  -----
1        Hui Long Building      Cross of He Bei Street                10      20                           15000   15000
                                and Hai Yang Road
------------------------------------------------------------------------------------------------------------------------
2        Zhong Qing Company     East Heng Lu,  Qing                    4       9                           10000   10000
                                Shan Road
------------------------------------------------------------------------------------------------------------------------
3        Lu Ye Hotel            Heng Lu, Qing Shan Road                4      15                            6000    6000
------------------------------------------------------------------------------------------------------------------------
4        Jian Guo Road Post     Jian Guo Road and Yan                  1      14                            2000    2000
         Office                 Shan Street Entrance
------------------------------------------------------------------------------------------------------------------------
5        Bank of China          157 Ying Bin Road,                    10      11                           10000   10000
                                Qinghuangdao City
------------------------------------------------------------------------------------------------------------------------
6        Qing Xing Jian Li      198 Gang Cheng Street                  5      14                           10000   10000
------------------------------------------------------------------------------------------------------------------------
7        City Grassworks        West side of Hai Yang                  5      19                           10000   10000
                                Road
------------------------------------------------------------------------------------------------------------------------
8        Xin Tong Hotel         100 meters east to the                 6       2                            3000    3000
                                Train Station
------------------------------------------------------------------------------------------------------------------------
9        Zhong Gang Tower       80 Ying Bin Road                      10       7                           10000   10000
------------------------------------------------------------------------------------------------------------------------
10       Yan Bin Hotel          16 Ying Bin Road                       7      12                           10000   10000
------------------------------------------------------------------------------------------------------------------------
11       Xi Xiang He Zhai       Village Committee of Xi                1      13                           10000   10000
                                Xiang He Zhai
------------------------------------------------------------------------------------------------------------------------
18       Jin Hui Hotel          Gang Cheng Street         Frame        5       1                            2000    2000
------------------------------------------------------------------------------------------------------------------------
19       Development Tower of   Inside the Development                10      10                           10000   10000
         the Development Area   Tower, Development Area
------------------------------------------------------------------------------------------------------------------------
20       City Cotton Mill       West part of He Ping                   3      12                           10000   10000
                                Street, Haigang District
------------------------------------------------------------------------------------------------------------------------
21       Meng Ying              Meng Ying Village, Xi
                                Gang Town, Haigang                     3      12                           10000   10000
                                District
------------------------------------------------------------------------------------------------------------------------
22       Yan Shan University    West 438 He Bei Street                 7      13                            5000    5000
------------------------------------------------------------------------------------------------------------------------
23       Coal School of         West part of He Bei                   10       7                           10000   10000
         Qinghuangdao           Street
------------------------------------------------------------------------------------------------------------------------
24       Bei Chen Holiday       North of the Sports                   14       8                           20000   20000
         Village                Field of the Sports Base
------------------------------------------------------------------------------------------------------------------------
25       Foreign Trade Hotel    36 You Yi Road                         8      21                            4000    4000
------------------------------------------------------------------------------------------------------------------------
26       Xia Du Hotel           48 Hong Qi Road                        8       5                           10000   10000
------------------------------------------------------------------------------------------------------------------------
27       Zhong Mei Storehouse   Bei Jiao Storehouse                    4      10                           10000   10000
------------------------------------------------------------------------------------------------------------------------
28       Port Office            South part of Wen Hua                 24      12                           10000   10000
                                Road
------------------------------------------------------------------------------------------------------------------------
29       Hai Hou Guest House    195 Dong Shan                          4      10                           10000   10000
------------------------------------------------------------------------------------------------------------------------
30       Environment and        17 Middle part of He                   3       7                           10000   10000
         Sanitation Bureau      Bei Street
------------------------------------------------------------------------------------------------------------------------


Name of the Property Owner: Hebei Mobile Communication Company                                                  Unit RMB
Qinghuangdao Branch
--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address            Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                              meter        Contract      Documentation
                                                            -----------      (x)    ----------------------------
                                                            (RMB/year)                Building  Land     Others
                                                                                       Title    Use
-------- ---------------------- -------------------------  ------------   -------   --------- ---------  -------  -------
1        Hui Long Building      Cross of He Bei Street               750
                                and Hai Yang Road
--------------------------------------------------------------------------------------------------------------------------
2        Zhong Qing Company     East Heng Lu,  Qing                 1111
                                Shan Road
------------------------------------------------------------------------------------------------------------------------
3        Lu Ye Hotel            Heng Lu, Qing Shan Road              400
------------------------------------------------------------------------------------------------------------------------
4        Jian Guo Road Post     Jian Guo Road and Yan                143
         Office                 Shan Street Entrance
------------------------------------------------------------------------------------------------------------------------
5        Bank of China          157 Ying Bin Road,                   909
                                Qinghuangdao City
------------------------------------------------------------------------------------------------------------------------
6        Qing Xing Jian Li      198 Gang Cheng Street                714
------------------------------------------------------------------------------------------------------------------------
7        City Grassworks        West side of Hai Yang                526
                                Road
------------------------------------------------------------------------------------------------------------------------
8        Xin Tong Hotel         100 meters east to the              1500
                                Train Station
------------------------------------------------------------------------------------------------------------------------
9        Zhong Gang Tower       80 Ying Bin Road                    1429
------------------------------------------------------------------------------------------------------------------------
10       Yan Bin Hotel          16 Ying Bin Road                     833
------------------------------------------------------------------------------------------------------------------------
11       Xi Xiang He Zhai       Village Committee of Xi              769
                                Xiang He Zhai
------------------------------------------------------------------------------------------------------------------------
18       Jin Hui Hotel          Gang Cheng Street                   2000
------------------------------------------------------------------------------------------------------------------------
19       Development Tower of   Inside the Development              1000
         the Development Area   Tower, Development Area
------------------------------------------------------------------------------------------------------------------------
20       City Cotton Mill       West part of He Ping                 833
                                Street, Haigang District
------------------------------------------------------------------------------------------------------------------------
21       Meng Ying              Meng Ying Village, Xi
                                Gang Town, Haigang                   833
                                District
------------------------------------------------------------------------------------------------------------------------
22       Yan Shan University    West 438 He Bei Street               385
------------------------------------------------------------------------------------------------------------------------
23       Coal School of         West part of He Bei                 1429
         Qinghuangdao           Street
------------------------------------------------------------------------------------------------------------------------
24       Bei Chen Holiday       North of the Sports                 2500
         Village                Field of the Sports Base
------------------------------------------------------------------------------------------------------------------------
25       Foreign Trade Hotel    36 You Yi Road                       190
------------------------------------------------------------------------------------------------------------------------
26       Xia Du Hotel           48 Hong Qi Road                     2000
------------------------------------------------------------------------------------------------------------------------
27       Zhong Mei Storehouse   Bei Jiao Storehouse                 1000
------------------------------------------------------------------------------------------------------------------------
28       Port Office            South part of Wen Hua                833
                                Road
------------------------------------------------------------------------------------------------------------------------
29       Hai Hou Guest House    195 Dong Shan                       1000
------------------------------------------------------------------------------------------------------------------------
30       Environment and        17 Middle part of He                1429
         Sanitation Bureau      Bei Street
------------------------------------------------------------------------------------------------------------------------

31       Dong Gang Industrial
         and Commercial         West part of Yan Hai                   4      12                            4000    4000
         Company                Road
------------------------------------------------------------------------------------------------------------------------
32       Biao Zhun Press        North part of Wen Hua                  7       9                            5000    5000
                                Road
------------------------------------------------------------------------------------------------------------------------
33       Bank of China Wen      307 Wen Hua Road                       2       2                            3000    3000
         Hua Road Branch
------------------------------------------------------------------------------------------------------------------------
34       International          Wen Hua Bei Road                      12       8                           10000   10000
         Restaurant
------------------------------------------------------------------------------------------------------------------------
35       Tong Sheng Fast Food   East part of Qing Shan                 5      10                            6352    6352
                                Highway
------------------------------------------------------------------------------------------------------------------------
36       Dong Shan Bian Fang    Dong Shan Frontier                     3      12                            5000    5000
                                Defence, Qinghuangdao
------------------------------------------------------------------------------------------------------------------------
39       Dao Nan Suo            Er Zhong Post Office      Brick/       4    8.84  July 1989                1060.8  1060.8
                                Living House              Concrete
------------------------------------------------------------------------------------------------------------------------
41       Ren Min Hospital       46 Zhai Street            Brick/       4      16  June 1973                 2000    2000
                                                          Concrete
------------------------------------------------------------------------------------------------------------------------
42       Wu Li Tai              Shi He Town Government    Brick/       4      15  June 1988                 6000    6000
                                                          Concrete
------------------------------------------------------------------------------------------------------------------------
43       No.6 Middle School     No.6 Middle School of     Frame        5      10   May 1998                 3000    3000
                                Shanhaiguan
------------------------------------------------------------------------------------------------------------------------
44       Jiang Nu Temple        Wang Fu Shi Village       Brick/       2      10  March 1979                1500    1500
                                Committee                 Concrete
------------------------------------------------------------------------------------------------------------------------
45       Chang Shou Mountain    Management Office of                          10                            4000    4000
                                Chang Shou Mountain
                                Scenic Spots
------------------------------------------------------------------------------------------------------------------------
46       Bei Ying Zi            Chang Cheng               Brick/       2      16   May 1997                 4000    4000
                                Construction and          Concrete
                                Installment Company
------------------------------------------------------------------------------------------------------------------------
47       Yan Sai Hu             Management Office of                          10                            4000    4000
                                Yan Sai Hu Scenic Spots
------------------------------------------------------------------------------------------------------------------------
49       Beidaihe Post Office   Ying Jiao Road, Beidaihe  Brick/       1      42  August                    3000    3000
         Dong Shan Branch                                 Concrete                   1988
------------------------------------------------------------------------------------------------------------------------

31       Dong Gang Industrial
         and Commercial         West part of Yan Hai                 333
         Company                Road
------------------------------------------------------------------------------------------------------------------------
32       Biao Zhun Press        North part of Wen Hua                556
                                Road
------------------------------------------------------------------------------------------------------------------------
33       Bank of China Wen      307 Wen Hua Road                    1500
         Hua Road Branch
------------------------------------------------------------------------------------------------------------------------
34       International          Wen Hua Bei Road                    1250
         Restaurant
------------------------------------------------------------------------------------------------------------------------
35       Tong Sheng Fast Food   East part of Qing Shan               635
                                Highway
------------------------------------------------------------------------------------------------------------------------
36       Dong Shan Bian Fang    Dong Shan Frontier                   417
                                Defence, Qinghuangdao
------------------------------------------------------------------------------------------------------------------------
39       Dao Nan Suo            Er Zhong Post Office                 120
                                Living House
------------------------------------------------------------------------------------------------------------------------
41       Ren Min Hospital       46 Zhai Street                       125
------------------------------------------------------------------------------------------------------------------------
42       Wu Li Tai              Shi He Town Government               400                                     1-104
------------------------------------------------------------------------------------------------------------------------
43       No.6 Middle School     No.6 Middle School of                300                                     1-1-135
                                Shanhaiguan
------------------------------------------------------------------------------------------------------------------------
44       Jiang Nu Temple        Wang Fu Shi Village                  150                                     3-5-6
                                Committee
------------------------------------------------------------------------------------------------------------------------
45       Chang Shou Mountain    Management Office of                 400                                     1-009
                                Chang Shou Mountain
                                Scenic Spots
------------------------------------------------------------------------------------------------------------------------
46       Bei Ying Zi            Chang Cheng                                                                  2-2-19
                                Construction and                     250
                                Installment Company
------------------------------------------------------------------------------------------------------------------------
47       Yan Sai Hu             Management Office of                 400                                     1-1-146
                                Yan Sai Hu Scenic Spots
------------------------------------------------------------------------------------------------------------------------
49       Beidaihe Post Office   Ying Jiao Road, Beidaihe              71
         Dong Shan Branch
------------------------------------------------------------------------------------------------------------------------

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication Company              Appraisal Base date: June 30th, 2000
Qinghuangdao Branch
----------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-         Number     Leased    Time of    Lease Term    Rent   Rent/
                                                           ure              of       Floorage  Completion  -Year               year
                                                                          Story      (Square   of the     -Month-Year-          RMB
                                                                                     meters)   Building     Month
                                                                                              (mm/yy)
----- ----------------------   -----------------------   --------         --------   -------  ---------  --------     ------  -----
50    Beidaihe Development      North part of Hai Ning   Brick/Concrete      4           9     1993                    1750     1750
      Area Office Building      Road, Beidaihe
------------------------------------------------------------------------------------------------------------------------------------
51    Beidaihe Foresty Center   Bin Hai Avanue,          Brick/Concrete   Bird-           9     1994                   3000     3000
      Office Building           Qinghuangdao                              watching
                                                                          Tower
------------------------------------------------------------------------------------------------------------------------------------
52    Bei Building 16           Dong Er Road, Beidaihe   Brick/Concrete      3           5     1990                    4760     4760
      Courtyard 20, Beidaihe
      of the State Council
------------------------------------------------------------------------------------------------------------------------------------
53    Zhong Nan Hai             Zhong Zhi, Beidaihe      Brick/Concrete      3          25     1954                    3000     3000
      Telecommunication
      Bureau Beidaihe Branch
------------------------------------------------------------------------------------------------------------------------------------
56    Lulong Post Office        Yong Ping Street,            Frame           2           9    Nov-99                   5000     5000
      Multi-purpose Building    Cheng Guan Town
------------------------------------------------------------------------------------------------------------------------------------
58    Bu Jing Branch            Mu Jing Village Post     Brick/Concrete      2           6     1988                  315.38   315.38
      Multi-purpose Building    Office
------------------------------------------------------------------------------------------------------------------------------------
62    Ye He Equipment Building  Ye He Town Post Office   Brick/Concrete      2           6     1987                  315.38   315.38
------------------------------------------------------------------------------------------------------------------------------------
76    Shen He Village           Xi Chang Village, Shen   Steel/Concrete    Flat        6.5    Oct-97                   3000     3000
      Government                He
------------------------------------------------------------------------------------------------------------------------------------
77    Nandaihe No.2 Area Post   Nandaihe No.2 Area       Steel/Concrete      8          42    Oct-97                   3000     3000
      Office
------------------------------------------------------------------------------------------------------------------------------------
78    Zhu Cao Ying Post Office  Zhu Cao Ying Town        Steel/Concrete    Flat        5.4    Sep-95                   3000     3000
------------------------------------------------------------------------------------------------------------------------------------
79    Yu Guan Post Office       Yu Guan Town             Steel/Concrete      3         9.6    Oct-97                   3000     3000
------------------------------------------------------------------------------------------------------------------------------------
80    Tai Ying Post Office      Tai Ying Town            Steel/Concrete    Flat       5.67    Aug-95                   3000     3000
------------------------------------------------------------------------------------------------------------------------------------
81    Cao Dong Zhuang Post      Cao Dong Zhuang Village  Steel/Concrete      2           8    Oct-97                   3000     3000
      Office
------------------------------------------------------------------------------------------------------------------------------------
91    Meterological Bureau Base 374 Bei Ma Road, San     Brick/Concrete      1          18    Aug-88                  23000    23000
      Station                   Street
------------------------------------------------------------------------------------------------------------------------------------
92    An Shan Branch            Center of An Shan Town   Steel/Concrete      2          35    Dec-94                   3000     3000
------------------------------------------------------------------------------------------------------------------------------------
93    Qing An Branch            Center of Jing An Town   Brick/Concrete      1          15    Dec-89                   3000     3000
------------------------------------------------------------------------------------------------------------------------------------
94    Xin Ji Branch             Xin Ji Town              Brick/Concrete      3          42    Dec-98                   3000     3000
------------------------------------------------------------------------------------------------------------------------------------
96    Hai An (2) Branch         West of Yi Jing Road,    Brick/Concrete      1        40.8    Aug-89                   3000     3000
                                Hai An
------------------------------------------------------------------------------------------------------------------------------------
97    Qing Long Mobile Company  Middle of Fu Wu          Brick/Concrete      3         252    Sep-99                  30000    30000
                                Street, Qing Long
------------------------------------------------------------------------------------------------------------------------------------
99    Ba Dao He Branch          Ba Dao He Village, Ba    Brick/Concrete                 16    Oct-96                   3000     3000
                                Dao He Town
------------------------------------------------------------------------------------------------------------------------------------
00    Da Wu Lan Branch          Da Wu Lan Village, Da    Brick/Concrete                 12    Oct-97                   3000     3000
                                Wu Lan Town
------------------------------------------------------------------------------------------------------------------------------------
02    Shuang Shan Zi Branch     Shuang Shan Zi Town      Brick/Concrete                 16    Oct-97                   3000     3000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   1047.81                         389053.6 389053.6
------------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication Company                                                Unit RMB
Qinghuangdao Branch
----------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address        Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                         meter        Contract      Documentation
                                                       -----------      (x)      --------------------------
                                                        (RMB/year)               Building   Land      Others
                                                                                 Title      Use
----- ----------------------   ----------------------- -----------  -------   --------- ---------  -------      -------
50    Beidaihe Development      North part of Hai Ning     194                                                  Has paid for
      Area Office Building      Road, Beidaihe                                                                  1997-2017
----------------------------------------------------------------------------------------------------------------------------
51    Beidaihe Foresty Center   Bin Hai Avanue,            333                                                  Has paid for
      Office Building           Qinghuangdao                                                                    1998-2008
----------------------------------------------------------------------------------------------------------------------------
52    Bei Building 16           Dong Er Road, Beidaihe     952
      Courtyard 20, Beidaihe
      of the State Council
----------------------------------------------------------------------------------------------------------------------------
53    Zhong Nan Hai             Zhong Zhi, Beidaihe        120
      Telecommunication
      Bureau Beidaihe Branch
----------------------------------------------------------------------------------------------------------------------------
56    Lulong Post Office        Yong Ping Street,          556
      Multi-purpose Building    Cheng Guan Town
----------------------------------------------------------------------------------------------------------------------------
58    Bu Jing Branch            Mu Jing Village Post        53
      Multi-purpose Building    Office
----------------------------------------------------------------------------------------------------------------------------
62    Ye He Equipment Building  Ye He Town Post Office      53
----------------------------------------------------------------------------------------------------------------------------
76    Shen He Village           Xi Chang Village, Shen     462
      Government                He
----------------------------------------------------------------------------------------------------------------------------
77    Nandaihe No.2 Area Post   Nandaihe No.2 Area          71
      Office
----------------------------------------------------------------------------------------------------------------------------
78    Zhu Cao Ying Post Office  Zhu Cao Ying Town          556
----------------------------------------------------------------------------------------------------------------------------
79    Yu Guan Post Office       Yu Guan Town               313
----------------------------------------------------------------------------------------------------------------------------
80    Tai Ying Post Office      Tai Ying Town              529
----------------------------------------------------------------------------------------------------------------------------
81    Cao Dong Zhuang Post      Cao Dong Zhuang Village    375
      Office
----------------------------------------------------------------------------------------------------------------------------
91    Meterological Bureau Base 374 Bei Ma Road, San      1278                                                  Iron Tower
      Station                   Street                                                                          included
----------------------------------------------------------------------------------------------------------------------------
92    An Shan Branch            Center of An Shan Town      86
----------------------------------------------------------------------------------------------------------------------------
93    Qing An Branch            Center of Jing An Town     200
----------------------------------------------------------------------------------------------------------------------------
94    Xin Ji Branch             Xin Ji Town                 71
----------------------------------------------------------------------------------------------------------------------------
96    Hai An (2) Branch         West of Yi Jing Road,       74
                                Hai An
----------------------------------------------------------------------------------------------------------------------------
97    Qing Long Mobile Company  Middle of Fu Wu            119                                                  The Land Use is
                                Street, Qing Long                                                               processing.
----------------------------------------------------------------------------------------------------------------------------
99    Ba Dao He Branch          Ba Dao He Village, Ba      188
                                Dao He Town
----------------------------------------------------------------------------------------------------------------------------
00    Da Wu Lan Branch          Da Wu Lan Village, Da      250
                                Wu Lan Town
----------------------------------------------------------------------------------------------------------------------------
02    Shuang Shan Zi Branch     Shuang Shan Zi Town        188                                                  The Land Use is
                                                                                                                processing.
----------------------------------------------------------------------------------------------------------------------------

Name of the person filling this form on behalf of the property owner:
        Liu Shan                                 Filling Date: July 5, 2000

Date of data entry: July 5, 2000

Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication                Appraisal Base date: June 30th, 2000
Company Xingtai Branch
-------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of    Lease Term   Rent   Rent/
                                                           ure      of     Floorage  Completion  --Year             year
                                                                   Story   (Square   of the      -Month-Year        RMB
                                                                           meters)   Building    -Month
                                                                                     (mm/yy)
-------- ---------------------- ------------------------- -------- ------  -------   ---------  --------      ------  -----
2        Qinghe Post Office     San Yang Xi                                  70                               28000    28000
                                Street
----------------------------------------------------------------------------------------------------------------------------
3        Long Yao Post          Town                                         52                               20800    20800
         Office
----------------------------------------------------------------------------------------------------------------------------
                                                                            122                               48800    48800
----------------------------------------------------------------------------------------------------------------------------


Name of the Property Owner: Hebei Mobile Communication                                                        Unit: RMB
Company Xingtai Branch
-----------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address         Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                           meter        Contract      Documentation
                                                         -----------      (x)      --------------------------
                                                         (RMB/year)               Building   Land      Others
                                                                                   Title      Use
-------- ---------------------- ----------------------- ------------   -------   --------- ---------  -------  -------
2        Qinghe Post Office     San Yang Xi                    400
                                Street
----------------------------------------------------------------------------------------------------------------------
3        Long Yao Post          Town                           400
         Office
----------------------------------------------------------------------------------------------------------------------
                                                               800
----------------------------------------------------------------------------------------------------------------------

Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

         Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty
         Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication  Company                Appraisal Base date: June 30th, 2000
Xingtai Branch
------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building          Detailed Address          Struct-  Number  Leased     Time of    Lease Term     Rent   Rent/
                                                              ure      of     Floorage  Completion   -Year                year
                                                                      Story   (Square   of the      -Month -Year          RMB
                                                                              meters)   Building    -Month
                                                                                         (mm/yy)
-------- ----------------------    ------------------------- -------- ------  -------   ---------  --------        ------  -----
 ####       Xin He                   County                                    19.3                                 7720       7720
            Telecommunication        Telecommunication
                                     Bureau
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Xin He                   Xi Liu                                    45.2                                18080      18080
            Telecommunication
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Xin He                   Xun Zhai                                  45.2                                18080      18080
            Telecommunication
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Xingtai Post Office      Taihang Branch                            54.5                                21800      21800
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Xingtai Post Office      Train Station                             25.5                                10200      10200
-----------------------------------------------------------------------------------------------------------------------------------
 ####       County Broadcasting      Bai Yun Mountain                Iron        25                                10000      10000
            Station                                                  Tower
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Guo Xin Page             Page Company                             46.36                                18544      18544
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Chang Zheng Factory      Chang Zheng Factory                         24                                 5040       5040
-----------------------------------------------------------------------------------------------------------------------------------
 ####       No. 1 Cotton Storehouse                                            15.5                                10220      10220
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Jin Long Restaurant      Xin Hua Road                                30                                10080      10080
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Army 52715                                                           48                                25000      25000
-----------------------------------------------------------------------------------------------------------------------------------
 ####       City Television Station  Ye Jin Road                                 15                                13000      13000
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Labor Union of Xingtai                                             34.5                                10000      10000
            County
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Dong Office of the       Dong Wei Cheng Road                         28                                10220      10220
            Industrial and
            Commercial Bank of
            China,
-----------------------------------------------------------------------------------------------------------------------------------
 ####       State Tax Bureau                                                     30                                20000      20000
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Kang Zhuang Train        Kang Zhuang Station                         41                                 2000       2000
            Station
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Zhang Tai Post Office    Zhang Tai Town                            38.1                                15440      15440
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Qinghe Post Office       San Yang Xi Street of                    19.61                                 7844       7844
                                     the County
-----------------------------------------------------------------------------------------------------------------------------------
 ####       Qinghe Post Office       San Yang Xi Street of                    14.31                                 5724       5724
                                     the County
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication  Company                                                     Unit: RMB
Xingtai Branch
----------------------------------------------------------------------------------------------------------------------------
No.      Name of Building          Detailed Address          Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                               meter       Contract      Documentation
                                                             -----------     (x)      --------------------------
                                                             (RMB/year)               Building   Land      Others
                                                                                        Title      Use
-------- ----------------------    ------------------------- ------------   -------   --------- ---------  -------  -------
 ####       Xin He                   County                      400
            Telecommunication        Telecommunication
                                     Bureau
---------------------------------------------------------------------------------------------------------------------------
 ####       Xin He                   Xi Liu                      400
            Telecommunication
---------------------------------------------------------------------------------------------------------------------------
 ####       Xin He                   Xun Zhai                    400
            Telecommunication
---------------------------------------------------------------------------------------------------------------------------
 ####       Xingtai Post Office      Taihang Branch              400
---------------------------------------------------------------------------------------------------------------------------
 ####       Xingtai Post Office      Train Station               400
---------------------------------------------------------------------------------------------------------------------------
 ####       County Broadcasting      Bai Yun Mountain            400
            Station
---------------------------------------------------------------------------------------------------------------------------
 ####       Guo Xin Page             Page Company                400
---------------------------------------------------------------------------------------------------------------------------
 ####       Chang Zheng Factory      Chang Zheng Factory         210
---------------------------------------------------------------------------------------------------------------------------
 ####       No. 1 Cotton Storehouse                              659
---------------------------------------------------------------------------------------------------------------------------
 ####       Jin Long Restaurant      Xin Hua Road                336
---------------------------------------------------------------------------------------------------------------------------
 ####       Army 52715                                           521
---------------------------------------------------------------------------------------------------------------------------
 ####       City Television Station  Ye Jin Road                 867
---------------------------------------------------------------------------------------------------------------------------
 ####       Labor Union of Xingtai                               290
            County
---------------------------------------------------------------------------------------------------------------------------
 ####       Dong Office of the       Dong Wei Cheng Road         365
            Industrial and
            Commercial Bank of
            China,
---------------------------------------------------------------------------------------------------------------------------
 ####       State Tax Bureau                                     667
---------------------------------------------------------------------------------------------------------------------------
 ####       Kang Zhuang Train        Kang Zhuang Station          49
            Station
---------------------------------------------------------------------------------------------------------------------------
 ####       Zhang Tai Post Office    Zhang Tai Town              400
---------------------------------------------------------------------------------------------------------------------------
 ####       Qinghe Post Office       San Yang Xi Street of       400
                                     the County
---------------------------------------------------------------------------------------------------------------------------
 ####       Qinghe Post Office       San Yang Xi Street of       400
                                     the County
---------------------------------------------------------------------------------------------------------------------------

 ####       Qinghe Post Office       San Yang Xi Street of                    18.86                           7544
                                     the County
---------------------------------------------------------------------------------------------------------------------
 ####       Pingxiang Post Office    He Gu Temple                              22.8                           9120
---------------------------------------------------------------------------------------------------------------------
 ####       Pingxiang Post Office    Old County of                               58                          23200
                                     Pingxiang
---------------------------------------------------------------------------------------------------------------------
 ####       Nangong Post Office      San Li                                  195.53                          78212
---------------------------------------------------------------------------------------------------------------------
 ####       Baixiang Post Office     County Post Office                          36                          14400
---------------------------------------------------------------------------------------------------------------------
 ####       Julu Post Office         Guan Ting                                 39.6                          15800
---------------------------------------------------------------------------------------------------------------------
 ####       Julu Post Office         Yan Ting                                 29.62                          11848
---------------------------------------------------------------------------------------------------------------------
 ####       Ningjin Post Office      Si Zhi Lan                                  30                          12000
---------------------------------------------------------------------------------------------------------------------
 ####       Ningjin Post Office      Geng Zhuang Qiao                            30                          12000
---------------------------------------------------------------------------------------------------------------------
 ####       Ningjin Post Office      Si Ma                                       20                           8000
---------------------------------------------------------------------------------------------------------------------
 ####       Ningjin Post Office      Nong Chang                                  20                           8000
---------------------------------------------------------------------------------------------------------------------
 ####       Longyao Post Office      County                                     298                         119200
---------------------------------------------------------------------------------------------------------------------
 ####       Linxi Post Office        Lu Zhai                                  76.83                          30732
---------------------------------------------------------------------------------------------------------------------
 ####       Linxi Post Office        Lao Guan Zhai                            70.71                          28284
---------------------------------------------------------------------------------------------------------------------
 ####       Guangzong Post Office    Tang Ting                                17.16                           6864
---------------------------------------------------------------------------------------------------------------------
 ####       Guangzong Post Office    Tang Ting                                 7.36                           2944
---------------------------------------------------------------------------------------------------------------------
 ####       Guangzong Post Office    Li Huan Village                           10.4                           4160
---------------------------------------------------------------------------------------------------------------------

 ####       Qinghe Post Office       San Yang Xi Street of     7544      400
                                     the County
----------------------------------------------------------------------------------------------------------------------------------
 ####       Pingxiang Post Office    He Gu Temple              9120      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Pingxiang Post Office    Old County of            23200      400
                                     Pingxiang
----------------------------------------------------------------------------------------------------------------------------------
 ####       Nangong Post Office      San Li                   78212      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Baixiang Post Office     County Post Office       14400      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Julu Post Office         Guan Ting                15800      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Julu Post Office         Yan Ting                 11848      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Ningjin Post Office      Si Zhi Lan               12000      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Ningjin Post Office      Geng Zhuang Qiao         12000      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Ningjin Post Office      Si Ma                     8000      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Ningjin Post Office      Nong Chang                8000      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Longyao Post Office      County                  119200      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Linxi Post Office        Lu Zhai                  30732      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Linxi Post Office        Lao Guan Zhai            28284      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Guangzong Post Office    Tang Ting                 6864      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Guangzong Post Office    Tang Ting                 2944      400
----------------------------------------------------------------------------------------------------------------------------------
 ####       Guangzong Post Office    Li Huan Village           4160      400
----------------------------------------------------------------------------------------------------------------------------------


Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication  Company                Appraisal Base date: June 30th, 2000
Xingtai Branch
--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of    Lease Term  Rent   Rent/
                                                           ure      of     Floorage  Completion    _Year            year
                                                                   Story   (Square   of the      _Month _Year       RMB
                                                                           meters)   Building       Month
                                                                                     (mm/yy)
-------- ---------------------- ------------------------- -------- ------  -------   ---------  --------  ------  -----
####     Guangzong                Li Huai Village                          28.81                           11524   11524
         Telecommunication
         Bureau
---------------------------------------------------------------------------------------------------------------------------
####     Guangzong                Jiu Dian Village                        30.235                           12094   12094
         Telecommunication
         Bureau
         Guangzong
---------------------------------------------------------------------------------------------------------------------------
####     Telecommunication        Jiu Dian Village                        13.475                            5390    5390
         Bureau
---------------------------------------------------------------------------------------------------------------------------
####     Guangzong                Jian Zhi                                  7.36                            2944    2944
         Post Office
---------------------------------------------------------------------------------------------------------------------------
####     Neiqiu                   Liu Lin                                    131                           52400   52400
         Telecommunication
         Bureau
         Neiqiu
---------------------------------------------------------------------------------------------------------------------------
####     Post Office              Da Meng Town                              37.2                           14880   14880
         Neiqiu
---------------------------------------------------------------------------------------------------------------------------
####     Post Office              Bei Zhang Zhen                            59.6                           23940   23940
         Neiqiu                   Village
---------------------------------------------------------------------------------------------------------------------------
####     Post Office              Da Meng Town                              25.6                           10240   10240
         Nanhe
---------------------------------------------------------------------------------------------------------------------------
####     Telecommunication        San Si County                            27.95                           11180   11180
         Bureau
---------------------------------------------------------------------------------------------------------------------------
####     Lin Cheng Post Office    Hei Cheng Branch                         48.24                           19296   19296
         Lin Cheng
---------------------------------------------------------------------------------------------------------------------------
####     Telecommunication        Ying Deng Base                            30.8                           12320   12320
         Bureau                   Station
           Total                                                         2020.12                          807508  807508
---------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication  Company                                                Unit: RMB
Xingtai Branch
-------------------------------------------------------- ----------------------------------------------------------------
No.      Name of Building       Detailed Address          Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                            meter        Contract      Documentation
                                                          -----------      (x)      --------------------------
                                                          (RMB/year)               Building   Land      Others
                                                                                    Title      Use
-------- ---------------------- ------------------------ ------------   -------   --------- ---------  -------  -------
####     Guangzong                Li Huan Village             400
         Telecommunication
         Bureau
-----------------------------------------------------------------------------------------------------------------------
####     Guangzong                Jiu Dian Village            400
         Telecommunication
         Bureau
         Guangzong
-----------------------------------------------------------------------------------------------------------------------
####     Telecommunication        Jiu Dian Village            400
         Bureau
-----------------------------------------------------------------------------------------------------------------------
####     Guangzong                Jian Zhi                    400
         Post Office
-----------------------------------------------------------------------------------------------------------------------
####     Neiqiu                   Liu Lin                     400
         Telecommunication
         Bureau
         Neiqiu
-----------------------------------------------------------------------------------------------------------------------
####     Post Office              Da Meng Town                400
         Neiqiu
-----------------------------------------------------------------------------------------------------------------------
####     Post Office              Bei Zhang Zhen              400
         Neiqiu                   Village
-----------------------------------------------------------------------------------------------------------------------
####     Post Office              Da Meng Town                400
         Nanhe
-----------------------------------------------------------------------------------------------------------------------
####     Telecommunication        San Si County               400
         Bureau
-----------------------------------------------------------------------------------------------------------------------
####     Lin Cheng Post Office    Hei Cheng Branch            400
         Lin Cheng
-----------------------------------------------------------------------------------------------------------------------
####     Telecommunication        Ying Deng Base              400
         Bureau                   Station
           Total                                             9163
-----------------------------------------------------------------------------------------------------------------------

Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE

Name of the Property Owner: Post and Telecommunications                  Appraisal Base date: June 30th, 2000
Planning and Designing Institution of Hebei Province
--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of    Lease     Rent     Rent/
                                                           ure      of     Floorage  Completion   Term   (1 year)   year
                                                                   Story   (Square   of the      (from _             RMB
                                                                           meters)   Building     to_)
                                                                                     (mm/yy)
-------- ---------------------- ------------------------- -------- ------  -------   ---------  --------  ------    -----
 1       Office Building        Huai Bei Xi Road,         Brick/      5    1,290.00  Jan-78   Aug-00      516,000  516,000
                                Shi Jia Zhuang City      Concrete                              -July-00
--------------------------------------------------------------------------------------------------------------------------
 2
--------------------------------------------------------------------------------------------------------------------------
 3
--------------------------------------------------------------------------------------------------------------------------
 4
--------------------------------------------------------------------------------------------------------------------------
 5
--------------------------------------------------------------------------------------------------------------------------
 6
--------------------------------------------------------------------------------------------------------------------------
 7
--------------------------------------------------------------------------------------------------------------------------
 8
--------------------------------------------------------------------------------------------------------------------------
 9
--------------------------------------------------------------------------------------------------------------------------
 10
--------------------------------------------------------------------------------------------------------------------------
 11
--------------------------------------------------------------------------------------------------------------------------
 12
--------------------------------------------------------------------------------------------------------------------------
 13
--------------------------------------------------------------------------------------------------------------------------
 14
--------------------------------------------------------------------------------------------------------------------------
 15
--------------------------------------------------------------------------------------------------------------------------
 16
--------------------------------------------------------------------------------------------------------------------------
 17
--------------------------------------------------------------------------------------------------------------------------
 18
--------------------------------------------------------------------------------------------------------------------------
 19
--------------------------------------------------------------------------------------------------------------------------
 20     Total                                                              1,290.00                       516,000  516,000
--------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Post and Telecommunications                                                          Unit: RMB
Planning and Designing Institution of Hebei Province
--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address           Rent/Square                                     Remarks
                                                             meter
                                                          -----------
                                                         (RMB/year)

-------- ---------------------- ------------------------- ------------                                     ------
 1       Office Building        Huai Bei Xi Road,           400.00
                                Shi Jia Zhuang City
------------------------------------------------------------------------------------------------------------------------
 2
------------------------------------------------------------------------------------------------------------------------
 3
------------------------------------------------------------------------------------------------------------------------
 4
------------------------------------------------------------------------------------------------------------------------
 5
------------------------------------------------------------------------------------------------------------------------
 6
------------------------------------------------------------------------------------------------------------------------
 7
------------------------------------------------------------------------------------------------------------------------
 8
------------------------------------------------------------------------------------------------------------------------
 9
------------------------------------------------------------------------------------------------------------------------
 10
------------------------------------------------------------------------------------------------------------------------
 11
------------------------------------------------------------------------------------------------------------------------
 12
------------------------------------------------------------------------------------------------------------------------
 13
------------------------------------------------------------------------------------------------------------------------
 14
------------------------------------------------------------------------------------------------------------------------
 15
------------------------------------------------------------------------------------------------------------------------
 16
------------------------------------------------------------------------------------------------------------------------
 17
------------------------------------------------------------------------------------------------------------------------
 18
------------------------------------------------------------------------------------------------------------------------
 19
------------------------------------------------------------------------------------------------------------------------
 20     Total
------------------------------------------------------------------------------------------------------------------------


Notes:    1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE


Name of the Property Owner: Hebei Mobile Communication                Appraisal Base date: June 30th, 2000
Company Office
-----------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of    Lease Term   Rent            Rent/
                                                           ure      of     Floorage  Completion    _Year                      year
                                                                   Story   (Square   of the    _Month _Year_                   RMB
                                                                           meters)   Building     Month
                                                                                     (mm/yy)
-------- ---------------------- ------------------------- -------- ------  -------   ---------  --------     ------         --------
 1      Telephone Equipment     19 Fan Xi                 Brick/     4       1291.40            Aug-00        516560        516560
        of Hebei Province       Road                      Concrete                              -July-01

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            1,291.40                          516,560.00
----------------------------------------------------------------------------------------------------------------------------------


Name of the Property Owner: Hebei Mobile Communication                                                            Unit: RMB
Company Office
--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address         Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                           meter        Contract      Documentation
                                                         -----------      (x)      --------------------------
                                                         (RMB/year)               Building   Land      Others
                                                                                   Title      Use
-------- ---------------------- ----------------------- ------------   -------   --------- ---------  -------  -------
 1      Telephone Equipment     19 Fan Xi                  400          (x)                                    1276.8 square
        of Hebei Province       Road                                                                           meters have
                                                                                                               leased for
                                                                                                               office use
------------------------------------------------------------------------------------------------------------------------


Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE

Name of the Property Owner: Hebei Mobile Communication                Appraisal Base date: June 30th, 2000
Company Shijiazhuang Branch
-------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-     Number  Leased        Time of       Lease Term   Rent
                                                           ure         of     Floorage     Completion       _Year
                                                                      Story   (Square        of the      _Month _Year
                                                                              meters)       Building         Month
                                                                                            (mm/yy)
-------- ---------------------- ------------------------- ----------- ------  ----------  ---------  --------------  ------

  1     Luquan Post Office          Hai Shan              Brick/        6       160       Dec-94                       16000
        Building                    Street, Luquan        Concrete
-------------------------------------------------------------------------------------------------------------------------------
  4     Shenze Post Office and      8 Xi Street           Brick/        3       110       Jan-90                       35000
        Communication Building                            Concrete
-------------------------------------------------------------------------------------------------------------------------------
  6     Jingjing Rented Post        1 Xingfu              Frame         6     237.1       Nov-97                       18441
        Office Building             Street
-------------------------------------------------------------------------------------------------------------------------------
  8     Zhao County                 Xi Lou                Brick/        3       400       Dec-91                       12000
        Telecommunication                                 Concrete
        Bureau
-------------------------------------------------------------------------------------------------------------------------------
  9     RMBshi Rented Office        89 Huai Yang          Brick/        2       300       May-82                       18950
        Building                    Street                Concrete
-------------------------------------------------------------------------------------------------------------------------------
  10    Shijiazhuang Company        117 Zhong             Frame         4    2305.5         98
        Rented Building Three       Shan Dong Road
-------------------------------------------------------------------------------------------------------------------------------
  11
-------------------------------------------------------------------------------------------------------------------------------
  12
-------------------------------------------------------------------------------------------------------------------------------
  13
-------------------------------------------------------------------------------------------------------------------------------
  14
-------------------------------------------------------------------------------------------------------------------------------
  15
-------------------------------------------------------------------------------------------------------------------------------
  16
-------------------------------------------------------------------------------------------------------------------------------
  17
-------------------------------------------------------------------------------------------------------------------------------
  18
-------------------------------------------------------------------------------------------------------------------------------
  19
-------------------------------------------------------------------------------------------------------------------------------
        Total                                                                3512.6                                  100391
-------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication                                                                    Unit: RMB
Company Shijiazhuang Branch
-----------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address        Rent/        Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                         year          meter        Contract      Documentation
                                                          RMB        -----------      (x)      --------------------------
                                                                     (RMB/year)               Building   Land      Others
                                                                                               Title      Use
-------- ---------------------- ---------------------  -------    ---------------   --------  --------  ---------  -------  -------
  1     Luquan Post Office          Hai Shan              16000     100.00
        Building                    Street, Luquan
----------------------------------------------------------------------------------------------------------------------------------
  4     Shenze Post Office and      8 Xi Street           35000     318.18
        Communication Building
----------------------------------------------------------------------------------------------------------------------------------
  6     Jingjing Rented Post        1 Xingfu              18441      77.78
        Office Building             Street
----------------------------------------------------------------------------------------------------------------------------------
  8     Zhao County                 Xi Lou                12000      30.00
        Telecommunication
        Bureau
----------------------------------------------------------------------------------------------------------------------------------
  9     RMBshi Rented Office        89 Huai Yang          18950      63.17
        Building                    Street
----------------------------------------------------------------------------------------------------------------------------------
  10    Shijiazhuang Company        117 Zhong                 0       0.00
        Rented Building Three       Shan Dong Road
----------------------------------------------------------------------------------------------------------------------------------
  11
----------------------------------------------------------------------------------------------------------------------------------
  12
----------------------------------------------------------------------------------------------------------------------------------
  13
----------------------------------------------------------------------------------------------------------------------------------
  14
----------------------------------------------------------------------------------------------------------------------------------
  15
----------------------------------------------------------------------------------------------------------------------------------
  16
----------------------------------------------------------------------------------------------------------------------------------
  17
----------------------------------------------------------------------------------------------------------------------------------
  18
----------------------------------------------------------------------------------------------------------------------------------
  19
----------------------------------------------------------------------------------------------------------------------------------
        Total                                            100391
----------------------------------------------------------------------------------------------------------------------------------

Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication                Appraisal Base date:June 30th, 2000
Company Shijiazhuang Branch

---------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of    Lease        Rent      Rent/
                                                           ure      of     Floorage  Completion   Term                   year
                                                                   Story   (Square   of the      (from _                  RMB
                                                                           meters)   Building     to_)
                                                                                     (mm/yy)
-------- ---------------------- ------------------------- -------- ------  -------   ---------  --------    -------- --- -------
  2     Ao Si Da Company        Tai Ping He Bei           Brick/      2       82       96/02                  45000       45000
        Building                Road, Luquan Ciaty       Concrete
---------------------------------------------------------------------------------------------------------------------------------
  3     Zhengding County Post   25 Fu Xi Street           Frame       4      78.14      91                  3750.72     3750.72
        Office East Building
---------------------------------------------------------------------------------------------------------------------------------
  4     Xing Tang Mao Li Jun    Xing Tang Street          Brick/      3      60.2      84/12                  11200       11200
        Lin Jie Building                                 Concrete
---------------------------------------------------------------------------------------------------------------------------------
  7     Jinzhou Fu Li Chang     North to the Gate of      Brick/      1       30       89/06                   1500        1500
        Hong Chemical Plant     Zong Cun North Plant     Concrete
---------------------------------------------------------------------------------------------------------------------------------
  8     Shenze Post and         8 Xi Street               Brick/      3       35       90/01
        Communication                                    Concrete
        Building
---------------------------------------------------------------------------------------------------------------------------------
  9     Pingshan Jiao Li        67 Ye He Dong Road        Steel/      2       160      98/08                  20000       20000
        Jiang Commercial                                 Concrete
        Building
---------------------------------------------------------------------------------------------------------------------------------
  11    Bank of China           Jian She Bei Road         Frame       6       40       93/08                  24000       24000
        Jingjing Branch Sales
        Building
---------------------------------------------------------------------------------------------------------------------------------
  14    Gaocheng Qiutou         Qiu Tou Village,          Brick/      2       30        88                     8000        8000
        Mobile Sales Building   Qiutou Town              Concrete
---------------------------------------------------------------------------------------------------------------------------------
  15    Gaocheng Liang          Liang Village             Brick/      2       32        98                     9000        9000
        Village Sales Building  Development Area,        Concrete
                                307 National Road
---------------------------------------------------------------------------------------------------------------------------------
  17    Gaoyi Mobile Sales      Level 1 Construction      Brick/      1       260     2000/04                 26000       26000
        Building                Bank of China            Concrete
---------------------------------------------------------------------------------------------------------------------------------
  21    Zanhuang Cotton and     East of Xin Kai           Frame       1      72.8                             18000       18000
        Linen Plant             Street
        Multi-purpose Building
---------------------------------------------------------------------------------------------------------------------------------
  22    Zanhuang Post Office    4 Xin Kai Street          Frame       4       120       94                     5760        5760
        Multi-purpose Building
---------------------------------------------------------------------------------------------------------------------------------
  24    Tianhe Sales            55 Zheng Ding Street      Steel/      4     3037.5      97                  1450000     1450000
        Building,                                        Concrete
        Shijiazhuang City
---------------------------------------------------------------------------------------------------------------------------------
  26    Sales Building,         395 He Ping Xi Street     Brick/      4       126      99/06                 167000      167000
        Shijiangzhuang                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
  27    Sales Building,         2 Fu Qiang Street         Brick/      4       225      99/07                  60000       60000
        Shijiangzhuang          Market                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                       4388.64                         1849211     1849211
---------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication                                                          Unit: RMB
Company Shijiazhuang Branch

--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Rent/Square    Leasing      Lessor's Ownership          Remarks
                                                            meter        Contract      Documentation
                                                          -----------     (check    --------------------------
                                                          (RMB/year)       mark)    Building   Land      Others
                                                                                    Title      Use
-------- ---------------------- ------------------------- ------------   -------   ---------  ---------  -------  -------
  2     Ao Si Da Company        Tai Ping He Bei               548.78
        Building                Road, Luquan Ciaty
-------------------------------------------------------------------------------------------------------------------------
  3     Zhengding County Post   25 Fu Xi Street              48.00
        Office East Building
-------------------------------------------------------------------------------------------------------------------------
  4     Xing Tang Mao Li Jun    Xing Tang Street              186.05
        Lin Jie Building
-------------------------------------------------------------------------------------------------------------------------
  7     Jinzhou Fu Li Chang     North to the Gate of           50.00
        Hong Chemical Plant     Zong Cun North Plant
-------------------------------------------------------------------------------------------------------------------------
  8     Shenze Post and         8 Xi Street
        Communication
        Building
-------------------------------------------------------------------------------------------------------------------------
  9     Pingshan Jiao Li        67 Ye He Dong Road            125.00
        Jiang Commercial
        Building
-------------------------------------------------------------------------------------------------------------------------
  11    Bank of China           Jian She Bei Road             600.00
        Jingjing Branch Sales
        Building
-------------------------------------------------------------------------------------------------------------------------
  14    Gaocheng Qiutou         Qiu Tou Village,              266.67
        Mobile Sales Building   Qiutou Town
-------------------------------------------------------------------------------------------------------------------------
  15    Gaocheng Liang          Liang Village
        Village Sales Building  Development Area,             281.25
                                307 National Road
-------------------------------------------------------------------------------------------------------------------------
  17    Gaoyi Mobile Sales      Level 1 Construction          100.00
        Building                Bank of China
-------------------------------------------------------------------------------------------------------------------------
  21    Zanhuang Cotton and     East of Xin Kai               247.25
        Linen Plant             Street
        Multi-purpose Building
-------------------------------------------------------------------------------------------------------------------------
  22    Zanhuang Post Office    4 Xin Kai Street               48.00
        Multi-purpose Building

-------------------------------------------------------------------------------------------------------------------------
  24    Tianhe Sales            55 Zheng Ding Street          477.37
        Building,
        Shijiazhuang City
-------------------------------------------------------------------------------------------------------------------------
  26    Sales Building,         395 He Ping Xi Street        1325.40
        Shijiangzhuang
-------------------------------------------------------------------------------------------------------------------------
  27    Sales Building,         2 Fu Qiang Street             266.67
        Shijiangzhuang          Market
-------------------------------------------------------------------------------------------------------------------------
Total
-------------------------------------------------------------------------------------------------------------------------



Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Zanhuang Sales Office, Hebei              Appraisal Base date: June 30th, 2000
Mobile Communication Company Shijiazhuang Branch

-----------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of    Lease Term    Rent   Rent/
                                                           ure      of     Floorage  Completion    __ Year             year
                                                                   Story   (Square   of the        __ Month            RMB
                                                                           meters)   Building      __ Year
                                                                                     (mm/yy)       __ Month
-------- ---------------------- ------------------------- -------- ------  -------   ---------   ----------   ------  ------

  1    Rented Post Office           4 Xin Kai             Frame      4       20        94                      9000     9000
       Multi-purpose Building       Street
-----------------------------------------------------------------------------------------------------------------------------
  3    Xi Gao Village Base Station  Xi Gao Village        Brick/     1       15        94                      1000     1000
                                                          Concrete
-----------------------------------------------------------------------------------------------------------------------------
       Total                                                                 35                               10000    10000
-----------------------------------------------------------------------------------------------------------------------------


Name of the Property Owner: Zanhuang Sales Office, Hebei                                                      Unit: RMB
Mobile Communication Company Shijiazhuang Branch

-----------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address         Rent/Square   Leasing       Lessor's Ownership       Remarks
                                                           meter       Contract         Documentation
                                                         -----------    (check     --------------------------
                                                         (RMB/year)      mark)    Building   Land      Others
                                                                                    Title     Use
-------- ---------------------- ----------------------- ------------   -------   --------- ---------  -------  -------

  1    Rented Post Office           4 Xin Kai               450
       Multi-purpose Building       Street
----------------------------------------------------------------------------------------------------------------------
  3    Xi Gao Village Base Station  Xi Gao Village        66.67
----------------------------------------------------------------------------------------------------------------------
       Total
----------------------------------------------------------------------------------------------------------------------



Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Gaoyi Sales Office, Hebei                  Appraisal Base date: June 30th, 2000
Mobile Communication Company Shijiazhuang Branch
-----------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of    Lease Term   Rent   Rent/
                                                           ure      of     Floorage  Completion    __ Year           year
                                                                   Story   (Square   of the        __ Month           RMB
                                                                           meters)   Building      __ Year
                                                                                     (mm/yy)       __ Month
-------- ---------------------- ------------------------- -------- ------  -------   ---------     --------  ------  -----

   2     Zhong Han Base         Inside the                Brick/     1       270      99/11                   28000    28000
         Station                Zhonghan Village          Concrete
                                Office
----------------------------------------------------------------------------------------------------------------------------
         Total                                                               270                              28000    28000
----------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Gaoyi Sales Office, Hebei                                                          Unit: RMB
Mobile Communication Company Shijiazhuang Branch
--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address       Rent/Square   Leasing       Lessor's Ownership          Remarks
                                                         meter       Contract        Documentation
                                                      -----------     (check    ---------------------------
                                                      (RMB/year)       mark)    Building   Land      Others
                                                                                 Title      Use
-------- ---------------------- ----------------------------------   -------    --------- ---------  -------  -------
   2     Zhong Han Base         Inside the                  103.7037
         Station                Zhonghan Village
                                Office
--------------------------------------------------------------------------------------------------------------------
         Total                                              103.7037
--------------------------------------------------------------------------------------------------------------------



Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: RMBshi Sales Office, Hebei                Appraisal Base date: June 30th, 2000
Mobile Communication Company Shijiazhuang Branch
-----------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number  Leased     Time of     Lease Term   Rent   Rent/
                                                           ure      of     Floorage  Completion     __ Year           year
                                                                   Story   (Square   of the         __ Month           RMB
                                                                           meters)   Building       __ Year
                                                                                     (mm/yy)        __ Month
-------- ---------------------- ------------------------- -------- ------  -------   ---------     --------   ------  -----
  3     RMBshi Post Office       Nanzuo Town               2        Frame    95.9    95/7                             1000
        Nanzuo Branch
----------------------------------------------------------------------------------------------------------------------------
  4     RMBshi Post Office       Yincun Town               2        Frame    52.5    95/6                              1000
        Yincun Branch
----------------------------------------------------------------------------------------------------------------------------
        Total                                                               148.4                                      2000
----------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: RMBshi Sales Office, Hebei                                                              Unit: RMB
Mobile Communication Company Shijiazhuang Branch
------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address            Rent/Square     Leasing           Lessor's Ownership       Remarks
                                                              meter         Contract            Documentation
                                                            -----------      (check      ---------------------------
                                                            (RMB/year)        mark)      Building   Land      Others
                                                                                          Title      Use
-------- ---------------------- -------------------------  ------------    ---------     --------- ---------  -------  -------
  3     RMBshi Post Office       Nanzuo Town               1000             10.43
        Nanzuo Branch
------------------------------------------------------------------------------------------------------------------------------
  4     RMBshi Post Office       Yincun Town               1000             19.05
        Yincun Branch
------------------------------------------------------------------------------------------------------------------------------
        Total                                              2000            29.47515
------------------------------------------------------------------------------------------------------------------------------



Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Lingshou County Sales Office, Hebei              Appraisal Base date: June 30th, 2000
Mobile Communication Company Shijiazhuang Branch
---------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-  Number    Leased       Time of    Lease Term   Rent     Rent/
                                                           ure      of       Floorage    Completion    __ Year             year
                                                                   Story     (Square     of the        __ Month             RMB
                                                                             meters)     Building      __ Year
                                                                                         (mm/yy)       __ Month
-------- ---------------------- ------------------------- -------- ------    -------     ---------   ----------  ------    -----
  1     Lingshou Base Station     23 Ren Min Dong Road    Frame      4        50            85/11                          10526
--------------------------------------------------------------------------------------------------------------------------------
  2     Qingtong Base Station     Nan Qing Tong           Brick/     2        24             99/4                           3000
                                  Village, Qingtong       Concrete
                                  Town
--------------------------------------------------------------------------------------------------------------------------------
  3     Chenzhuang Base Station   Chenzhuang Town         Brick/     2        20            99/11                           3000
                                                         Concrete
--------------------------------------------------------------------------------------------------------------------------------
  4     Yanchuan Base Station     Nan Yan Chuan           Brick/     1        80            99/11                           3000
                                  Village, Yanchuan      Concrete
                                  Town
--------------------------------------------------------------------------------------------------------------------------------
  5     Ciyu Base Station         Ci Yu Village, Ciyu    Frame       2        30           2000/4                           3000
                                  Town
--------------------------------------------------------------------------------------------------------------------------------
  6     Beitanzhuang County       Beitanzhuang Town      Brick/      1        40          2000/04
        Govennment Base Station                          Stone
--------------------------------------------------------------------------------------------------------------------------------
  7     Xichatou Base Station     Xi Cha Tou Village     Brick/      1        40                                            3000
                                                         Stone
--------------------------------------------------------------------------------------------------------------------------------
  8     Tashang Base Station      Ta Shang               Brick/      2        24                                            3000
                                                         Stone
--------------------------------------------------------------------------------------------------------------------------------
        Total                                                                308                                           28526
--------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Lingshou County Sales Office, Hebei                                                   Unit: RMB
Mobile Communication Company Shijiazhuang Branch
---------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address            Rent/Square   Leasing         Lessor's Ownership        Remarks
                                                              meter       Contract          Documentation
                                                            -----------    (check     --------------------------
                                                            (RMB/year)      mark)     Building     Land     Others
                                                                                       Title       Use
-------- ---------------------- -------------------------  ------------    -------    ---------  ---------  -------  -------
  1     Lingshou Base Station     23 Ren Min Dong Road     10526           210.52
----------------------------------------------------------------------------------------------------------------------------
  2     Qingtong Base Station     Nan Qing Tong             3000           125.00
                                  Village, Qingtong
                                  Town
----------------------------------------------------------------------------------------------------------------------------
  3     Chenzhuang Base Station   Chenzhuang Town           3000           150.00

----------------------------------------------------------------------------------------------------------------------------
  4     Yanchuan Base Station     Nan Yan Chuan             3000            37.50
                                  Village, Yanchuan
                                  Town
----------------------------------------------------------------------------------------------------------------------------
  5     Ciyu Base Station         Ci Yu Village, Ciyu       3000           100.00
                                  Town
----------------------------------------------------------------------------------------------------------------------------
  6     Beitanzhuang County       Beitanzhuang Town            0             0.00
        Govennment Base Station
----------------------------------------------------------------------------------------------------------------------------
  7     Xichatou Base Station     Xi Cha Tou Village        3000            75.00

----------------------------------------------------------------------------------------------------------------------------
  8     Tashang Base Station      Ta Shang                  3000           125.00
----------------------------------------------------------------------------------------------------------------------------
        Total                                              28526           823.02
----------------------------------------------------------------------------------------------------------------------------



Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Xingtang Sales Office, Hebei                   Appraisal Base date: June 30th, 2000
Mobile Communication Company Shijiazhuang Branch
-----------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address          Struct-      Number     Leased    Time of    Lease Term   Rent     Rent/
                                                           ure          of       Floorage  Completion  ____year              year
                                                                       Story     (Square   of the      Month____              RMB
                                                                                 meters)   Building    Year_____
                                                                                            (mm/yy)     Month
-------- ---------------------- ------------------------- --------    ------     -------   ---------   -------    ------    -----

  2    Jia Zhuang Qun Yin          West Entrance of           Brick/     2        44.07       89/10                 2000     2000
       Factory Office Building     Jiazhuang Village         Concrete
-----------------------------------------------------------------------------------------------------  --------------------------
  5    Jiukouzi Town Government    South of Jiukouzi Town     Brick/     1           60        80/9                 6000     6000
       Office Flat                 Government                Concrete
-----------------------------------------------------------------------------------------------------  --------------------------
  6    Shangfang Post Office       North of Shangfang Town    Brick/     2           20       94/12                 2000     2000
       Branch Office Building                                Concrete
-----------------------------------------------------------------------------------------------------  --------------------------
  7    Liuying Grain Station of    South of Linying           Brick/     2            9       88/12                 6000     6000
       Office Building             Village                   Concrete
-----------------------------------------------------------------------------------------------------  --------------------------
  8    Xiayan Zhuang Primary       East Entrance of Xiayan    Brick/     1          6.3        76/8                 2000     2000
       School Flat                 Zhuang Village            Concrete
-----------------------------------------------------------------------------------------------------  --------------------------
  9    Koutou Post Office Branch   South Entrance of          Brick/     3         16.5       97/12                 2000     2000
       Office Building             Koutou Town               Concrete
-----------------------------------------------------------------------------------------------------  --------------------------
       Total                                                                     155.87                            20000    20000
---------------------------------------------------------------------------------------------------------------------------------


Name of the Property Owner: Xingtang Sales Office, Hebei                                                     Unit: RMB
Mobile Communication Company Shijiazhuang Branch
----------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address             Rent/Square   Leasing      Lessor's Ownership       Remarks
                                                              meter       Contract      Documentation
                                                            -----------      (x)      --------------------------
                                                            (RMB/year)              Building  Land Use  Others
                                                                                     Title
-------- ---------------------- -------------------------  ------------   -------   --------- ---------  -------  -------

  2    Jia Zhuang Qun Yin          West Entrance of              45.38
       Factory Office Building     Jiazhuang Village
--------------------------------------------------------------------------------------------------------------------------
  5    Jiukouzi Town Government    South of Jiukouzi Town       100.00
       Office Flat                 Government
--------------------------------------------------------------------------------------------------------------------------
  6    Shangfang Post Office       North of Shangfang Town      100.00
       Branch Office Building
--------------------------------------------------------------------------------------------------------------------------
  7    Liuying Grain Station of    South of Linying             666.67
       Office Building             Village
--------------------------------------------------------------------------------------------------------------------------
  8    Xiayan Zhuang Primary       East Entrance of Xiayan      317.46
       School Flat                 Zhuang Village
--------------------------------------------------------------------------------------------------------------------------
  9    Koutou Post Office Branch   South Entrance of            121.21
       Office Building             Koutou Town
--------------------------------------------------------------------------------------------------------------------------
       Total                                                  1350.721
--------------------------------------------------------------------------------------------------------------------------



Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Shenze Sales Office, Hebei                Appraisal Base date: June 30th, 2000
Mobile Communication Company Shijiazhuang Branch
-------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed       Structure   Number      Leased    Time of     Lease Term   Rent    Rent/
                                Address                      of       Floorage   Completion  ____year             year
                                                           Story      (Square     of the      Month____            RMB
                                                                       meters)    Building    Year_____
                                                                                  (mm/yy)      Month
-------- ---------------------- ------------------------- --------    -------    ---------   --------    ------  -------

   1      Post Office Office    8 Xi Street    Brick/      3          24         90/1                     3000    3000
          Building              Shenze Town    Concrete
------------------------------------------------------------------------------------------------------------------------
   2      Mali Exchange         Qian Ma Li     Brick/      2          25         98/10                               0
          Station                              Concrete
------------------------------------------------------------------------------------------------------------------------
   3      Baizhuang Exchange    Zhong Bai      Brick/      1          25         98/10                               0
          Station               Zhuang         Concrete
------------------------------------------------------------------------------------------------------------------------
   4      Liucun Exchange       Xi Bei Liu Cun Brick/      1          25         98/10                               0
          Station                              Concrete
------------------------------------------------------------------------------------------------------------------------
   5      Shi Shun Company      Geng Zhuang     Brick/      2          30        93/10                    2000    2000
                                                Concrete
------------------------------------------------------------------------------------------------------------------------
   6      Xihe Post Office      Xi He           Brick/      2          30        93/10                    3000    3000
                                                Concrete
------------------------------------------------------------------------------------------------------------------------
   7      Tiegan Town Middle    Tie Gan         Brick/      1          40        90/01                    4000    4000
          School                                Concrete
------------------------------------------------------------------------------------------------------------------------
   8      Nanying Exchange      Nan Ying        Brick/      1          25        00/06                   3000      3000
          Station                               Concrete
------------------------------------------------------------------------------------------------------------------------

          Total                                                         224                              15000     15000
------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Shenze Sales Office, Hebei                                                         Unit: RMB
Mobile Communication Company Shijiazhuang Branch
------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed         Structure  Rent/Square   Leasing      Lessor's Ownership        Remarks
                                Address                       meter       Contract      Documentation
                                                            -----------      (X)      --------------------------
                                                            (RMB/year)               Building   Land      Others
                                                                                      Title      Use
-------- ---------------------- -------------------------  ------------   -------   --------- ---------  -------  -------

   1      Post Office Office    8 Xi Street       Brick/    125.00
          Building              Shenze Town      Concrete
-------------------------------------------------------------------------------------------------------------------------
   2      Mali Exchange         Qian Ma Li        Brick/      0.00
          Station                                Concrete
-------------------------------------------------------------------------------------------------------------------------
   3      Baizhuang Exchange    Zhong Bai         Brick/      0.00
          Station               Zhuang           Concrete
-------------------------------------------------------------------------------------------------------------------------
   4      Liucun Exchange       Xi Bei Liu Cun    Brick/      0.00
          Station                                Concrete
-------------------------------------------------------------------------------------------------------------------------
   5      Shi Shun Company      Geng Zhuang       Brick/     66.67
                                                 Concrete
-------------------------------------------------------------------------------------------------------------------------
   6      Xihe Post Office      Xi He             Brick/    100.00
                                                 Concrete
-------------------------------------------------------------------------------------------------------------------------
   7      Tiegan Town Middle    Tie Gan           Brick/    100.00
          School                                 Concrete
-------------------------------------------------------------------------------------------------------------------------
   8      Nanying Exchange      Nan Ying          Brick/    120.00
          Station                                Concrete
-------------------------------------------------------------------------------------------------------------------------

          Total                                             511.6667
-------------------------------------------------------------------------------------------------------------------------

Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Jingjing Sales Office, Hebei              Appraisal Base date: June 30th, 2000
Mobile Communication Company Shijiazhuang Branch
------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed      Struct-  Number  Leased     Time of     Lease Term   Rent     Rent/
                                Address        ure      of     Floorage  Completion   ____year              year
                                                       Story   (Square   of the       Month____              RMB
                                                               meters)   Building     Year_____
                                                                         (mm/yy)       Month
-------- ---------------------- ------------------------- -------- ------  -------    --------   ------     -----

   2      Xiaozuo Post        Xiaozuo          Frame      2    26.4    96/12                     2053       2053
          Office Branch       Village
-----------------------------------------------------------------------------------------------------------------
   3      Nanyu Post Office   Nanyu Village    Brick/     2     6.5    97/3                       506        506
          Branch                              Concrete
          Huaneng Shang'an
          Electric Plant      Baiwangzhuang
-----------------------------------------------------------------------------------------------------------------
   5      Network Control     Village          Frame      2      10    90/1                                    0
          Building
-----------------------------------------------------------------------------------------------------------------
   6      027 Microwave       Northwest of     Brick/     1      10    76/4                                    0
          Station             Gezi Mountain   Concrete
-----------------------------------------------------------------------------------------------------------------
          Total                                                52.9                               2559       2559
-----------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Jingjing Sales Office, Hebei                                                         Unit: RMB
Mobile Communication Company Shijiazhuang Branch
---------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed     Structure     Rent/Square     Leasing      Lessor's Ownership          Remarks
                                Address                      meter          Contract      Documentation
                                                           -----------        (x)      --------------------------
                                                           (RMB/year)                 Building   Land      Others
                                                                                       Title      Use
-------- ---------------------- ------------------------- ------------     -------   --------- ---------  -------  -------

   2      Xiaozuo Post        Xiaozuo          Frame            77.77
          Office Branch       Village
--------------------------------------------------------------------------------------------------------------------------
   3      Nanyu Post Office   Nanyu Village    Brick/           77.85
          Branch                              Concrete
          Huaneng Shang'an
          Electric Plant      Baiwangzhuang
--------------------------------------------------------------------------------------------------------------------------
   5      Network Control     Village          Frame             0.00
          Building
--------------------------------------------------------------------------------------------------------------------------
   6      027 Microwave       Northwest of     Brick/            0.00
          Station             Gezi Mountain   Concrete
--------------------------------------------------------------------------------------------------------------------------
          Total                                            155.6113054
--------------------------------------------------------------------------------------------------------------------------


Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Zhengding, Hebei Mobile                   Appraisal Base date: June 30th, 2000
Communication Company Shijiazhuang Branch
--------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed      Struct-  Number  Leased     Time of     Lease Term   Rent     Rent/
                                Address        ure      of     Floorage  Completion   ____year              year
                                                       Story   (Square   of the       Month____              RMB
                                                               meters)   Building     Year_____
                                                                         (mm/yy)       Month
-------- ----------------- -----------------  -------- ------- --------  ---------    ----------  -------   ----------

   1      North            25 Fu Xi Street       Frame      3      65.34        87                3136.32      3136.32
          Building,
          Zhengding Post
          Office
--------------------------------------------------------------------------------------------------------------------------------
   3      Xin'an Post      Xin'an Village,       Brick/     2         10        90                 247.2        247.2
          Office Branch    Zhengding County     Concrete
          Multi-purpose
          Building
--------------------------------------------------------------------------------------------------------------------------------
   4      Quyangqiao       Quyangqiao            Brick/     2         10        94                 247.2        247.2
          Post Office      Village, Zhengding   Concrete
          branch           County
          Multi-purpose
          Building
--------------------------------------------------------------------------------------------------------------------------------
   10     Dongquan Cheng   Dongquan Town         Brick/     1         12     90/01                  4000         4000
          Base Station                          Concrete
--------------------------------------------------------------------------------------------------------------------------------
   11     Nanniu Xiang     Nanniu Town           Brick/     1         25     92/02                  2600         2600
          Base Station     Government           Concrete
--------------------------------------------------------------------------------------------------------------------------------
   12     Nan Gang Base    Nangang Village       Brick/     1         20     98/01                  3000         3000
          Station          Village Committee    Concrete
--------------------------------------------------------------------------------------------------------------------------------
   13     Qingzhen         Nan Guan              Brick/     1         16     91/01                  4000         4000
          Temple Base      Nan Guan             Concrete
          Station
--------------------------------------------------------------------------------------------------------------------------------
   14     Chang Shan       Inside the            Brick/     1         25     90/03                  5000         5000
          Machiery         Zhengding Shang      Concrete
          Factory Base     Shan Machinery
          Station          Factory
          Feng Jia
--------------------------------------------------------------------------------------------------------------------------------
   15     Zhuang Base      Feng Jia Zhuang       Brick/     1         20     93/03                  3000         3000
          Station          Village Committee    Concrete
--------------------------------------------------------------------------------------------------------------------------------
          Total                                                             203.34               25230.7      25230.72
--------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Zhengding, Hebei Mobile                                                          Unit: RMB
Communication Company Shijiazhuang Branch
----------------------------------------------------------------------------------------------------------------------
No.      Name of Building  Detailed Address         Rent/Square    Leasing      Lessor's Ownership          Remarks
                                                      meter        Contract      Documentation
                                                   -----------       (x)     ---------------------------
                                                    (RMB/year)                 Building   Land    Others
                                                                                Title      Use
-------- ------------------ --------------------   -----------     --------- ---------  -------  -------    --------

   1      North            25 Fu Xi Street           48.00
          Building,
          Zhengding Post
          Office
----------------------------------------------------------------------------------------------------------------------
   3      Xin'an Post      Xin'an Village,           24.72
          Office Branch
          Multi-purpose    Zhengding County
          Building
----------------------------------------------------------------------------------------------------------------------
   4      Quyangqiao       Quyangqiao                24.72
          Post Office      Village, Zhengding
          branch           County
          Multi-purpose
          Building
----------------------------------------------------------------------------------------------------------------------
   10     Dongquan Cheng   Dongquan Town            333.33
          Base Station
----------------------------------------------------------------------------------------------------------------------
   11     Nanniu Xiang     Nanniu Town              104.00
          Base Station     Government
----------------------------------------------------------------------------------------------------------------------
   12     Nan Gang Base    Nangang Village          150.00
          Station          Village Committee

----------------------------------------------------------------------------------------------------------------------
   13     Qingzhen         Nan Guan                 250.00
          Temple Base
          Station
----------------------------------------------------------------------------------------------------------------------
   14     Chang Shan       Inside the               200.00
          Machiery         Zhengding Shang
          Factory Base     Shan Machinery
          Station          Factory
          Feng Jia
----------------------------------------------------------------------------------------------------------------------
   15     Zhuang Base      Feng Jia Zhuang          150.00
          Station          Village Committee

----------------------------------------------------------------------------------------------------------------------
          Total                                    1284.773
----------------------------------------------------------------------------------------------------------------------

Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name  of  the  Property   Owner:   Luquan,   Hebei  Mobile            Appraisal Base date: June 30th, 2000
Communication Company Shijiazhuang Branch
----------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed      Struct-  Number  Leased     Time of     Lease Term   Rent     Rent/
                                Address        ure      of     Floorage  Completion   ____year              year
                                                       Story   (Square   of the       Month____              RMB
                                                               meters)   Building     Year_____
                                                                         (mm/yy)       Month
-------- ----------------- -----------------  -------- ------- --------  ---------    ----------  -------   ----------
   7      Yi'an Post            Yi'an Village,   Brick/     3       10     97.12                    751       751
          Office Branch         Yi'an Town       Concrete
----------------------------------------------------------------------------------------------------------------------------
          Total                                                     10                              751       751
----------------------------------------------------------------------------------------------------------------------------

Name  of  the  Property   Owner:   Luquan,   Hebei  Mobile                                                       Unit: RMB
Communication Company Shijiazhuang Branch
--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address             Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                               meter        Contract      Documentation
                                                             -----------      (x)     ---------------------------
                                                             (RMB/year)               Building   Land      Others
                                                                                        Title      Use
-------- ---------------------- -------------------------   ------------   -------   --------- ---------  -------  -------

   7      Yi'an Post            Yi'an Village,                 75.10
          Office Branch         Yi'an Town
--------------------------------------------------------------------------------------------------------------------------
          Total                                                75.1
--------------------------------------------------------------------------------------------------------------------------


Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Xinle, Hebei Mobile                       Appraisal Base date: June 30th, 2000
Communication Company Shijiazhuang Branch
-------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed      Struct-  Number  Leased     Time of     Lease Term   Rent     Rent/
                                Address        ure      of     Floorage  Completion   ____year              year
                                                       Story   (Square   of the       Month____              RMB
                                                               meters)   Building     Year_____
                                                                         (mm/yy)       Month
-------- ----------------- -----------------  -------- ------- --------  ---------    ----------  -------   ----------

   3     Hanhe Post        Hanhe Village,      Frame      2       6                                2400      2400
        Office Branch      Hange Town
-------------------------------------------------------------------------------------------------------------------------

        Total                                                     6                                2400      2400
-------------------------------------------------------------------------------------------------------------------------

Name  of  the   Property   Owner:   Xinle,   Hebei  Mobile                                                      Unit: RMB
Communication Company Shijiazhuang Branch
--------------------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address            Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                              meter        Contract      Documentation
                                                            -----------      (x)      --------------------------
                                                            (RMB/year)               Building   Land      Others
                                                                                      Title      Use
-------- ---------------------- -------------------------  ------------   -------   --------- ---------  -------  -------
  3     Hanhe Post              Hanhe Village,                400.00
        Office Branch           Hange Town
-------------------------------------------------------------------------------------------------------------------------

        Total                                                 400.00
-------------------------------------------------------------------------------------------------------------------------


Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Gaocheng,  Hebei Mobile Communication
Company Shijiazhuang Branch                                                            Appraisal Base date: June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Time of
                                                                                     Leased   Completion  Lease Term
                                                                           Number   Floorage  of the        Year
                                                                            of      (Square   Building   Month Year
   No.     Name of Building        Detailed Address            Structure   Story    meters)   (mm/yy)       Month       Rent
----------------------------------------------------------------------------------------------------------------------------------
  ####   Liangcun Base       Liangcun Development Area      Brick/Concrete   1        20      Oct-94                    1243.2
         Station

  ####   Liyang Base         Liyang Village, Qiutou Town    Brick/Concrete   1        20      Mar-99                   1570.21
         Station

  ####   Datong Base         Datong Village, Gangshang          Frame        2        20      Dec-98                   1573.76
         Station             Town

  ####   Xiying Base         Nanying Village, Xiying Town       Frame        2        20      Dec-98                    615.94
         Station

  ####   Jiashizhuang Base   Jiashizhuang Village,          Brick/Concrete   2        20      Dec-98                      1513
         Station             Jiashizhuang Town

  ####   Meihua Base         Meihua Village, Meihua Town    Brick/Concrete   2        20      Dec-96                    574.47
         Station

  ####   Xiaochang'an Base   Chang'an Village, Chang'an     Brick/Concrete   2        20      Sep-98                      1513
         Station             Town

  ####   Xing'an Base        Xing'an Government Nan Lin     Brick/Concrete   2        20      Jan-97                   1490.07
         Station

  ####   Zengcun Base        Zengcun Village, Zengcun       Brick/Concrete   2        20      Jan-97                    1110.9
         Station             Town

  ####   Longgong Base       Nanlonggong Village,           Brick/Concrete   2        20      Dec-96                  1030.111
         Station             Zhangjiazhuang Town

  ####   Qiutou Base         Qiutou Village, Qiutou Town    Brick/Concrete   2        40      Jan-00                      2000
         Station

  ####   Nandong Base        Nandong Village, Nandong       Brick/Concrete   2        20          93                      2000
         Station             Town

  ####   Buliancheng Base    Nandong Village, Nandong       Brick/Concrete   2        20          93                    403.85
         Station             Town

  ####   Bank of China       Bank of China Lian Zhou            Frame        8        20          93                      6000
         Gaocheng Branch     Road Branch

  ####   State Tax Bureau    Shi Fu Dong Road                   Frame       11        40          98                     13000
         Base Station

  ####   Grain Storehouse    Southeast of the downtown      Brick/Concrete   1

  ####   Xipucheng Base      Xiqucheng Village,             Brick/Concrete   1
         Station             Zhangjiazhuang Town

   19    Xing'an Base        Zhang Village, Xing'an Town    Brick/Concrete   1        30          76                      3000
         Station
----------------------------------------------------------------------------------------------------------------------------------
         Total                                                                     370.0                               38638.5
----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Gaocheng,  Hebei Mobile Communication
Company Shijiazhuang Branch                                                                                             Unit: RMB
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Lessor's Ownership
                                                                                                 Documentation
                                                                       Rent/Square   Leasing   -------------------------
                                                            Rent/year      meter     Contrac   Building    Land
   No.     Name of Building        Detailed Address            RMB      (RMB/year)     (x)       title     Use    Others    Remarks
-----------------------------------------------------------------------------------------------------------------------------------
  ####   Liangcun Base       Liangcun Development Area       1243.2       62.16
         Station

  ####   Liyang Base         Liyang Village, Qiutou Town    1570.21       78.51
         Station

  ####   Datong Base         Datong Village, Gangshang      1573.76       78.69
         Station             Town

  ####   Xiying Base         Nanying Village, Xiying Town    615.94       30.80
         Station

  ####   Jiashizhuang Base   Jiashizhuang Village,             1513       75.65
         Station             Jiashizhuang Town

  ####   Meihua Base         Meihua Village, Meihua Town     574.47       28.72
         Station

  ####   Xiaochang'an Base   Chang'an Village, Chang'an        1513       75.65
         Station             Town

  ####   Xing'an Base        Xing'an Government Nan Lin     1490.07       74.50
         Station

  ####   Zengcun Base        Zengcun Village, Zengcun        1110.9       55.55
         Station             Town

  ####   Longgong Base       Nanlonggong Village,          1030.111       51.51
         Station             Zhangjiazhuang Town

  ####   Qiutou Base         Qiutou Village, Qiutou Town       2000       50.00
         Station

  ####   Nandong Base        Nandong Village, Nandong          2000      100.00
         Station             Town

  ####   Buliancheng Base    Nandong Village, Nandong        403.85       20.19
         Station             Town


  ####   Bank of China       Bank of China Lian Zhou           6000       300.0
         Gaocheng Branch     Road Branch

  ####   State Tax Bureau    Shi Fu Dong Road                 13000      325.00
         Base Station

  ####   Grain Storehouse    Southeast of the downtown            0

  ####   Xipucheng Base      Xiqucheng Village,                   0
         Station             Zhangjiazhuang Town

   19    Xing'an Base        Zhang Village, Xing'an Town       3000       100.0
         Station
-----------------------------------------------------------------------------------------------------------------------------------
         Total                                              38638.5      1505.6
-----------------------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Xinji, Hebei Mobile Communication
Company Shijiazhuang Branch                                                              Appraisal Base date: June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Time of
                                                                                 Leased   Completion     Lease Term
                                                                                 Floorage    of the        Year
                                                                       Number    (Square    Building     Month Year
  No.     Name of Building    Detailed Address            Structure   of Story    meters)   (mm/yy)        Month         Rent
----------------------------------------------------------------------------------------------------------------------------------
                              Xiaoxinzhuang Village
   1      Xiaoxinzhuang       Telocommunication            Brick/        1          12       Nov-98                       722.5
          Village             Branch                      Concrete

                              Zhonglixiang Village
   2      Zhonglixiang        Telocommunication            Brick/        1          12       Dec-98                     1559.51
          Village             Branch                      Concrete

                              Xinleitou Village
   3      Xinleitou Village   Telocommunication            Brick/        2          12       Nov-98                     1717.31
                              Branch                      Concrete

                              Weibo Village
   4      Weibo Village       Telocommunication            Brick/        2          12       Dec-97                      635.29
                              Branch                      Concrete

                              Hemujing Village
   5      Hemujing Village    Telocommunication            Brick/        2          12       Dec-98                         855
                              Branch                      Concrete

                              Xixiaowang Village
   6      Xixiaowang Village  Telocommunication            Brick/        1          12       Dec-98                     1672.73
                              Branch                      Concrete

                              Wangkou Village
   7      Wangkou Village     Telocommunication            Brick/        1          12       Dec-98                       853.2
                              Branch                      Concrete

                              Mazhuang Village
   8      Mazhuang Village    Telocommunication            Brick/        1          12       Nov-91                         540
                              Branch                      Concrete

                              Xincheng Village
   9      Xincheng Village    Telocommunication            Brick/        2          12       Dec-97                     1027.17
                              Branch                      Concrete

                              Jiucheng Village
  10      Jiucheng Village    Telocommunication            Brick/        2          12       Jun-97                      587.34
                              Branch                      Concrete

                              Nanzhiqiu Village
  11      Nanzhiqiu Village   Telocommunication            Brick/        2          12       Dec-97                      520.21
                              Branch                      Concrete

  12      Xinji Fur and       Fur and Leather Center       Brick/        4          40       Nov-98                        8000
          Leather Center      Post Office                 Concrete

  13      Farm Machinery      East Part of Jian She        Brick/        3          35       Jun-96                       15000
          Fittings Market     Road                        Concrete

          Goods and
  14      Materials Bureau    7 Lu Nan Street, Xinji       Brick/        1          42       Jan-90                       15000
          (Timber Market)     City                        Concrete

  15      Xinji Middle        1 Xinzhong Road              Brick/        1          40                                    15000
          School                                          Concrete

----------------------------------------------------------------------------------------------------------------------------------
          Total                                                                    289                                 63690.26
----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Xinji, Hebei Mobile Communication
Company Shijiazhuang Branch                                                                                            Unit: RMB
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Lessor's Ownership
                                                                                                       Documentation
                                                                      Rent/Square    Leasing    --------------------------
                                                      Rent/year         meter       Contract    Building
  No.     Name of Building    Detailed Address          RMB           (RMB/year)      (x)         Title   Land Use  Others  Remarks
-----------------------------------------------------------------------------------------------------------------------------------
                              Xiaoxinzhuang Village
   1      Xiaoxinzhuang       Telocommunication          722.5         60.21
          Village             Branch

                              Zhonglixiang Village
   2      Zhonglixiang        Telocommunication        1559.51        129.96
          Village             Branch

                              Xinleitou Village
   3      Xinleitou Village   Telocommunication        1717.31        143.11
                              Branch

                              Weibo Village
   4      Weibo Village       Telocommunication         635.29         52.94
                              Branch

                              Hemujing Village
   5      Hemujing Village    Telocommunication            855         71.25
                              Branch

                              Xixiaowang Village
   6      Xixiaowang Village  Telocommunication        1672.73        139.39
                              Branch

                              Wangkou Village
   7      Wangkou Village     Telocommunication          853.2         71.10
                              Branch

                              Mazhuang Village
   8      Mazhuang Village    Telocommunication            540         45.00
                              Branch




                              Xincheng Village
   9      Xincheng Village    Telocommunication        1027.17         85.60
                              Branch

                              Jiucheng Village
  10      Jiucheng Village    Telocommunication         587.34         48.95
                              Branch

                              Nanzhiqiu Village
  11      Nanzhiqiu Village   Telocommunication         520.21         43.35
                              Branch

  12      Xinji Fur and       Fur and Leather Center      8000        200.00
          Leather Center      Post Office

  13      Farm Machinery      East Part of Jian She      15000        428.57
          Fittings Market     Road

          Goods and
  14      Materials Bureau    7 Lu Nan Street, Xinji     15000        357.14
          (Timber Market)     City

  15      Xinji Middle        1 Xinzhong Road            15000        375.00
          School

-----------------------------------------------------------------------------------------------------------------------------------
          Total                                       63690.26   2251.569286
-----------------------------------------------------------------------------------------------------------------------------------

Notes:    1) This form is specifically for auxiliary buildings leased for mobile communications;
          2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
          3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner; Pingshan County Sales Office, Hebei
Mobile Communication Company Shijiazhuang Branch                                 Appraisal Base date: June 30th, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Time of
                                                                           Leased   Completion     Lease Term
                                                                          Floorage    of the        Year
                                                                Number    (Square    Building     Month Year           Rent/year
  No.     Name of Building    Detailed Address     Structure   of Story    meters)   (mm/yy)        Month       Rent     RMB
--------------------------------------------------------------------------------------------------------------------------------
  5       Huishe Post Office  Donghuishe            Steel/        2       28.7       Oct-95                     1500    1500
                                 Village           Concrete

  6       Guyue Town Middle   Zhongguyue            Steel/        1         40       Dec-99                     2000    2000
          School              Village              Concrete

  7       Lianghe Village     Lianghe Village       Brick/        1         15       Apr-86                     1500    1500
          Government                               Concrete
--------------------------------------------------------------------------------------------------------------------------------
          Total                                                           83.7                                  5000    5000
--------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner; Pingshan County Sales Office, Hebei
Mobile Communication Company Shijiazhuang Branch                            Unit: RMB
-------------------------------------------------------------------------------------------------------------------
                                                                                   Lessor's Ownership
                                                                                     Documentation
                                                  Rent/Square    Leasing    ----------------------------
                                                    meter       Contract    Building
  No.     Name of Building    Detailed Address    (RMB/year)      (x)         Title     Land Use  Others    Remarks
-------------------------------------------------------------------------------------------------------------------
  5       Huishe Post Office  Donghuishe            52.26
                              Village

  6       Guyue Town Middle   Zhongguyue            50.00
          School              Village

  7       Lianghe Village     Lianghe Village      100.00
          Government
-------------------------------------------------------------------------------------------------------------------
          Total                                  202.2648
-------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Luancheng County, Hebei Mobile
Communication Company Shijiazhuang Branch                                        Appraisal Base date: June 30th, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Time of
                                                                           Leased   Completion     Lease Term
                                                                          Floorage    of the        Year
                                                                Number    (Square    Building     Month Year           Rent/year
  No.  Name of Building         Detailed Address   Structure   of Story    meters)   (mm/yy)        Month       Rent     RMB
---------------------------------------------------------------------------------------------------------------------------------
  7     Duanguzhuang Supply
       and Marketing            Duanguzhang        Brick/         2          40         91                       5000     5000
       Cooperative              Village            Concrete

  8    Court Office Building    Law Court          Frame          5          20         98                      10000    10000
---------------------------------------------------------------------------------------------------------------------------------
       Total                                                                 60                                 15000    15000
---------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Luancheng County, Hebei Mobile
Communication Company Shijiazhuang Branch                                             Unit: RMB
------------------------------------------------------------------------------------------------------------------
                                                                                 Lessor's Ownership
                                                                                    Documentation
                                                  Rent/Square    Leasing    ---------------------------
                                                    meter       Contract    Building
  No.  Name of Building         Detailed Address  (RMB/year)      (x)         Title    Land Use  Others    Remarks
------------------------------------------------------------------------------------------------------------------
  7    Duanguzhuang Supply
       and Marketing            Duanguzhang       125.00
       Cooperative              Village

  8    Court Office Building    Law Court         500.00
------------------------------------------------------------------------------------------------------------------
       Total                                         625
------------------------------------------------------------------------------------------------------------------


Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: City Bureau, Hebei Mobile
Communication Company Shijiazhuang Branch                                        Appraisal Base date: June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Time of
                                                                         Leased   Completion     Lease Term
                                                                        Floorage    of the        Year
                                                              Number    (Square    Building     Month Year             Rent/year
  No.   Name of Building      Detailed Address   Structure   of Story    meters)   (mm/yy)        Month       Rent       RMB
----------------------------------------------------------------------------------------------------------------------------------
  1     Garment, Headgear     37 Yu Hua Dong     Frame         7          20      May-90                       17000     17000
        and Shoes Company     Road

  2     Yinxing Elctronics    178 Hong Qi        Frame         6          33      Mar-94                       18000     18000
        Building              Street

  3     Qiaoxi Goods and      2 Wei Ming          Brick/       7          16      Jun-95                       12000     12000
        Materials Company     Street             Concrete

  4     Tian Hai Hotel        493 Zhong Hua      Frame        12          44      Oct-92                       15000     15000
                              Nan Street

  5     Wei RMB Group         166 Xin Shi Bei    Frame         6          32      Dec-97                       15000     15000
                              Road

  6     Hua Lian Buisness     8 Zhan Qian        Frame        13          38      Oct-94                       25000     25000
        Tower                 Street

  7     Mu Cai Hotel          73 Zhong Hua       Frame         6          32     July-90                       25000     25000
                              Nan Street

  8     Huo Ju Tower          68 Hong Qi         Frame         6          19      Jun-93                       22000     22000
                              Street

  9     Hua Xi Real Estate    116 Xin Hua Road   Brick/        5          16     July-97                        8000      8000
                                                 Concrete

  10    Lao Dong Tower        26 Xin Hua Road    Frame        12          18      Jun-88                       20000     20000

  11    Wan Fang Business     64 Zhong Shan      Frame         8          34     July-94                       20000     20000
        Tower                 Xi Road

  12    Provincial Vehicle    410 Yu Hua Xi      Frame         6          50      Jun-98                       28000     28000
        Repair                Road

  13    Aquatic Products
        Supply and            21 Shui Chan Xi    Brick/        3          40      Sep-80                       15000     15000
        Marketing Company     Street             Concrete

  14    No.2 Official Rest
        Home of Lian Qing     81 Sheng Li Nan    Brick/        4          50      Mar-84                       24000     24000
        Department            Street             Concrete

  15    TV Broadcasting       He Ping Xi Road    Frame         3          20      Apr-00                       19000     19000
        University

  16    Nan San Tiao          Sheng Li Bei       Frame         5           9      May-99                        2400      2400
                              Street

Name of the Property Owner: City Bureau, Hebei Mobile
Communication Company Shijiazhuang Branch                                           Unit: RMB
-----------------------------------------------------------------------------------------------------------------
                                                                               Lessor's Ownership
                                                                                 Documentation
                                                  Rent/Square    Leasing    ---------------------------
                                                    meter       Contract    Building
  No.   Name of Building      Detailed Address    (RMB/year)      (x)         Title    Land Use  Others    Remarks
-----------------------------------------------------------------------------------------------------------------
  1     Garment, Headgear     37 Yu Hua Dong         850
        and Shoes Company     Road

  2     Yinxing Elctronics    178 Hong Qi            545
        Building              Street

  3     Qiaoxi Goods and      2 Wei Ming             750
        Materials Company     Street

  4     Tian Hai Hotel        493 Zhong Hua          341
                              Nan Street

  5     Wei RMB Group         166 Xin Shi Bei        469
                              Road

  6     Hua Lian Buisness     8 Zhan Qian            658
        Tower                 Street

  7     Mu Cai Hotel          73 Zhong Hua           781
                              Nan Street

  8     Huo Ju Tower          68 Hong Qi            1158
                              Street

  9     Hua Xi Real Estate    116 Xin Hua Road       500

  10    Lao Dong Tower        26 Xin Hua Road       1111

  11    Wan Fang Business     64 Zhong Shan          588
        Tower                 Xi Road

  12    Provincial Vehicle    410 Yu Hua Xi          560
        Repair                Road

  13    Aquatic Products
        Supply and            21 Shui Chan Xi        375
        Marketing Company     Street

  14    No.2 Official Rest
        Home of Lian Qing     81 Sheng Li Nan        480
        Department            Street

  15    TV Broadcasting       He Ping Xi Road        950
        University

  16    Nan San Tiao          Sheng Li Bei           267
                              Street

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                      Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Time of
                                                                         Leased   Completion     Lease Term
                                                                        Floorage    of the        Year
                                                              Number    (Square    Building     Month Year             Rent/year
  No.   Name of Building      Detailed Address   Structure   of Story    meters)   (mm/yy)        Month       Rent       RMB
-----------------------------------------------------------------------------------------------------------------------------------
  17    Yincheng Trade        232 Zhong Hua      Frame         7          23      Dec-94                        5000      5000
                              Nan Street

  18    Zhong Hua Nan         1 Hui Ning         Frame         6          33      Jun-94                      5436.5    5436.5
                              Street

  19    You Yi Nan            92 You Yi Street   Frame         2          44      July-84

  20    No.74 Bureau          Zhong Hua Bei      Brick         5          30      Sep-76                      2745.6    2745.6
                              Street             Wall

  21    No.505 Bureau         268 Zhai Ying      Frame         5          45      Dec-89
                              Nan Street

  22    Yu Cai Nan Bureau     Yu Cai Nan         Frame         5          20      July-94
                              Street

  23    No.61 Bureau          200 Ping An        Frame         3          15      Dec-83                     1261.18   1261.18
                              Street

  24    Feng Shou Road        1 Yan Xi Street    Frame         5          20      July-94

  25    Chang Zheng           Yu Hua Road        Brick/        5          32      Apr. 1,                       20000     20000
        Sneakers Factory                         Concrete                          1986

  26    Liquified Gas         417 Office         Frame         6        15.3         81                        15000     15000
        Company               Building, Zhong
                              Shan Dong Road

  27    Liu Dong Zhuang       Liudongzhuan       Frame         2       42.29         94
                              Village
                              Committee

  28    Er Shu Niu            89 Kunlun Street   Frame         3        20.6         97                      2202.24   2202.24


Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                                                 Unit: RMB
----------------------------------------------------------------------------------------------------------------------
                                                                                   Lessor's Ownership
                                                  Rent/Square      Leasing             Documentation
                                                    meter          Contract     Building
  No.   Name of Building      Detailed Address    (RMB/year)    ([CHECK MARK])    Title    Land Use  Others    Remarks
----------------------------------------------------------------------------------------------------------------------
  17    Yincheng Trade        232 Zhong Hua          217
                              Nan Street

  18    Zhong Hua Nan         1 Hui Ning             165
                              Street

  19    You Yi Nan            92 You Yi Street

  20    No.74 Bureau          Zhong Hua Bei           92
                              Street

  21    No.505 Bureau         268 Zhai Ying
                              Nan Street

  22    Yu Cai Nan Bureau     Yu Cai Nan
                              Street

  23    No.61 Bureau          200 Ping An             84
                              Street

  24    Feng Shou Road        1 Yan Xi Street


  25    Chang Zheng           Yu Hua Road            625
        Sneakers Factory

  26    Liquified Gas         417 Office             980
        Company               Building, Zhong
                              Shan Dong Road

  27    Liu Dong Zhuang       Liudongzhuan
                              Village
                              Committee

  28    Er Shu Niu            89 Kunlun Street       107

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                      Appraisal Base date: June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Time of
                                                                         Leased   Completion     Lease Term
                                                                        Floorage    of the        Year
                                                              Number    (Square    Building     Month Year             Rent/year
  No.   Name of Building     Detailed Address    Structure   of Story    meters)   (mm/yy)        Month       Rent       RMB
----------------------------------------------------------------------------------------------------------------------------------
  29    No.4 Branch          226 Zhong Shan       Frame          2                      95
                             Dong Road

  30    Xia Guang Grand      328 Zhong Shan       Frame          4         26       Apr-86                     20000     20000
        Theatre              Dong Road

  31    Hang Kong Hotel      128 Zhong Shan       Frame          5         24       July 1,                    15000     15000
                             Dong Road                                                1993

  32    Jin Bin Hotel        38 Ti Yu Bei         Brick/         4         23       Aug-76                     15000     15000
                             Street              Concrete

  33    Guest House of       Sub 1 6 Xiang        Frame          5         27       Sep-92                     20000     20000
        No.6                 Yang Street
        Transportation
        Company

  34    Long-way Guest       126 Hui Tong         Brick/         3         40       Jun-90                     26000     26000
        Traveling Station    Street              Concrete

  35    Guest House of       171 Jian She Nan     Frame          4         35       Feb-83                     12000     12000
        Goods and            Street
        Materials Storage
        Management Bureau

  36    Zhuo Da Real Estate  389 Zhai Ying Nan    Brick/         6         25       Dec-98                     18000     18000
                             Street              Concrete

  37    Vehicle Trade        22 Zhong Shan        Frame          6         35           85                     30000     30000
        Company              Dong Road
        Sci-tech Officials

  38    Training             452 Zhong Shan       Frame          7         30       May-82                     20000     20000
        Institution          Dong Road

  39    Bo Ke Factory        819 Zhong Shan       Frame          5         20       Apr-95                     28000     28000
                             Dong Road

  40    Tape Recorder        528 Zhong Shan       Brick/         1         40      July-84                     40000     40000
        Factory              Dong Road           Concrete

  41    Hua Xu Hotel         Dong Er Ring         Frame          5         23       Nov-96                     22000     22000

  42    Provincial Song      42 Xi Street         Frame          7         30       Oct-94                     28000     28000
        and Dance Theatre

  43    Metallurgical        355 Yu Hua Dong      Frame          6       26.6       Jan-96                     20000     20000
        Powder Factory

  44    Construction         83 Jian She Nan      Frame          11        26       Feb-96                     35000     35000
        Designing            Street
        Institution

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                                                  Unit: RMB
-----------------------------------------------------------------------------------------------------------------------
                                                                                   Lessor's Ownership
                                                  Rent/Square      Leasing              Documentation
                                                    meter          Contract      Building
  No.   Name of Building     Detailed Address     (RMB/year)    ([CHECK MARK])     Title    Land Use  Others    Remarks
-----------------------------------------------------------------------------------------------------------------------
  29    No.4 Branch          226 Zhong Shan
                             Dong Road

  30    Xia Guang Grand      328 Zhong Shan           769
        Theatre              Dong Road

  31    Hang Kong Hotel      128 Zhong Shan           625
                             Dong Road

  32    Jin Bin Hotel        38 Ti Yu Bei             652
                             Street
        Guest House of
        No.6                 Sub 1 6 Xiang
  33    Transportation       Yang Street              741
        Company

  34    Long-way Guest       126 Hui Tong             650
        Traveling Station    Street

  35    Guest House of       171 Jian She Nan         343
        Goods and            Street
        Materials Storage
        Management Bureau

  36    Zhuo Da Real Estate  389 Zhai Ying Nan        720
                             Street

  37    Vehicle Trade        22 Zhong Shan            857
        Company              Dong Road

  38    Sci-tech Officials   452 Zhong Shan           667
        Trainging            Dong Road
        Institution

  39    Bo Ke Factory        819 Zhong Shan          1400
                             Dong Road

  40    Tape Recorder        528 Zhong Shan          1000
        Factory              Dong Road

  41    Hua Xu Hotel         Dong Er Ring             957

  42    Provincial Song      42 Xi Street             933
        and Dance Theatre

  43    Metallurgical        355 Yu Hua Dong          752
        Powder Factory

  44    Construction         83 Jian She Nan         1346
        Designing            Street
        Institution

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                      Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Time of
                                                                         Leased   Completion     Lease Term
                                                                        Floorage    of the        Year
                                                              Number    (Square    Building     Month Year             Rent/year
  No.   Name of Building     Detailed Address    Structure   of Story    meters)   (mm/yy)        Month       Rent       RMB
-----------------------------------------------------------------------------------------------------------------------------------
  45    Qi Xiang Tower       178 Ti Yu Street     Frame          20       30       Jan-91                    300000    300000

  46    Post and             315 Zhai Ying        Frame          6      37.8       Sep-93
        Telecommunication    Street
        School

  47    Provincial           46 Ti Yu Street      Frame          6        40       Dec-94                     15000     15000
        Transmisstion
        Bureau

  48    Metallurgucal        60 Fu Qiang Street   Brick/         5        25       Dec-96                     18000     18000
        Design and                               Concrete
        Research
        Institution

  49    Provincial Civil     37 Ping An Nan       Frame          6        24       Sep-80                     12000     12000
        Air Defence          Street

  50    Hua RMB Hotel        107 National         Frame          7      36.4           95                     65000     65000
                             Highway

  51    Metallurgy           167 Yue Jin Road     Brick/         3        28           92                     10000     10000
        Research Office                          Concrete

  52    No.12 Chemical       257 Huai Zhong       Frame          6     35.88           81                     20000     20000
        Construction         Road

  53    Mian Hong Tower      183 He Ping Dong     Frame          4        31           98                     24000     24000
                             Road
        No.2
  54    Transportation                            Frame          4        44           97                     25000     25000
        Company

  55    Textile Import and   10 Chang Zheng       Frame          7      34.5           90                     16000     16000
        Export Company       Street

  56    City Foreign Trade   120 Jian She Bei     Frame          10     37.4           93                     35000     35000
                             Street

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                                                            Unit: RMB
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             Lessor's Ownership
                                                            Rent/Square      Leasing              Documentation
                                                              meter          Contract      Building
  No.   Name of Building     Detailed Address    Structure  (RMB/year)    ([CHECK MARK])     Title    Land Use  Others    Remarks
---------------------------------------------------------------------------------------------------------------------------------
  45    Qi Xiang Tower       178 Ti Yu Street     Frame       10000

  46    Post and             315 Zhai Ying        Frame
        Telecommunication    Street
        School

  47    Provincial           46 Ti Yu Street      Frame         375
        Transmisstion
        Bureau

  48    Metallurgucal        60 Fu Qiang Street   Brick/        720
        Design and                               Concrete
        Research
        Institution

  49    Provincial Civil     37 Ping An Nan       Frame         500
        Air Defence          Street

  50    Hua RMB Hotel        107 National         Frame        1786
                             Highway

  51    Metallurgy           167 Yue Jin Road     Brick/        357
        Research Office                          Concrete

  52    No.12 Chemical       257 Huai Zhong       Frame         557
        Construction         Road

  53    Mian Hong Tower      183 He Ping Dong     Frame         774
                             Road
        No.2
  54    Transportation                            Frame         568
        Company

  55    Textile Import and   10 Chang Zheng       Frame         464
        Export Company       Street

  56    City Foreign Trade   120 Jian She Bei     Frame         936
                             Street

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                      Appraisal Base date: June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Time of
                                                                         Leased   Completion     Lease Term
                                                                        Floorage    of the        Year
                                                              Number    (Square    Building     Month Year             Rent/year
  No.   Name of Building     Detailed Address    Structure   of Story    meters)   (mm/yy)        Month       Rent       RMB
----------------------------------------------------------------------------------------------------------------------------------
  57    Fu Bang Tower        47 Jian She Bei      Frame        8         17.68          97                    16000     16000
                             Street

  58    Chuang Jia Real      77 Guang An          Brick/       1            18          95                    10000     10000
        Estate               Street              Concrete

  59    No.2 Valve Plant     143 Yue Jin Road     Brick/       7         16.12                                 5000      5000
                                                 Concrete

  60    Rented Liu Haitao    143 Yue Jin Road     Frame        7         16.12                                11700     11700
        House

  61    Components Factory   273 He Ping Dong     Brick/       1            30                                15000     15000
                             Road                Concrete

  62    Wei Er Kang          11 Zhai Ying Bei     Frame        7         18.36          97                    18000     18000
                             Street
        Guest House of
  63    Farm Machinery       5 Bei Huan Xi        Frame        5         21.96          93                     8600      8600
        Plant                Road

  64    Nan Gao Ying         29 Gao Ying          Frame        4         18.91          93                    50000     50000
                             Street

  65    7420 Factory         256 Sheng Li Bei     Frame        4            30                                15000     15000
                             Street

  66    Fruit Tree           5 Wu Qi Road         Frame        4         26.55          91                    10000     10000
        Research Office

  67    Chemical Industry    393 He Ping Dong     Frame        5          16.6          92                    15000     15000
        Factory              Road

  68    Bei Fang Supply      115 Shi Zheng        Frame        9            35          89
        and Marketing Tower  Road

  69    Xin Wen Tower        313 Zhong Shan       Frame       21          26.5          95                    19500     19500
                             Dong Road

  70    City Socks Factory   275 Zhong Shan       Brick/       4            25      Dec-93                    17000     17000
                             Xi Road             Concrete

        Guest House of
  71    No.4 Zhong Dian      356 Zhong Shan       Brick/       6          28.5      Jun-84                    18000     18000
        Company              Dong Road           Concrete

  72    Telecommunication    1 Hong Guang         Brick/       3            54      Sep-85                    46000     46000
        Building of the      Street              Concrete
        No.2
        Telecommunication
        Station

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                                                            Unit: RMB
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Lessor's Ownership
                                                              Rent/Square      Leasing              Documentation
                                                                meter          Contract      Building
  No.   Name of Building     Detailed Address    Structure    (RMB/year)    ([CHECK MARK])     Title    Land Use  Others    Remarks
-----------------------------------------------------------------------------------------------------------------------------------
  57    Fu Bang Tower        47 Jian She Bei      Frame          905
                             Street

  58    Chuang Jia Real      77 Guang An          Brick/         556
        Estate               Street              Concrete

  59    No.2 Valve Plant     143 Yue Jin Road     Brick/         310
                                                 Concrete

  60    Rented Liu Haitao    143 Yue Jin Road     Frame          726
        House

  61    Components Factory   273 He Ping Dong     Brick/         500
                             Road                Concrete

  62    Wei Er Kang          11 Zhai Ying Bei     Frame          980                                                     ???
                             Street

        Guest House of
  63    Farm Machinery       5 Bei Huan Xi        Frame          392
        Plant                Road

  64    Nan Gao Ying         29 Gao Ying          Frame         2644
                             Street

  65    7420 Factory         256 Sheng Li Bei     Frame          500
                             Street

  66    Fruit Tree           5 Wu Qi Road         Frame          377
        Research Office

  67    Chemical Industry    393 He Ping Dong     Frame          904
        Factory              Road

  68    Bei Fang Supply      115 Shi Zheng        Frame
        and Marketing Tower  Road

  69    Xin Wen Tower        313 Zhong Shan       Frame          736
                             Dong Road

  70    City Socks Factory   275 Zhong Shan       Brick/         680
                             Xi Road             Concrete

        Guest House of
  71    No.4 Zhong Dian      356 Zhong Shan       Brick/         632
        Company              Dong Road           Concrete

  72    Telecommunication    1 Hong Guang         Brick/         852
        Building of the      Street              Concrete
        No.2
        Telecommunication
        Station

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                      Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Time of
                                                                         Leased   Completion     Lease Term
                                                                        Floorage    of the        Year
                                                              Number    (Square    Building     Month Year             Rent/year
  No.   Name of Building     Detailed Address    Structure   of Story    meters)   (mm/yy)        Month       Rent       RMB
-----------------------------------------------------------------------------------------------------------------------------------
  73    54 Institution       589 Zhong Shan       Frame        6          24.8      Sep-78                    20000     20000
                             Xi Road

  74    Artificial Limbs     130 Tai Hua          Frame        7            36      Jun-94                    18000     18000
        Factory              Street

  75    Bei Dao Cha          Sheng Li Bei         Frame        7            25     July-82                    28800     28800
                             Street

  76    No.2 Standard        80 He Ping Xi        Brick/       6            83      Oct-97                    16000     16000
        Parts Factory        Road                Concrete

  77    9704 Factory         6 Shi Gang Street    Brick/       1            30      Aug-69                    14000     14000
                                                 Concrete

  78    Provincial Packing   24 Shi Zhuang        Brick/       6          18.6      Mar-84                     9600      9600
        Import and Export    Road                Concrete
        Company

  79    Coal School          95 Xi San Zhuang     Brick/       1            30      Jun-75
                             Street              Concrete

  80    Flight Traing        He Ping Xi Road      Brick/       2            30      Dec-94                    25000     25000
        School                                   Concrete

  81    Provincial Import    486 He Ping Xi       Frame       12          28.8      Nov-93                    23000     23000
        and Export Trade     Road
        Company

  82    Bei Cun Hotel        88 Zhao Ling Pu      Brick/       5            16      Aug-95                    15000     15000
                             Street              Concrete

  83    Military Equipment   169 Bei Xin          Brick/       5            45      May-74                    16000     16000
        Research Office      Street              Concrete

  84    Lian Meng Road       Lian Meng Road       Frame        5          40.8      Oct-95

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                                              Unit: RMB
---------------------------------------------------------------------------------------------------------------------
                                                                                   Lessor's Ownership
                                                Rent/Square       Leasing            Documentation
                                                  meter          Contract      Building
  No.   Name of Building     Detailed Address   (RMB/year)    ([CHECK MARK])     Title    Land Use  Others    Remarks
---------------------------------------------------------------------------------------------------------------------
  73    54 Institution       589 Zhong Shan        806
                             Xi Road

  74    Artificial Limbs     130 Tai Hua           500
        Factory              Street

  75    Bei Dao Cha          Sheng Li Bei         1152
                             Street

  76    No.2 Standard        80 He Ping Xi         193
        Parts Factory        Road

  77    9704 Factory         6 Shi Gang Street     467

  78    Provincial Packing   24 Shi Zhuang         516
        Import and Export    Road
        Company

  79    Coal School          95 Xi San Zhuang
                             Street

  80    Flight Traing        He Ping Xi Road       833
        School

  81    Provincial Import    486 He Ping Xi        799
        and Export Trade     Road
        Company

  82    Bei Cun Hotel        88 Zhao Ling Pu       938
                             Street

  83    Military Equipment   169 Bei Xin           356
        Research Office      Street

  84    Lian Meng Road       Lian Meng Road

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                      Appraisal Base date: June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Time of
                                                                         Leased   Completion     Lease Term
                                                                        Floorage    of the        Year
                                                              Number    (Square    Building     Month Year             Rent/year
  No.   Name of Building     Detailed Address    Structure   of Story    meters)   (mm/yy)        Month      Rent        RMB
----------------------------------------------------------------------------------------------------------------------------------
  85    Provincial            Zhong Shan Xi        Brick/        6         29.8     Oct-97                     10000     10000
        Handicapped           Road                Concrete
        Recovering and
        Traing Center

  86    3502 Guest House      23 Ping An           Brick/        5         17.5     Aug-85                     12000     12000
                              Nan Street          Concrete

  87    Hua Du Tower          39 Chang An          Frame        23           40     Sep-88                     40000     40000
                              Road

  88    Trade Serve           246 Bao Jin          Brick/        6         16.9    July-86                      9600      9600
        Building of the       Nan Street          Concrete
        Supply and
        Marketing
        Cooperative

  89    Nanguo Village        Entrance of          Frame         5           37    July-95
                              Nanguo Village
----------------------------------------------------------------------------------------------------------------------------------
        Total                                                           2594.27                              1757846   1757846
----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: City Bureau, Hebei Mobile Communication
Company Shijiazhuang Branch                                                                             Unit: RMB
-------------------------------------------------------------------------------------------------------------------

                                                                                 Lessor's Ownership
                                              Rent/Square       Leasing            Documentation
                                                meter          Contract      Building
  No.   Name of Building     Detailed Address (RMB/year)    ([CHECK MARK])     Title    Land Use  Others    Remarks
-------------------------------------------------------------------------------------------------------------------
  85    Provincial            Zhong Shan Xi        336
        Handicapped           Road
        Recovering and
        Traing Center

  86    3502 Guest House      23 Ping An           686
                              Nan Street

  87    Hua Du Tower          39 Chang An         1000
                              Road

  88    Trade Serve           246 Bao Jin          568
        Building of the       Nan Street
        Supply and
        Marketing
        Cooperative

  89    Nanguo Village        Entrance of
                              Nanguo Village
--------------------------------------------------------------------------------------------------------------
        Total                                 62942.66
--------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE

Name of the Property Owner: Hebei Mobile Communication
Company Langfang Branch                                                              Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Leased    Time of     Lease Term
                                                                     Number  Floorage  Completion     _Year                Rent/year
 No.   Name of Building            Detailed Address       Structure    of    (Square     of the    _Month_Year_     Rent      RMB
                                                                     Story    meters)   Building       Month
                                                                                        (mm/yy)
------------------------------------------------------------------------------------------------------------------------------------
 1     Xiadian Sales Office        North of Xiadie Town                          195                               78000      78000
                                   Government
------------------------------------------------------------------------------------------------------------------------------------
 2     Dachang Sales Office        Xi Street of the Town                         100                                7200       7200
------------------------------------------------------------------------------------------------------------------------------------
 3     Dacheng Sales Office        Dacheng Xi Guan                               134                               53600      53600
------------------------------------------------------------------------------------------------------------------------------------
 4     Wen'an Sales Office         Wen'an Town                                   103                                7416       7416
------------------------------------------------------------------------------------------------------------------------------------
 5     Zuogezhuang Sales Office    Zuogezhuang Town                               64                               25600      25600
------------------------------------------------------------------------------------------------------------------------------------
 6     Zuogezhuang Sales Office    Zuogezhuang Town                               21                                8400       8400
------------------------------------------------------------------------------------------------------------------------------------
 7     Zuogezhuang Sales Office    Zuogezhuang Town                               21                                8400       8400
------------------------------------------------------------------------------------------------------------------------------------
 8     Yancaolou Sales Office      55 Yi Chang Road                                3                                1200       1200
------------------------------------------------------------------------------------------------------------------------------------
 9     Hua Wei Mobile, Langfang    5 Ying Chun Road,                            1270                              304800     304800
       city                        Langfang City
------------------------------------------------------------------------------------------------------------------------------------
10     Hua Wei Mobile Langfang     34 Ai Min Dong Road,                          750                              270000     270000
       city                        Langfang City
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2661                              764616     764616
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                            Rent/Square meter    Leasing         Lessor's Ownership
                                                            -----------------    Contract          Documentation            Remarks
 No.   Name of Building            Detailed Address            (RMB/year)          (x)      ----------------------------
                                                                                            Building   Land Use   Others
                                                                                             Title
------------------------------------------------------------------------------------------------------------------------------------
 1     Xiadian Sales Office        North of Xiadie Town              400
                                   Government
------------------------------------------------------------------------------------------------------------------------------------
 2     Dachang Sales Office        Xi Street of the Town              72
------------------------------------------------------------------------------------------------------------------------------------
 3     Dacheng Sales Office        Dacheng Xi Guan                   400
------------------------------------------------------------------------------------------------------------------------------------
 4     Wen'an Sales Office         Wen'an Town                        72
------------------------------------------------------------------------------------------------------------------------------------
 5     Zuogezhuang Sales Office    Zuogezhuang Town                  400
------------------------------------------------------------------------------------------------------------------------------------
 6     Zuogezhuang Sales Office    Zuogezhuang Town                  400
------------------------------------------------------------------------------------------------------------------------------------
 7     Zuogezhuang Sales Office    Zuogezhuang Town                  400
------------------------------------------------------------------------------------------------------------------------------------
 8     Yancaolou Sales Office      55 Yi Chang Road                  400
------------------------------------------------------------------------------------------------------------------------------------
 9     Hua Wei Mobile, Langfang    5 Ying Chun Road,                 240
       city                        Langfang City
------------------------------------------------------------------------------------------------------------------------------------
10     Hua Wei Mobile, Langfang    34 Ai Min Dong Road,              360
       city                        Langfang City
------------------------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication
Company Langfang Branch                                                              Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Leased    Time of     Lease Term
                                                                     Number  Floorage  Completion     _Year                Rent/year
 No.   Name of Building            Detailed Address       Structure    of    (Square     of the    _Month_Year_     Rent      RMB
                                                                     Story    meters)   Building       Month
                                                                                        (mm/yy)
------------------------------------------------------------------------------------------------------------------------------------
       Hua Wei Mobile
 1     Telecommunication,          34 Ai Min Dong Road,                        108.57                             120000     120000
       Langfang City               Langfang City
------------------------------------------------------------------------------------------------------------------------------------
 2
------------------------------------------------------------------------------------------------------------------------------------
 3
------------------------------------------------------------------------------------------------------------------------------------
 4
------------------------------------------------------------------------------------------------------------------------------------
 5
------------------------------------------------------------------------------------------------------------------------------------
 6
------------------------------------------------------------------------------------------------------------------------------------
 7
------------------------------------------------------------------------------------------------------------------------------------
 8
------------------------------------------------------------------------------------------------------------------------------------
 9
------------------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------
11
------------------------------------------------------------------------------------------------------------------------------------
12
------------------------------------------------------------------------------------------------------------------------------------
13
------------------------------------------------------------------------------------------------------------------------------------
14
------------------------------------------------------------------------------------------------------------------------------------
15
------------------------------------------------------------------------------------------------------------------------------------
16
------------------------------------------------------------------------------------------------------------------------------------
17
------------------------------------------------------------------------------------------------------------------------------------
18
------------------------------------------------------------------------------------------------------------------------------------
19
------------------------------------------------------------------------------------------------------------------------------------
           Total                                                               108.57                             120000     120000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                            Rent/Square meter    Leasing         Lessor's Ownership
                                                            -----------------    Contract          Documentation            Remarks
 No.   Name of Building            Detailed Address            (RMB/year)          (x)      ----------------------------
                                                                                            Building   Land Use   Others
                                                                                             Title
------------------------------------------------------------------------------------------------------------------------------------
       Hua Wei Mobile
 1     Telecommunication,          34 Ai Min Dong Road,         1105.278
       Langfang City               Langfang City
------------------------------------------------------------------------------------------------------------------------------------
 2
------------------------------------------------------------------------------------------------------------------------------------
 3
------------------------------------------------------------------------------------------------------------------------------------
 4
------------------------------------------------------------------------------------------------------------------------------------
 5
------------------------------------------------------------------------------------------------------------------------------------
 6
------------------------------------------------------------------------------------------------------------------------------------
 7
------------------------------------------------------------------------------------------------------------------------------------
 8
------------------------------------------------------------------------------------------------------------------------------------
 9
------------------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------
11
------------------------------------------------------------------------------------------------------------------------------------
12
------------------------------------------------------------------------------------------------------------------------------------
13
------------------------------------------------------------------------------------------------------------------------------------
14
------------------------------------------------------------------------------------------------------------------------------------
15
------------------------------------------------------------------------------------------------------------------------------------
16
------------------------------------------------------------------------------------------------------------------------------------
17
------------------------------------------------------------------------------------------------------------------------------------
18
------------------------------------------------------------------------------------------------------------------------------------
19
------------------------------------------------------------------------------------------------------------------------------------
           Total
------------------------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Langfang Branch                                                              Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Leased    Time of     Lease Term
                                                                     Number  Floorage  Completion     _Year                Rent/year
 No.   Name of Building          Detailed Address         Structure    of    (Square     of the    _Month_Year_     Rent      RMB
                                                                     Story    meters)   Building       Month
                                                                                        (mm/yy)
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Shengfang
####       Shengfang Base        Post Office Branch,                            47.61                            3427.92     3427.9
           Station               Bazhou City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Construction
####       ShengfangBase         Bank of China Shengfang                         15.5                               6200       6200
           Station               Branch, Bazhou City
------------------------------------------------------------------------------------------------------------------------------------
####       DachangBase Station   Dachang Town Thermal                              80                               5760       5760
                                 Power Station
------------------------------------------------------------------------------------------------------------------------------------
                                 Xia'an Road,
####       Liuhezhuang Base      Liuhezhuang, Dachang                              80                               5760       5760
           Station               Town
------------------------------------------------------------------------------------------------------------------------------------
####       Qigezhuang Base       Qigezhuang Agricultural                           30                               2160       2160
           Station               Bank, Dachang Town
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Beiwei
####       Beiwei Base Station   Telecommunication                              23.48                            1690.56     1690.6
                                 Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Beiwei
####       Beiwei Base Station   Telecommunication                              57.76                              23106      23106
                                 Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Zangtun
####       Zangtun Base Station  Telecommunication                              68.89                              27556      27556
                                 Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
####       Daguang'an Base       Inside Daguang'an Post                         67.23                              26892      26892
           Station               Office, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
####       Telecommunication     Inside Dacheng                                204.49                              81796      81796
           Bureau Base Station   Telecommunication
                                 Bureau
------------------------------------------------------------------------------------------------------------------------------------
####       Post Office Base      Inside Dacheng Post                            17.27                               6908       6908
           Station               Office
------------------------------------------------------------------------------------------------------------------------------------
####       Fucao Base Station    Inside Fucao Town                                 81                              32400      32400
                                 Government, Dacheng
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                            Rent/Square meter    Leasing         Lessor's Ownership
                                                            -----------------    Contract          Documentation            Remarks
 No.   Name of Building          Detailed Address              (RMB/year)          (x)      ----------------------------
                                                                                            Building   Land Use   Others
                                                                                             Title
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Shengfang
####       Shengfang Base        Post Office Branch,                  72
           Station               Bazhou City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Construction
####       ShengfangBase         Bank of China Shengfang             400
           Station               Branch, Bazhou City
------------------------------------------------------------------------------------------------------------------------------------
####       DachangBase Station   Dachang Town Thermal                 72
                                 Power Station
                                 Xia'an Road,
------------------------------------------------------------------------------------------------------------------------------------
####       Liuhezhuang Base      Liuhezhuang, Dachang                 72
           Station               Town
------------------------------------------------------------------------------------------------------------------------------------
####       Qigezhuang Base       Qigezhuang Agricultural              72
           Station               Bank, Dachang Town
                                 Inside Beiwei
------------------------------------------------------------------------------------------------------------------------------------
####       Beiwei Base Station   Telecommunication                    72
                                 Branch, Dacheng
                                 Inside Beiwei
------------------------------------------------------------------------------------------------------------------------------------
####       Beiwei Base Station   Telecommunication                   400
                                 Branch, Dacheng
                                 Inside Zangtun
------------------------------------------------------------------------------------------------------------------------------------
####       Zangtun Base Station  Telecommunication                   400
                                 Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
####       Daguang'an Base       Inside Daguang'an Post              400
           Station               Office, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
####       Telecommunication     Inside Dacheng                      400
           Bureau Base Station   Telecommunication
                                 Bureau
------------------------------------------------------------------------------------------------------------------------------------
####       Post Office Base      Inside Dacheng Post                 400
           Station               Office
------------------------------------------------------------------------------------------------------------------------------------
####       Fucao Base Station    Inside Fucao Town                   400
                                 Government, Dacheng
------------------------------------------------------------------------------------------------------------------------------------

####       Liubiao Base Station  Inside Liubiao Post                              121                               48400     48400
                                 Office Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Warehouse of
           Liugezhuang Base      Liugezhuang
####       Station               Telecommunication                             123.21                               49284     49284
                                 Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
####       Nanzhaofu Base        Inside Nanzhaofu Post                           21.5                                8600      8600
           Station               Office Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
####       Nanzhaofu Base        Inside Nanzhaofu Post                          18.24                                7296      7296
           Station               Office Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Gu'an
####       Gu'an Development     Development Area Post                             10                                4000      4000
           Area Base Station     Office Branch
------------------------------------------------------------------------------------------------------------------------------------
####       Heping Road Base      Inside the TV Tower         Flat    1 room        40     May-97                   101000    101000
           Station               Courtyard, Langfang
                                 City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the
####       Meterological Base    Meterological Bureau,     Building  1 level       16    July-98                    22680     22680
           Station               Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Xixiaoqu Base         Inside the Post Office                            64                               25600     25600
           Station               Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Pengzhuang Base       No.4 Oil Extraction         Flat    1 level       19     Feb-97                    15500     15500
           Station               Plant
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the
####       Dawangwu Base         Telecommunication                              32.49                               12996     12996
           Station               Branch of Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Geyucheng Base        Inside the Geyucheng                              81                               32400     32400
           Station               Telecommunication
                                 Branch
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Guangmingdao
####       Guangmingdao Base     Post Office, Langfang                            138                                9936      9936
           Station               City
------------------------------------------------------------------------------------------------------------------------------------
####       Guangmingdao Base     Langfang Cold Storage                         940.37                            67706.64     67707
           Station               Plant
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Guangmingdao
####       Guangmingdao Base     Post Office, Langfang                           18.3                              1317.6    1317.6
           Station               City
------------------------------------------------------------------------------------------------------------------------------------
           District              Inside the District
####       Transportation Base   Transportation Company,     Flat    2 Rooms       28     Apr-98                    15500     15500
           Station               Langfang
------------------------------------------------------------------------------------------------------------------------------------

####       Liubiao Base Station  Inside Liubiao Post                 400
                                 Office Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Warehouse of
           Liugezhuang Base      Liugezhuang
####       Station               Telecommunication                   400
                                 Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
####       Nanzhaofu Base        Inside Nanzhaofu Post               400
           Station               Office Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
####       Nanzhaofu Base        Inside Nanzhaofu Post               400
           Station               Office Branch, Dacheng
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Gu'an
####       Gu'an Development     Development Area Post               400
           Area Base Station     Office Branch
------------------------------------------------------------------------------------------------------------------------------------
####       Heping Road Base      Inside the TV Tower                2525
           Station               Courtyard, Langfang
                                 City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the
####       Meterological Base    Meterological Bureau,              1418
           Station               Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Xixiaoqu Base         Inside the Post Office              400
           Station               Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Pengzhuang Base       No.4 Oil Extraction                 816
           Station               Plant
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the
####       Dawangwu Base         Telecommunication                   400
           Station               Branch of Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Geyucheng Base        Inside the Geyucheng                400
           Station               Telecommunication
                                 Branch
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Guangmingdao
####       Guangmingdao Base     Post Office, Langfang                72
           Station               City
------------------------------------------------------------------------------------------------------------------------------------
####       Guangmingdao Base     Langfang Cold Storage                72
           Station               Plant
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside the Guangmingdao
####       Guangmingdao Base     Post Office, Langfang                72
           Station               City
------------------------------------------------------------------------------------------------------------------------------------
           District              Inside the District
####       Transportation Base   Transportation Company,             554
           Station               Langfang
------------------------------------------------------------------------------------------------------------------------------------

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Langfang Branch                                                              Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Leased    Time of     Lease Term
                                                                     Number  Floorage  Completion     _Year                Rent/year
 No.       Name of Building      Detailed Address         Structure    of    (Square     of the    _Month_Year_     Rent      RMB
                                                                     Story    meters)   Building       Month
                                                                                        (mm/yy)
------------------------------------------------------------------------------------------------------------------------------------
####       Bei Da Base Station   Inside Bei Da            Building     4       20.4     Jan-98                     13000      13000
                                 Construction Company,
                                 Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Dong Fang Hotel       Inside Dong Fang Hotel,  Building     4      20.53     Apr-98                     12600      12600
           Base Station          Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Jianta Base Station   Inside Jianta Town                            25.3     Jan-97                     15500      15500
                                 Government, Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Shizheng Base         Inside Municipal         Building     5       14.1     Apr-98                     13000      13000
           Station               Administration,
                                 Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Jun Liang Pager       Inside Jun Liang Pager   Building     5       21.4     Mar-97                     18000      18000
           Base Station          Office, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Piping Bureau Base    Inside Piping Bureau,    Building     2       23.4     Mar-98                     89000      89000
           Station               Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Yancaolou Base        Inside Tobacco           Building     5         18     Mar-98                     18000      18000
           Station               Building, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Jiuzhou
####       Jiuzhou Base Station  Telecommunication                           174.24                                69696      69696
                                 Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
           Development Area
           Management            Inside Development Area
####       CommitteeBase         Management Committee,                          9.8                                 3920       3920
           Station               Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Development Area      Inside Development Area                       85.7                                34280      34280
           Base Station          Post Office Branch,
                                 Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Development Base      Inside Development Area                         81                                32400      32400
           Station               Post Office Branch,
                                 Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Qiuzhuang Base        Inside Qiuzhuang Town                         47.3                                26000      26000
           Station               Government, Langfang
                                 City
------------------------------------------------------------------------------------------------------------------------------------
####       Luofa Base Station    Inside Luofa Town                            51.84                                30000      30000
                                 Government, Langfang
                                 City
------------------------------------------------------------------------------------------------------------------------------------
####       Matou Base Station    Inside Matou                                    64                                25600      25600
                                 Telecommunication
                                 Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                            Rent/Square meter    Leasing         Lessor's Ownership
                                                            -----------------    Contract          Documentation            Remarks
 No.       Name of Building      Detailed Address              (RMB/year)          (X)      ----------------------------
                                                                                            Building   Land Use   Others
                                                                                             Title
------------------------------------------------------------------------------------------------------------------------------------
####       Bei Da Base Station   Inside Bei Da                       637
                                 Construction Company,
                                 Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Dong Fang Hotel       Inside Dong Fang Hotel,             614
           Base Station          Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Jianta Base Station   Inside Jianta Town                  613
                                 Government, Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Shizheng Base         Inside Municipal                    922
           Station               Administration,
                                 Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Jun Liang Pager       Inside Jun Liang Pager              841
           Base Station          Office, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Piping Bureau Base    Inside Piping Bureau,              3803
           Station               Langfang
------------------------------------------------------------------------------------------------------------------------------------
####       Yancaolou Base        Inside Tobacco                     1000
           Station               Building, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Jiuzhou
####       Jiuzhou Base Station  Telecommunication                   400
                                 Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
           Development Area
           Management            Inside Development Area
####       CommitteeBase         Management Committee,               400
           Station               Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Development Area      Inside Development Area             400
           Base Station          Post Office Branch,
                                 Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Development Base      Inside Development Area             400
           Station               Post Office Branch,
                                 Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Qiuzhuang Base        Inside Qiuzhuang Town            549.68
           Station               Government, Langfang
                                 City
------------------------------------------------------------------------------------------------------------------------------------
####       Luofa Base Station    Inside Luofa Town                578.70
                                 Government, Langfang
                                 City
------------------------------------------------------------------------------------------------------------------------------------
####       Matou Base Station    Inside Matou                        400
                                 Telecommunication
                                 Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------

                                 Inside Moqiyin
####       Moqiying Base         Telecommunication                             19.8                               1425.6     1425.6
           Station               Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Moqiying
####       Moqoying Base         Telecommunication                            37.21                                14884      14884
           Station               Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Library Base Station  Inside Langfang          Building     1       22.5     Mar-98                     15120      15120
                                 Library
------------------------------------------------------------------------------------------------------------------------------------
           Post and
           Telecommunication     Inside the Post and
####       Guest House Base      Telecommunication Guest                         12                                 4800       4800
           Station               House, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Petrol Audit
####       Petrol Audit Office   Office, Langfang City      Flat     Open-      121     Mar-98                     82000      82000
           Base Station          (Natural Gas No.2                    air
                                 Living Base)
------------------------------------------------------------------------------------------------------------------------------------
####       Gaolou Base Station   Inside Sanhe Gaolou                          12.25                                  882        882
                                 Telecommunication
                                 Bureau
------------------------------------------------------------------------------------------------------------------------------------
####       Huangzhuang Base      Inside Sanhe                                 28.08                              2021.76     2021.8
           Station               Huangzhuang
                                 Telecommunication
                                 Bureau
------------------------------------------------------------------------------------------------------------------------------------
####       Daliu Town Base       Wen'an Daliu Town Road                          28                                11200      11200
           Station
------------------------------------------------------------------------------------------------------------------------------------
####       Daliuhe Base Station  Wen'an Daliuhe Town                             32                                 2304       2304
                                 Government
------------------------------------------------------------------------------------------------------------------------------------
####       Daliuhe Base Station  Wen'an Daliuhe Town                             23                                 1656       1656
                                 Government
------------------------------------------------------------------------------------------------------------------------------------
####       Degui Base Station    Wen'an Degui Tax Office                         19                                 1368       1368
------------------------------------------------------------------------------------------------------------------------------------
####       Degui Base Station    Wen'an Degui Tax Office                         16                                 1152       1152
------------------------------------------------------------------------------------------------------------------------------------

                                 Inside Moqiyin
####       Moqiying Base         Telecommunication                    72
           Station               Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Moqiying
####       Moqoying Base         Telecommunication                   400
           Station               Branch, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
####       Library Base Station  Inside Langfang                     672
                                 Library
------------------------------------------------------------------------------------------------------------------------------------
           Post and
           Telecommunication     Inside the Post and
####       Guest House Base      Telecommunication Guest             400
           Station               House, Langfang City
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Petrol Audit
####       Petrol Audit Office   Office, Langfang City               678
           Base Station          (Natural Gas No.2
                                 Living Base)
------------------------------------------------------------------------------------------------------------------------------------
####       Gaolou Base Station   Inside Sanhe Gaolou                  72
                                 Telecommunication
                                 Bureau
------------------------------------------------------------------------------------------------------------------------------------
####       Huangzhuang Base      Inside Sanhe                         72
           Station               Huangzhuang
                                 Telecommunication
                                 Bureau
------------------------------------------------------------------------------------------------------------------------------------
####       Daliu Town Base       Wen'an Daliu Town Road              400
           Station
------------------------------------------------------------------------------------------------------------------------------------
####       Daliuhe Base Station  Wen'an Daliuhe Town                  72
                                 Government
------------------------------------------------------------------------------------------------------------------------------------
####       Daliuhe Base Station  Wen'an Daliuhe Town                  72
                                 Government
------------------------------------------------------------------------------------------------------------------------------------
####       Degui Base Station    Wen'an Degui Tax Office              72
------------------------------------------------------------------------------------------------------------------------------------
####       Degui Base Station    Wen'an Degui Tax Office              72
------------------------------------------------------------------------------------------------------------------------------------

Assessing Companies Base Station: Zhongzi Assets Appraisal Office
Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Langfang Branch                                                              Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Leased    Time of     Lease Term
                                                                     Number  Floorage  Completion     _Year                Rent/year
 No.   Name of Building          Detailed Address         Structure    of    (Square     of the    _Month_Year_     Rent      RMB
                                                                     Story    meters)   Building       Month
                                                                                        (mm/yy)
------------------------------------------------------------------------------------------------------------------------------------
####   Degui Base Station        Degui Tax Office,                                42                                3024       3024
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Degui
####   Degui Base Station        Telecommunication                              61.9                              4456.8     4456.8
                                 Bureau, Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Huangfu Base Station      Huangfu Road, Wen'an                             38                                2736       2736
------------------------------------------------------------------------------------------------------------------------------------
####   Jiliukou Base Station     Jiliukou Fruit Garden,                           40                               16000      16000
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Shigezhuang Base Station  Shigezhuang Road,                                13                                5200       5200
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Shigezhuang Base Station  Shigezhuang Road,                                12                                4800       4800
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Shigezhuang Base Station  Shigezhuang Road,                                16                                6400       6400
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Shigezhuang Base Station  Shigezhuang Road,                                16                                6400       6400
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Sunshizhen Base Station   Wen'an Chemical Plant                            12                                4800       4800
------------------------------------------------------------------------------------------------------------------------------------
####   Sunshizhen Base Station   Wen'an Chemical Plant                            21                                8400       8400
------------------------------------------------------------------------------------------------------------------------------------
####   Tanli Base Station        Wen'an Tanli Road                                16                                6400       6400
------------------------------------------------------------------------------------------------------------------------------------
####   Wen'an Base Station       Wen'an civil buildings                           14                                1008       1008
------------------------------------------------------------------------------------------------------------------------------------
####   Wen'an Base Station       Wen'an civil buildings                           10                               12600      12600
------------------------------------------------------------------------------------------------------------------------------------
####   Wen'an Base Station       Wen'an civil buildings                         32.4                               12960      12960
------------------------------------------------------------------------------------------------------------------------------------
####   Xinzhen Base Station      Cultivated Area                                  25                                1800       1800
------------------------------------------------------------------------------------------------------------------------------------
####   Xinzhen Base Station      Cultivated Area                                   3                                1200       1200
------------------------------------------------------------------------------------------------------------------------------------
####   Xinglonggong Base         Inside Xinglonggong                              37                                2664       2664
       Station                   Post Office Branch,
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Xinglonggong Base         Inside Xinglonggong                              19                                7600       7600
       Station                   Post Office Branch,
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Xinglonggong Base         Inside Xinglonggong                              13                                 936        936
       Station                   Post Office Branch,
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Xinglonggong Base         Inside Xinglonggong                              13                                5200       5200
       Station                   Post Office Branch,
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Zuogezhuang Base Station  Zuogezhuang Road                                 20                                8000       8000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                            Rent/Square meter    Leasing         Lessor's Ownership
                                                            -----------------    Contract          Documentation            Remarks
 No.   Name of Building          Detailed Address              (RMB/year)          (x)      ----------------------------
                                                                                            Building   Land Use   Others
                                                                                             Title
------------------------------------------------------------------------------------------------------------------------------------

####   Degui Base Station        Degui Tax Office,                    72
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Degui
####   Degui Base Station        Telecommunication                    72
                                 Bureau, Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Huangfu Base Station      Huangfu Road, Wen'an                 72
------------------------------------------------------------------------------------------------------------------------------------
####   Jiliukou Base Station     Jiliukou Fruit Garden,              400
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Shigezhuang Base Station  Shigezhuang Road,                   400
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Shigezhuang Base Station  Shigezhuang Road,                   400
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Shigezhuang Base Station  Shigezhuang Road,                   400
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Shigezhuang Base Station  Shigezhuang Road,                   400
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Sunshizhen Base Station   Wen'an Chemical Plant               400
------------------------------------------------------------------------------------------------------------------------------------
####   Sunshizhen Base Station   Wen'an Chemical Plant               400
------------------------------------------------------------------------------------------------------------------------------------
####   Tanli Base Station        Wen'an Tanli Road                   400
------------------------------------------------------------------------------------------------------------------------------------
####   Wen'an Base Station       Wen'an civil buildings               72
------------------------------------------------------------------------------------------------------------------------------------
####   Wen'an Base Station       Wen'an civil buildings             1260
------------------------------------------------------------------------------------------------------------------------------------
####   Wen'an Base Station       Wen'an civil buildings              400
------------------------------------------------------------------------------------------------------------------------------------
####   Xinzhen Base Station      Cultivated Area                      72
------------------------------------------------------------------------------------------------------------------------------------
####   Xinzhen Base Station      Cultivated Area                     400
------------------------------------------------------------------------------------------------------------------------------------
####   Xinglonggong Base         Inside Xinglonggong                  72
       Station                   Post Office Branch,
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Xinglonggong Base         Inside Xinglonggong                 400
       Station                   Post Office Branch,
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Xinglonggong Base         Inside Xinglonggong                  72
       Station                   Post Office Branch,
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Xinglonggong Base         Inside Xinglonggong                 400
       Station                   Post Office Branch,
                                 Wen'an
------------------------------------------------------------------------------------------------------------------------------------
####   Zuogezhuang Base Station  Zuogezhuang Road                    400
------------------------------------------------------------------------------------------------------------------------------------

####   Zuogezhuang Base Station  Zuogezhuang Road                                 14                                5600       5600
------------------------------------------------------------------------------------------------------------------------------------
####   Anping Base Station       Inside Anping Post                                5                                 360        360
                                 Office Branch, Xianghe
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Jiangxintun
####   Jiangxintun Base Station  Telecommunication                             56.25                               22500      22500
                                 Branch, Xianghe
------------------------------------------------------------------------------------------------------------------------------------
####   Liusong Base Station      Inside Liusong Post                           46.24                               18496      18496
                                 Office Branch, Xianghe
------------------------------------------------------------------------------------------------------------------------------------
####   Qianwangcun Base Station  Inside the Town                                7.84                                3136       3136
                                 Government
------------------------------------------------------------------------------------------------------------------------------------
####   Qiantun Base Station      Inside the                                    12.25                                4900       4900
                                 Telecommunication
                                 Bureau
------------------------------------------------------------------------------------------------------------------------------------

####   Zuogezhuang Base Station  Zuogezhuang Road                    400
------------------------------------------------------------------------------------------------------------------------------------
####   Anping Base Station       Inside Anping Post                   72
                                 Office Branch, Xianghe
------------------------------------------------------------------------------------------------------------------------------------
                                 Inside Jiangxintun
####   Jiangxintun Base Station  Telecommunication                   400
                                 Branch, Xianghe
------------------------------------------------------------------------------------------------------------------------------------
####   Liusong Base Station      Inside Liusong Post                 400
                                 Office Branch, Xianghe
------------------------------------------------------------------------------------------------------------------------------------
####   Qianwangcun Base Station  Inside the Town                     400
                                 Government
------------------------------------------------------------------------------------------------------------------------------------
####   Qiantun Base Station      Inside the                          400
                                 Telecommunication
                                 Bureau
------------------------------------------------------------------------------------------------------------------------------------

Assessing Companies Base Station: Zhongzi Assets Appraisal Office
Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Langfang Branch                                                              Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Leased    Time of     Lease Term
                                                                     Number  Floorage  Completion     _Year                Rent/year
 No.   Name of Building        Detailed Address           Structure    of    (Square     of the    _Month_Year_     Rent      RMB
                                                                     Story    meters)   Building       Month
                                                                                        (mm/yy)
------------------------------------------------------------------------------------------------------------------------------------
####   Qukou Base Station      Inside the                                        100                               40000      40000
                               Telecommunication Bureau
------------------------------------------------------------------------------------------------------------------------------------
####   Shihu Base Station      Inside the                                      12.25                                4900       4900
                               Telecommunication Bureau
------------------------------------------------------------------------------------------------------------------------------------
####   Wubaihu Base            Inside the                                      72.25                               28900      28900
       Station                 Telecommunication Bureau
------------------------------------------------------------------------------------------------------------------------------------
####   Bieguzhuang             Inside Bieguzhuang Post                          26.1                              1879.2     1879.2
       Machine Room            Office Branch, Yongqing
------------------------------------------------------------------------------------------------------------------------------------
####   Hancun Machine          Inside Hancun Post Office                        23.8                              1713.6     1713.6
       Room                    Branch, Yongqing
------------------------------------------------------------------------------------------------------------------------------------
####   Houyi Machine Room      Inside Houyi Post Office                           33                                2376       2376
                               Branch, Yongqing
------------------------------------------------------------------------------------------------------------------------------------
####   Yongqing Mobile         Inside Yongqing                                   225                               90000      90000
       Iron Tower              Telecommunication Bureau
------------------------------------------------------------------------------------------------------------------------------------
                                                                                4580                             1533028     ######
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                            Rent/Square meter    Leasing         Lessor's Ownership
                                                            -----------------    Contract          Documentation            Remarks
 No.   Name of Building        Detailed Address                (RMB/year)          (x)      ----------------------------
                                                                                            Building   Land Use   Others
                                                                                             Title
------------------------------------------------------------------------------------------------------------------------------------
####   Qukou Base Station      Inside the                            400
                               Telecommunication Bureau
------------------------------------------------------------------------------------------------------------------------------------
####   Shihu Base Station      Inside the                            400
                               Telecommunication Bureau
------------------------------------------------------------------------------------------------------------------------------------
####   Wubaihu Base            Inside the                            400
       Station                 Telecommunication Bureau
------------------------------------------------------------------------------------------------------------------------------------
####   Bieguzhuang             Inside Bieguzhuang Post                72
       Machine Room            Office Branch, Yongqing
------------------------------------------------------------------------------------------------------------------------------------
####   Hancun Machine          Inside Hancun Post Office              72
       Room                    Branch, Yongqing
------------------------------------------------------------------------------------------------------------------------------------
####   Houyi Machine Room      Inside Houyi Post Office               72
                               Branch, Yongqing
------------------------------------------------------------------------------------------------------------------------------------
####   Yongqing Mobile         Inside Yongqing                       400
       Iron Tower              Telecommunication Bureau
------------------------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

   INVENTORY AND VALUATION OF OTHER LEASED AUXILIARY BUILDINGS AND PROPERTIES


Name of the Property Owner: Hebei Mobile Communication
Company Chengde Branch                                                         Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Leased      Time of      Lease Term
                                                                          Floorage  Completion of     _Year
                                                                 Number    (Square  the Building   _Month_Year_         Rent/year
No.  Name of Building      Detailed Address          Structure  of Story   meters)     (mm/yy)        Month       Rent     RMB


-----------------------------------------------------------------------------------------------------------------------------------
4    Taipingqiao Supply    Taipingqiao Post Office     Mixed        2        30.00                                3600       3600
     Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
     Taipingqiao Shen Lan
5    Company Warehouse,    Taipingqiao Post Office     Mixed        3        10.80                                1296       1296
     Chengde
-----------------------------------------------------------------------------------------------------------------------------------
     City Waste Materials
     Purchasing and        Shidonzigou, Chengde        Brick/
6    Marketing Company     City                         Wood        1       120.00                                1100      13200
     Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
     City Waste Materials
     Purchasing and        Shidonzigou, Chengde        Brick/
7    Marketing Company     City                         Wood        1       120.00                               12000      12000
     Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            280.80                                      30,096.00
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Chengde Branch                                                                                       Unit: RMB
-----------------------------------------------------------------------------------------------------------------------

                                                                          Leasing      Lessor's Ownership
                                                       Rent/Square meter  Contract        Documentation         Remarks
No.  Name of Building      Detailed Address            -----------------     (X)    --------------------------
                                                           (RMB/year)               Building  Land Use  Others
                                                                                      Title
-----------------------------------------------------------------------------------------------------------------------
4    Taipingqiao Supply    Taipingqiao Post Office           120
     Warehouse
-----------------------------------------------------------------------------------------------------------------------
     Taipingqiao Shen Lan
5    Company Warehouse,    Taipingqiao Post Office           120
     Chengde
-----------------------------------------------------------------------------------------------------------------------
     City Waste Materials
     Purchasing and        Shidonzigou, Chengde
6    Marketing Company     City                              110
     Warehouse
-----------------------------------------------------------------------------------------------------------------------
     City Waste Materials
     Purchasing and        Shidonzigou, Chengde
7    Marketing Company     City                              100
     Warehouse
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;

       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

       3) Please fill in the "Remarks" if necessary.

       Assessed by: Zhongzi Assets Appraisal Office  Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication
Company Chengde Branch                                                            Appraisal Base date:  June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------

                                                                        Leased      Time of      Lease Term
                                                                       Floorage  Completion of     _Year
                                                              Number   (Square    the Building  _Month_Year_           Rent/year
No.  Name of Building       Detailed Address      Structure  of Story   meters)     (mm/yy)        Month        Rent      RMB



----------------------------------------------------------------------------------------------------------------------------------
3    Weichang Town Post     192 Town Mu Lan         Brick/       2       30.00      Dec-80                       3600    3600
     Office Sales Building  Shang Zhong Road       Concrete
----------------------------------------------------------------------------------------------------------------------------------
     Longhua Post Office    Post Office Sales
5    Multi-purpose          Building, 67 Xing       Frame                40.00      Dec-93                       4800    4800
     Building               Zhou Road
----------------------------------------------------------------------------------------------------------------------------------
7    Nanyingzi Post         Nanyingzi Street        Mixed        6       37.95      Jun-95                       4554    4554
     Office, Chengde City
----------------------------------------------------------------------------------------------------------------------------------
8    Taipingqiao Post       Taipingqiao, Dong       Mixed        1       91.82                                11018.4   11018
     Office Machine Room    Street, Chengde City
----------------------------------------------------------------------------------------------------------------------------------
9    Xinglong Post Office   Zhong Yang Street,      Mixed        5       30.00      Oct-84                       3600    3600
     Sales Office           Xinglong Town
----------------------------------------------------------------------------------------------------------------------------------
10   Fengning Post Office   64 Jia Xinfeng Road,    Brick/       1       18.00      Feb-88                       2160    2160
     Building               Fengning               Concrete
----------------------------------------------------------------------------------------------------------------------------------
11   Chengde Town Sales     Xin Hua Bookstore,      Steel/       4       40.00      Jun-96                       8400    8400
     Office                 Chengde Town           Concrete
----------------------------------------------------------------------------------------------------------------------------------
12   Luanping Post Office   Zhong Yang Street,      Mixed        5       20.00      Oct-84                       2400    2400
     Sales Office           Xinglong Town
----------------------------------------------------------------------------------------------------------------------------------
                                                                        307.77                                          40532
----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Chengde Branch                                                                                      Unit: RMB
---------------------------------------------------------------------------------------------------------------------


                                                                        Leasing
                                                     Rent/Square meter  Contract      Lessor's Ownership
No.  Name of Building       Detailed Address         -----------------    (X)            Documentation        Remarks
                                                       (RMB/year)                 --------------------------
                                                                                  Building
                                                                                   Title    Land Use  Others
---------------------------------------------------------------------------------------------------------------------
3    Weichang Town Post     192 Town Mu Lan               120
     Office Sales Building  Shang Zhong Road
---------------------------------------------------------------------------------------------------------------------
     Longhua Post Office    Post Office Sales
5    Multi-purpose          Building, 67 Xing             120
     Building               Zhou Road
---------------------------------------------------------------------------------------------------------------------
7    Nanyingzi Post         Nanyingzi Street              120
     Office, Chengde City
---------------------------------------------------------------------------------------------------------------------
8    Taipingqiao Post       Taipingqiao, Dong             120
     Office Machine Room    Street, Chengde City
---------------------------------------------------------------------------------------------------------------------
9    Xinglong Post Office   Zhong Yang Street,            120
     Sales Office           Xinglong Town
---------------------------------------------------------------------------------------------------------------------
10   Fengning Post Office   64 Jia Xinfeng Road,          120
     Building               Fengning
---------------------------------------------------------------------------------------------------------------------
11   Chengde Town Sales     Xin Hua Bookstore,            210
     Office                 Chengde Town
---------------------------------------------------------------------------------------------------------------------
12   Luanping Post Office   Zhong Yang Street,            120
     Sales Office           Xinglong Town
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE

Name of the Property Owner: Hebei Mobile Communication
Company Chengde Branch                                                                    Appraisal Base date: June 30th, 2000
-------------------------------------------------------------------------------------------------------------------------------
                                                                             Leased      Time of      Lease Term
                                                                            Floorage  Completion of     _Year
                                                                   Number   (Square    the Building  _Month_Year_
 No.  Name of Building         Detailed Address       Structure   of Story   meters)     (mm/yy)        Month        Rent


-------------------------------------------------------------------------------------------------------------------------------
      Backyard Flat of
 1    Pingquan Post            Inside Pingquan Town      Mixed        1      198.98      May-85                     23877.6
      Office                   Post Office
-------------------------------------------------------------------------------------------------------------------------------
 3    Chengde Bao Xian         4 North of Dong           Mixed        9         377      Dec-94                      280000
      Hotel                    Street, Chengde, City
-------------------------------------------------------------------------------------------------------------------------------
 4    Chengde Huo Shen         Level 2 Huo Shen          Mixed        7      129.47      Dec-88                    21847.61
      Miao Building            Miao Building
-------------------------------------------------------------------------------------------------------------------------------
      Retired Officials
 6    Affairs Office of        Taipingqiao Post          Mixed        3       13.88                                  1665.6
      Taipingqiao Post Office  Office
-------------------------------------------------------------------------------------------------------------------------------
      Taipingqiao Post
 7    Office Property          Taipingqiao Post          Mixed        3          14                                    1680
      Management Office        Office, Chengde City
-------------------------------------------------------------------------------------------------------------------------------
 9    Xinglong Post Office     Zhongyang Village,        Mixed        5        42.2      Sep-84                        5064
      Office Building          Xinglong Town
-------------------------------------------------------------------------------------------------------------------------------
10    Fengning Post Office     64 Jia Xinfeng Road       Brick/       3         150      Feb-88                       18000
      Office Building                                   Concrete
-------------------------------------------------------------------------------------------------------------------------------
                                                                             925.53                               352134.81
-------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Chengde Branch                                                                                                   Unit: RMB
----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Leasing       Lessor's Ownership
                                                      Rent/year   Rent/Square meter  Contract        Documentation
 No.  Name of Building         Detailed Address          RMB      -----------------    (X)     --------------------------  Remarks
                                                                      (RMB/year)               Building
                                                                                                Title    Land Use  Others
----------------------------------------------------------------------------------------------------------------------------------
      Backyard Flat of
 1    Pingquan Post            Inside Pingquan Town    23877.6            120
      Office                   Post Office
----------------------------------------------------------------------------------------------------------------------------------
 3    Chengde Bao Xian         4 North of Dong          280000         742.71
      Hotel                    Street, Chengde, City
----------------------------------------------------------------------------------------------------------------------------------
 4    Chengde Huo Shen         Level 2 Huo Shen       21847.61         168.75
      Miao Building            Miao Building
----------------------------------------------------------------------------------------------------------------------------------
      Retired Officials
 6    Affairs Office of        Taipingqiao Post         1665.6            120
      Taipingqiao Post Office  Office
----------------------------------------------------------------------------------------------------------------------------------
      Taipingqiao Post
 7    Office Property          Taipingqiao Post           1680            120
      Management Office        Office, Chengde City
----------------------------------------------------------------------------------------------------------------------------------
 9    Xinglong Post Office     Zhongyang Village,         5064            120
      Office Building          Xinglong Town
----------------------------------------------------------------------------------------------------------------------------------
10    Fengning Post Office     64 Jia Xinfeng Road       18000            120
      Office Building
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                     352134.81
----------------------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;

       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Chengde Branch                                                              Appraisal Base date: June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                           Leased      Time of      Lease Term
                                                                          Floorage  Completion of     _Year
                                                                 Number   (Square    the Building  _Month_Year_         Rent/year
No.  Name of Building         Detailed Address       Structure  of Story   meters)      (mm/yy)        Month      Rent     RMB


----------------------------------------------------------------------------------------------------------------------------------
     Machinery Tree Farm
16   Integrated               Saihanba Machinery       Brick/       1       10.00       Dec-90                    4000      4000
     Communication House      Tree Farm                 Wood
----------------------------------------------------------------------------------------------------------------------------------
19   Kuancheng Hua Jian Gold  Inside the Gold Mine     Brick/       3        4.00       Nov-88                      60       720
       Mine Office Building   Office                  Concrete
----------------------------------------------------------------------------------------------------------------------------------
20   Kuancheng Douzigou Iron  Inside the Iron Mine     Brick/       3        2.00       Oct-91                     800       800
       Mine Office Building   Office                  Concrete
----------------------------------------------------------------------------------------------------------------------------------
21   Kuancheng Boluotai Post  Left side of the Town    Brick/       2        2.00       Oct-97                     800       800
       Office Branch          Government              Concrete
----------------------------------------------------------------------------------------------------------------------------------
28   Chengde Public Traffic   Chengde Lamasery         Brick/               18.00       Dec-89                   10000     10000
       Police Detachment                              Concrete
----------------------------------------------------------------------------------------------------------------------------------
48   Gaositai Base Station    Gaositai Town            Mixed        1        2.40       Jun-95                     432       432
----------------------------------------------------------------------------------------------------------------------------------
49   Shangbancheng Base       Shangbancheng Town       Mixed        1        7.00       Jun-95                    1260      1260
       Station
----------------------------------------------------------------------------------------------------------------------------------
50   Dashimiao Base Station   Dashimiao Town           Mixed        1       40.00       Jun-95                    7200      7200
----------------------------------------------------------------------------------------------------------------------------------
51   Nanyingzi Base Station   Nanyingzi Town           Mixed        1       66.88       Jun-95                   12038   12038.4
----------------------------------------------------------------------------------------------------------------------------------
52   Kuancheng Town Base      Kuancheng Town           Mixed        3       40.70       Jan-94                    7326      7326
       Station
----------------------------------------------------------------------------------------------------------------------------------
53   Chengde Town Base        Chengde Town             Mixed        3       17.70       Jan-94                    3186      3186
       Station
----------------------------------------------------------------------------------------------------------------------------------
54   Chengde Water Company    Feng Ying Zi shan,       Mixed        1       18.00       Jan-94                    4000      4000
       Base Station           Chengde City
----------------------------------------------------------------------------------------------------------------------------------
55   Chengde Water Company    An RMB Miao Hou          Mixed        1       18.00       Jan-94                    4000      4000
       Base Station           Shan, Chengde  City
----------------------------------------------------------------------------------------------------------------------------------
     Total                                                                 246.68                                55102   55762.4
----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Chengde Branch                                                                                        Unit: RMB
-----------------------------------------------------------------------------------------------------------------------

                                                                          Leasing       Lessor's Ownership
                                                       Rent/Square meter  Contract         Documentation
No.  Name of Building         Detailed Address         -----------------    (X)     --------------------------  Remarks
                                                           (RMB/year)               Building
                                                                                     Title    Land Use  Others
-----------------------------------------------------------------------------------------------------------------------
     Machinery Tree Farm
16   Integrated               Saihanba Machinery
     Communication House      Tree Farm                        400
-----------------------------------------------------------------------------------------------------------------------
19   Kuancheng Hua Jian Gold  Inside the Gold Mine
       Mine Office Building   Office                           180
-----------------------------------------------------------------------------------------------------------------------
20   Kuancheng Douzigou Iron  Inside the Iron Mine
       Mine Office Building   Office                           400
-----------------------------------------------------------------------------------------------------------------------
21   Kuancheng Boluotai Post  Left side of the Town
       Office Branch          Government                       400
-----------------------------------------------------------------------------------------------------------------------
28   Chengde Public Traffic   Chengde Lamasery
       Police Detachment                                       556
-----------------------------------------------------------------------------------------------------------------------
48   Gaositai Base Station    Gaositai Town                    180
-----------------------------------------------------------------------------------------------------------------------
49   Shangbancheng Base       Shangbancheng Town
       Station                                                 180
-----------------------------------------------------------------------------------------------------------------------
50   Dashimiao Base Station   Dashimiao Town                   180
-----------------------------------------------------------------------------------------------------------------------
51   Nanyingzi Base Station   Nanyingzi Town                   180
-----------------------------------------------------------------------------------------------------------------------
52   Kuancheng Town Base      Kuancheng Town
       Station                                                 180
-----------------------------------------------------------------------------------------------------------------------
53   Chengde Town Base        Chengde Town
       Station                                                 180
-----------------------------------------------------------------------------------------------------------------------
54   Chengde Water Company    Feng Ying Zi shan,
       Base Station           Chengde City                   222.2
-----------------------------------------------------------------------------------------------------------------------
55   Chengde Water Company    An RMB Miao Hou
       Base Station           Shan, Chengde  City            222.2
-----------------------------------------------------------------------------------------------------------------------
     Total
-----------------------------------------------------------------------------------------------------------------------

3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication
Company Handan Branch                                                Appraisal Base date: June 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Leased      Time of      Lease Term
                                                                         Floorage  Completion of     _Year
                                                                Number   (Square    the Building  _Month_Year_          Rent/year
No.  Name of Building        Detailed Address       Structure  of Story  meters)      (mm/yy)        Month        Rent     RMB


-----------------------------------------------------------------------------------------------------------------------------------
2    Zhong Hua Road          Middle part of Zhong    Frame        1           80       1992                      38400   38400.00
     Sales Office            Hua Street
-----------------------------------------------------------------------------------------------------------------------------------
                             Lower Levels of
3    No.91 Building Fu He    No.91 Building Fu He    Brick/       1          200       1991                      72000   72000.00
     Street                  Street                 Concrete
-----------------------------------------------------------------------------------------------------------------------------------
4    Meng Lin Sales Office   East part of Ren Min    Brick/       1          414       1995                     300000  300000.00
                             Road                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
                             Cross of Zhong Xing
5    Wu An Sales Office      Road and Ta Nan         Brick/       1          200       1998                      45000   45000.00
                             Road                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
7    Ci Xian Sales Office    65 Jian She Street      Brick/       1          100       1999                      20000   20000.00
                                                    Concrete
-----------------------------------------------------------------------------------------------------------------------------------
8    Guang Ping Sales        East part of Ren Min    Brick/       1          110       1998                      25440   25440.00
     Office                  Road                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
12   Fei Xiang Sales Office  West part of Jian She   Brick/       1          150       1998                      36000   36000.00
                             Street                 Concrete
-----------------------------------------------------------------------------------------------------------------------------------
14   Feng Feng Sales         20 Feng Feng Fu Lin     Frame        2           82                                 32800   32800.00
     Office                  Street
-----------------------------------------------------------------------------------------------------------------------------------
                             Ming Xing Road,
15   Yong Nian Sales Office  Minguan Town, Yong      Brick/       1           37                                 14800   14800.00
                             Nian                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
16   Guan Tao Sales Office                                                  42.9                                  2574    2574.00
-----------------------------------------------------------------------------------------------------------------------------------
     Total                                                                1415.9                                587014     587014
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Handan Branch                                                                                      Unit: RMB
--------------------------------------------------------------------------------------------------------------------

                                                                       Leasing       Lessor's Ownership
                                                    Rent/Square meter  Contract         Documentation
No.  Name of Building        Detailed Address       -----------------    (X)     --------------------------  Remarks
                                                       (RMB/year)                Building
                                                                                   Title   Land Use  Others
--------------------------------------------------------------------------------------------------------------------
2    Zhong Hua Road          Middle part of Zhong         480.00
     Sales Office            Hua Street
--------------------------------------------------------------------------------------------------------------------
                             Lower Levels of
3    No.91 Building Fu He    No.91 Building Fu He         360.00
     Street                  Street
--------------------------------------------------------------------------------------------------------------------
4    Meng Lin Sales Office   East part of Ren Min         724.64
                             Road
--------------------------------------------------------------------------------------------------------------------
                             Cross of Zhong Xing
5    Wu An Sales Office      Road and Ta Nan              225.00
                             Road
--------------------------------------------------------------------------------------------------------------------
7    Ci Xian Sales Office    65 Jian She Street           200.00

--------------------------------------------------------------------------------------------------------------------
8    Guang Ping Sales        East part of Ren Min         231.27
     Office                  Road
--------------------------------------------------------------------------------------------------------------------
12   Fei Xiang Sales Office  West part of Jian She        240.00
                             Street
--------------------------------------------------------------------------------------------------------------------
14   Feng Feng Sales         20 Feng Feng Fu Lin          400.00
     Office                  Street
--------------------------------------------------------------------------------------------------------------------
                             Ming Xing Road,
15   Yong Nian Sales Office  Minguan Town, Yong           400.00
                             Nian
--------------------------------------------------------------------------------------------------------------------
16   Guan Tao Sales Office                                 60.00
--------------------------------------------------------------------------------------------------------------------
     Total                                                414.59
--------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

       3) Please fill in the "Remarks" if  necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE

Name of the Property Owner: Hebei Mobile Communication
Company Handan Branch                                                                  Appraisal Base date:  June 30th, 2000
-------------------------------------------------------------------------------------------------------------------------------
                                                                               Leased      Time of      Lease Term
                                                                              Floorage  Completion of     _Year
                                                                     Number   (Square   the Building   _Month_Year_
No.  Name of Building            Detailed Address        Structure  of Story   meters)    (mm/yy)         Month         Rent


-------------------------------------------------------------------------------------------------------------------------------

     Small Four-Story
 1   Building of the Industrial  Ren Min Road              Brick/      1-4      2000      May-00                       700000
     and Commercial Bank of                               Concrete
     China
-------------------------------------------------------------------------------------------------------------------------------
     Construction Bank of
 2   China Guang Ming            Guang Ming Road           Brick/       5        600        1996                        50000
     Office Building                                      Concrete
-------------------------------------------------------------------------------------------------------------------------------
 3   Feng Feng Office            Inside the Post Office    Brick/       1        450        1996                        27000
     Building                                             Concrete
-------------------------------------------------------------------------------------------------------------------------------
 4   She Town Sales Office                                                    390.28                                    23417
-------------------------------------------------------------------------------------------------------------------------------
 5   Wei Town Sales Office                                                       290                                    17400
-------------------------------------------------------------------------------------------------------------------------------
 6   Ci Town Sales Office                                                     537.42                                  32245.2
-------------------------------------------------------------------------------------------------------------------------------
 7   Fei Town Sales Office                                                       184                                    11040
-------------------------------------------------------------------------------------------------------------------------------
 8   Qiu Town Sales Office                                                       260                                    15600
-------------------------------------------------------------------------------------------------------------------------------
 9   Guan Tao Sales Office                                                    282.59                                  16955.4
-------------------------------------------------------------------------------------------------------------------------------
10   Qu Zhou Sales Office                                                     375.36                                  22521.6
-------------------------------------------------------------------------------------------------------------------------------
12   Wu An Sales Office                                                          240                                    14400
-------------------------------------------------------------------------------------------------------------------------------
13   Cheng An Sales Office                                                    483.23                                  28993.3
-------------------------------------------------------------------------------------------------------------------------------
     Total                                                                    6092.88                                959572.3
-------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Handan Branch                                                                                                      Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Leasing        Lessor's Ownership
                                                         Rent/year  Rent/Square meter  Contract         Documentation
No.  Name of Building            Detailed Address           RMB     -----------------    (X)     --------------------------  Remarks
                                                                       (RMB/year)                Building
                                                                                                  Title    Land Use  Others
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Inclu-
     Small Four-Story                                                                                                         ding
 1   Building of the Industrial  Ren Min Road           700000.00       350.00                                                 the
     and Commercial Bank of                                                                                                   Sales
     China                                                                                                                    Office
------------------------------------------------------------------------------------------------------------------------------------
     Construction Bank of
 2   China Guang Ming            Guang Ming Road         50000.00        83.33
     Office Building
------------------------------------------------------------------------------------------------------------------------------------
 3   Feng Feng Office            Inside the Post Office  27000.00        60.00
     Building
------------------------------------------------------------------------------------------------------------------------------------
 4   She Town Sales Office                               23416.80        60.00
------------------------------------------------------------------------------------------------------------------------------------
 5   Wei Town Sales Office                               17400.00        60.00
------------------------------------------------------------------------------------------------------------------------------------
 6   Ci Town Sales Office                                32245.20        60.00
------------------------------------------------------------------------------------------------------------------------------------
 7   Fei Town Sales Office                               11040.00        60.00
------------------------------------------------------------------------------------------------------------------------------------
 8   Qiu Town Sales Office                               15600.00        60.00
------------------------------------------------------------------------------------------------------------------------------------
 9   Guan Tao Sales Office                               16955.40        60.00
------------------------------------------------------------------------------------------------------------------------------------
10   Qu Zhou Sales Office                                22521.60        60.00
------------------------------------------------------------------------------------------------------------------------------------
12   Wu An Sales Office                                  14400.00        60.00
------------------------------------------------------------------------------------------------------------------------------------
13   Cheng An Sales Office                               28993.30        60.00
------------------------------------------------------------------------------------------------------------------------------------
     Total                                               959572.3       157.49
------------------------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication Company Handan
Branch                                                                                    Appraisal Base date: June 30th, 2000
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Leased      Time of       Lease Term
                                                                                        Floorage  Completion of       _Year
                                                                               Number   (Square    the Building   _Month_Year_
No.  Name of Building             Detailed Address                 Structure  of Story   meters)     (mm/yy)          Month


-------------------------------------------------------------------------------------------------------------------------------
3    Ma Tou Branch Station        Ma Tou Zhong Street, Handan       Brick/       1         25
                                  City                             Concrete
-------------------------------------------------------------------------------------------------------------------------------
4    Zhong Mei Department         Tie Xi part of Lian Fang          Brick/       6         18
     69 Base Station              Road, Handan City                Concrete
-------------------------------------------------------------------------------------------------------------------------------
5    City No.1 Metal Base         Middle part of Zhu He Road,       Brick/       6         40
     Station                      Handan City                      Concrete
-------------------------------------------------------------------------------------------------------------------------------
6    Handan University Base       East part of Zhu He Road,         Brick/       6      20.15
     Station                      Handan City                      Concrete
-------------------------------------------------------------------------------------------------------------------------------
7    No.1 Automobile Plant        West part of Zhu He Road,         Brick/       6         25
     Base Station                 Handan City                      Concrete
-------------------------------------------------------------------------------------------------------------------------------
     Base Station of No.2         Bai Jia Cun Living Area,
8    Recreation Center of         Handan Iron and Steel Plant,      Brick/       4         15
     Handan Iron and Steel Plant  Handan City                      Concrete
-------------------------------------------------------------------------------------------------------------------------------
9    RMB Lin Hotel Base           Fu Yang Qiao, Ling RMB            Brick/       1      14.85
     Station                      Road, Handan City                Concrete
-------------------------------------------------------------------------------------------------------------------------------
10   Base Station of the Guest    Middle part of Ling RMB           Brick/       4         20
     House of Grain Bureau        Road, Handan City                Concrete
-------------------------------------------------------------------------------------------------------------------------------
11   Hydrological Team Base       Fu Xi Qiao, Handan City           Brick/       1         70
     Station                                                       Concrete
-------------------------------------------------------------------------------------------------------------------------------
12   Hu Cun Base Station          Inside Hu Cun, Huang Liang        Brick/       1         15
                                  Meng, Handan City                Concrete
-------------------------------------------------------------------------------------------------------------------------------
13   Textile Research center      Fu Gang Road, Handan City         Brick/       5         17
     Base Station                                                  Concrete
-------------------------------------------------------------------------------------------------------------------------------
14   Qi Yun Company Base          Yu Xin Bei Street, Handan         Brick/       6         14
     Station                      City                             Concrete
-------------------------------------------------------------------------------------------------------------------------------
15   Handan Iron and Steel        Inside the Steel Plant, Handan    Brick/       4         12
     Plant Base Station           City                             Concrete
-------------------------------------------------------------------------------------------------------------------------------
16   No.2 Color Textile Base      Middle part of Ling RMB           Brick/       1         20
     Station                      Road, Handan City                Concrete
-------------------------------------------------------------------------------------------------------------------------------
17   Agricultural Bureau Base     Cross of Ren Min Road and         Brick/       7         20
     Station                      Ling Xi Street, Handan City      Concrete
-------------------------------------------------------------------------------------------------------------------------------
18   Wang Lang Base Station       Fu Xing Cinema, Handan City       Brick/       1         20
                                                                   Concrete
-------------------------------------------------------------------------------------------------------------------------------
19   Chu Nong Ban Base            Guang Ming Nan Street,            Brick/       1         40

Name of the Property Owner: Hebei Mobile Communication Company Handan
Branch
-------------------------------------------------------------------------------------------------------------------

                                                                                                         Leasing
                                                                           Rent/year  Rent/Square meter  Contract
No.  Name of Building             Detailed Address                 Rent       RMB     -----------------    (X)
                                                                                         (RMB/year)

-------------------------------------------------------------------------------------------------------------------
3    Ma Tou Branch Station        Ma Tou Zhong Street, Handan         600    600.00             24.00
                                  City
-------------------------------------------------------------------------------------------------------------------
4    Zhong Mei Department         Tie Xi part of Lian Fang           6000   6000.00            333.33
     69 Base Station              Road, Handan City
-------------------------------------------------------------------------------------------------------------------
5    City No.1 Metal Base         Middle part of Zhu He Road,        7200   7200.00            180.00
     Station                      Handan City
-------------------------------------------------------------------------------------------------------------------
6    Handan University Base       East part of Zhu He Road,          2400   2400.00            119.11
     Station                      Handan City
-------------------------------------------------------------------------------------------------------------------
7    No.1 Automobile Plant        West part of Zhu He Road,         10200  10200.00            408.00
     Base Station                 Handan City
-------------------------------------------------------------------------------------------------------------------
     Base Station of No.2         Bai Jia Cun Living Area,
8    Recreation Center of         Handan Iron and Steel Plant,      12000  12000.00            800.00
     Handan Iron and Steel Plant  Handan City
-------------------------------------------------------------------------------------------------------------------
9    RMB Lin Hotel Base           Fu Yang Qiao, Ling RMB             3600   3600.00            242.42
     Station                      Road, Handan City
-------------------------------------------------------------------------------------------------------------------
10   Base Station of the Guest    Middle part of Ling RMB             400    400.00             20.00
     House of Grain Bureau        Road, Handan City
-------------------------------------------------------------------------------------------------------------------
11   Hydrological Team Base       Fu Xi Qiao, Handan City           25000  25000.00            357.14
     Station
-------------------------------------------------------------------------------------------------------------------
12   Hu Cun Base Station          Inside Hu Cun, Huang Liang         3600   3600.00            240.00
                                  Meng, Handan City
-------------------------------------------------------------------------------------------------------------------
13   Textile Research center      Fu Gang Road, Handan City          5000   5000.00            294.12
     Base Station
-------------------------------------------------------------------------------------------------------------------
14   Qi Yun Company Base          Yu Xin Bei Street, Handan          4200   4200.00            300.00
     Station                      City
-------------------------------------------------------------------------------------------------------------------
15   Handan Iron and Steel        Inside the Steel Plant, Handan     2400   2400.00            200.00
     Plant Base Station           City
-------------------------------------------------------------------------------------------------------------------
16   No.2 Color Textile Base      Middle part of Ling RMB            7200   7200.00            360.00
     Station                      Road, Handan City
-------------------------------------------------------------------------------------------------------------------
17   Agricultural Bureau Base     Cross of Ren Min Road and          9600   9600.00            480.00
     Station                      Ling Xi Street, Handan City
-------------------------------------------------------------------------------------------------------------------
18   Wang Lang Base Station       Fu Xing Cinema, Handan City        6000   6000.00            300.00

-------------------------------------------------------------------------------------------------------------------
19   Chu Nong Ban Base            Guang Ming Nan Street,            30000  30000.00            750.00

Name of the Property Owner: Hebei Mobile Communication Company Handan
Branch                                                                                         Unit: RMB
--------------------------------------------------------------------------------------------------------

                                                                        Lessor's Ownership
                                                                          Documentation
No.  Name of Building             Detailed Address                   --------------------------  Remarks
                                                                     Building
                                                                       Title   Land Use  Others
--------------------------------------------------------------------------------------------------------
3    Ma Tou Branch Station        Ma Tou Zhong Street, Handan
                                  City
--------------------------------------------------------------------------------------------------------
4    Zhong Mei Department         Tie Xi part of Lian Fang
     69 Base Station              Road, Handan City
--------------------------------------------------------------------------------------------------------
5    City No.1 Metal Base         Middle part of Zhu He Road,
     Station                      Handan City
--------------------------------------------------------------------------------------------------------
6    Handan University Base       East part of Zhu He Road,
     Station                      Handan City
--------------------------------------------------------------------------------------------------------
7    No.1 Automobile Plant        West part of Zhu He Road,
     Base Station                 Handan City
--------------------------------------------------------------------------------------------------------
     Base Station of No.2         Bai Jia Cun Living Area,
8    Recreation Center of         Handan Iron and Steel Plant,
     Handan Iron and Steel Plant  Handan City
--------------------------------------------------------------------------------------------------------
9    RMB Lin Hotel Base           Fu Yang Qiao, Ling RMB
     Station                      Road, Handan City
--------------------------------------------------------------------------------------------------------
10   Base Station of the Guest    Middle part of Ling RMB
     House of Grain Bureau        Road, Handan City
--------------------------------------------------------------------------------------------------------
11   Hydrological Team Base       Fu Xi Qiao, Handan City
     Station
--------------------------------------------------------------------------------------------------------
12   Hu Cun Base Station          Inside Hu Cun, Huang Liang
                                  Meng, Handan City
--------------------------------------------------------------------------------------------------------
13   Textile Research center      Fu Gang Road, Handan City
     Base Station
--------------------------------------------------------------------------------------------------------
14   Qi Yun Company Base          Yu Xin Bei Street, Handan
     Station                      City
--------------------------------------------------------------------------------------------------------
15   Handan Iron and Steel        Inside the Steel Plant, Handan
     Plant Base Station           City
--------------------------------------------------------------------------------------------------------
16   No.2 Color Textile Base      Middle part of Ling RMB
     Station                      Road, Handan City
--------------------------------------------------------------------------------------------------------
17   Agricultural Bureau Base     Cross of Ren Min Road and
     Station                      Ling Xi Street, Handan City
--------------------------------------------------------------------------------------------------------
18   Wang Lang Base Station       Fu Xing Cinema, Handan City

--------------------------------------------------------------------------------------------------------
19   Chu Nong Ban Base            Guang Ming Nan Street,

     Station                      Handan City                      Concrete
--------------------------------------------------------------------------------------------------------------------------------
20   Tie San Ju Base Station      Zhan Bei Road, Handan City        Brick/       4         17
                                                                   Concrete
--------------------------------------------------------------------------------------------------------------------------------
21   Dian Da Base Station         Zhong Hua Road, Handan            Brick/       5         19
                                  City                             Concrete
--------------------------------------------------------------------------------------------------------------------------------
22   Town Base Station            Xi Jun Shi Bao, Handan City       Brick/       1         20
                                                                   Concrete
--------------------------------------------------------------------------------------------------------------------------------
23   City People's Congress       East part of Ren Min Road,        Brick/       6         20
                                  Handan City                      Concrete
--------------------------------------------------------------------------------------------------------------------------------
24   Er Fang Ji                   Lian Fang Road, Handan City       Brick/       1         24
                                                                   Concrete
--------------------------------------------------------------------------------------------------------------------------------
25   119 Team Base Station        Fu Dong Road, Handan City         Brick/       1         18
                                                                   Concrete
--------------------------------------------------------------------------------------------------------------------------------
26   Ren Bao Base Station         Fu Xi Road, Handan City           Brick/       1         20
                                                                   Concrete
--------------------------------------------------------------------------------------------------------------------------------
27   Qianguozhuang Base           Morth of Han Wu Road,             Brick/       1         20
     Station                      Handan City                      Concrete
--------------------------------------------------------------------------------------------------------------------------------
28   City Government Base         Middle part of Zhong Hua          Brick/       1         18
     Station                      Road, Handan City                Concrete
--------------------------------------------------------------------------------------------------------------------------------
29   Kuang RMB Base Station       Xue RMB Road, Handan City         Brick/       1         18
                                                                   Concrete
--------------------------------------------------------------------------------------------------------------------------------
30   Zhong Ji Chang Base          Han Da Road, Handan City          Brick/       1         30
     Station                                                       Concrete
--------------------------------------------------------------------------------------------------------------------------------
31   State Tax Bureau Base        Cong Tai Road, Handan City        Brick/       15        30
     Station                                                       Concrete
--------------------------------------------------------------------------------------------------------------------------------
32   Microwave Station Base       He Ping Dong Road, Handan         Brick/       1      37.45
     Station                      City                             Concrete
--------------------------------------------------------------------------------------------------------------------------------
33   Sheng Li Street Base         Sheng Li Street, Handan City      Brick/       4         12
     Station                                                       Concrete
--------------------------------------------------------------------------------------------------------------------------------
34   No.1 Geological Prospecting  107 National Highway,             Brick/       1
     Team Base Station            Handan City                      Concrete
--------------------------------------------------------------------------------------------------------------------------------
35   Fang Chan Hotel Base         Ling Xi Street, Handan City       Brick/       7         12
     Station                                                       Concrete
--------------------------------------------------------------------------------------------------------------------------------
36   Feng Hua Steel Rolling       Inside Xi Da Tun Village,         Brick/       1         10
     Mill Base Station            Handan City                      Concrete
--------------------------------------------------------------------------------------------------------------------------------
37   Gan Town Supply and          East of Nong Lin Road,            Brick/       5         20
     Marketing Cooperative        Handan City                      Concrete
--------------------------------------------------------------------------------------------------------------------------------
38   Labour Bureau Base           Middle part of Cong Tai           Brick/       6         15
     Station                      Road, Handan City                Concrete
--------------------------------------------------------------------------------------------------------------------------------
39   Daizhao Base Station         309 National Highway,             Brick/       1         15
                                  Handan City                      Concrete
--------------------------------------------------------------------------------------------------------------------------------
40   Post Office Building Base    North of the Train Station, Yu    Brick/       1         16
     Station                      Xin Street, Handan City          Concrete
--------------------------------------------------------------------------------------------------------------------------------

     Station                      Handan City
-------------------------------------------------------------------------------------------------------------------
20   Tie San Ju Base Station      Zhan Bei Road, Handan City         6000   6000.00            352.94

-------------------------------------------------------------------------------------------------------------------
21   Dian Da Base Station         Zhong Hua Road, Handan             6960   6960.00            366.32
                                  City
-------------------------------------------------------------------------------------------------------------------
22   Town Base Station            Xi Jun Shi Bao, Handan City        7200   7200.00            360.00

-------------------------------------------------------------------------------------------------------------------
23   City People's Congress       East part of Ren Min Road,         7200   7200.00            360.00
                                  Handan City
-------------------------------------------------------------------------------------------------------------------
24   Er Fang Ji                   Lian Fang Road, Handan City        5000   5000.00            208.33

-------------------------------------------------------------------------------------------------------------------
25   119 Team Base Station        Fu Dong Road, Handan City          6000   6000.00            333.33

-------------------------------------------------------------------------------------------------------------------
26   Ren Bao Base Station         Fu Xi Road, Handan City            7200   7200.00            360.00

-------------------------------------------------------------------------------------------------------------------
27   Qianguozhuang Base           Morth of Han Wu Road,              8000   8000.00            400.00
     Station                      Handan City
-------------------------------------------------------------------------------------------------------------------
28   City Government Base         Middle part of Zhong Hua           2400   2400.00            133.33
     Station                      Road, Handan City
-------------------------------------------------------------------------------------------------------------------
29   Kuang RMB Base Station       Xue RMB Road, Handan City           750    750.00             41.67

-------------------------------------------------------------------------------------------------------------------
30   Zhong Ji Chang Base          Han Da Road, Handan City           6000   6000.00            200.00
     Station
-------------------------------------------------------------------------------------------------------------------
31   State Tax Bureau Base        Cong Tai Road, Handan City         9600   9600.00            320.00
     Station
-------------------------------------------------------------------------------------------------------------------
32   Microwave Station Base       He Ping Dong Road, Handan          8988   8988.00            240.00
     Station                      City
-------------------------------------------------------------------------------------------------------------------
33   Sheng Li Street Base         Sheng Li Street, Handan City       9000   9000.00            750.00
     Station
-------------------------------------------------------------------------------------------------------------------
34   No.1 Geological Prospecting  107 National Highway,              1000   1000.00
     Team Base Station            Handan City
-------------------------------------------------------------------------------------------------------------------
35   Fang Chan Hotel Base         Ling Xi Street, Handan City        6000   6000.00            500.00
     Station
-------------------------------------------------------------------------------------------------------------------
36   Feng Hua Steel Rolling       Inside Xi Da Tun Village,          7200   7200.00            720.00
     Mill Base Station            Handan City
-------------------------------------------------------------------------------------------------------------------
37   Gan Town Supply and          East of Nong Lin Road,            12000  12000.00            600.00
     Marketing Cooperative        Handan City
-------------------------------------------------------------------------------------------------------------------
38   Labour Bureau Base           Middle part of Cong Tai            9600   9600.00            640.00
     Station                      Road, Handan City
-------------------------------------------------------------------------------------------------------------------
39   Daizhao Base Station         309 National Highway,              4500   4500.00            300.00
                                  Handan City
-------------------------------------------------------------------------------------------------------------------
40   Post Office Building Base    North of the Train Station, Yu     1152   1152.00             72.00
     Station                      Xin Street, Handan City
-------------------------------------------------------------------------------------------------------------------

     Station                      Handan City
-------------------------------------------------------------------------------------------------------------
20   Tie San Ju Base Station      Zhan Bei Road, Handan City

-------------------------------------------------------------------------------------------------------------
21   Dian Da Base Station         Zhong Hua Road, Handan
                                  City
-------------------------------------------------------------------------------------------------------------
22   Town Base Station            Xi Jun Shi Bao, Handan City

-------------------------------------------------------------------------------------------------------------
23   City People's Congress       East part of Ren Min Road,
                                  Handan City
-------------------------------------------------------------------------------------------------------------
24   Er Fang Ji                   Lian Fang Road, Handan City

-------------------------------------------------------------------------------------------------------------
25   119 Team Base Station        Fu Dong Road, Handan City

-------------------------------------------------------------------------------------------------------------
26   Ren Bao Base Station         Fu Xi Road, Handan City

-------------------------------------------------------------------------------------------------------------
27   Qianguozhuang Base           Morth of Han Wu Road,
     Station                      Handan City
-------------------------------------------------------------------------------------------------------------
28   City Government Base         Middle part of Zhong Hua
     Station                      Road, Handan City
-------------------------------------------------------------------------------------------------------------
29   Kuang RMB Base Station       Xue RMB Road, Handan City

-------------------------------------------------------------------------------------------------------------
30   Zhong Ji Chang Base          Han Da Road, Handan City
     Station
-------------------------------------------------------------------------------------------------------------
31   State Tax Bureau Base        Cong Tai Road, Handan City
     Station
-------------------------------------------------------------------------------------------------------------
32   Microwave Station Base       He Ping Dong Road, Handan
     Station                      City
-------------------------------------------------------------------------------------------------------------
33   Sheng Li Street Base         Sheng Li Street, Handan City
     Station
-------------------------------------------------------------------------------------------------------------
34   No.1 Geological Prospecting  107 National Highway,
     Team Base Station            Handan City
-------------------------------------------------------------------------------------------------------------
35   Fang Chan Hotel Base         Ling Xi Street, Handan City
     Station
-------------------------------------------------------------------------------------------------------------
36   Feng Hua Steel Rolling       Inside Xi Da Tun Village,
     Mill Base Station            Handan City
-------------------------------------------------------------------------------------------------------------
37   Gan Town Supply and          East of Nong Lin Road,
     Marketing Cooperative        Handan City
-------------------------------------------------------------------------------------------------------------
38   Labour Bureau Base           Middle part of Cong Tai
     Station                      Road, Handan City
-------------------------------------------------------------------------------------------------------------
39   Daizhao Base Station         309 National Highway,
                                  Handan City
-------------------------------------------------------------------------------------------------------------
40   Post Office Building Base    North of the Train Station, Yu
     Station                      Xin Street, Handan City
-------------------------------------------------------------------------------------------------------------

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

-------------------------------------------------------------------------------------------------------------------------------
Name of the Property Owner: Hebei Mobile Communication Company Handan
Branch                                                                                     Appraisal Base date: June 30th, 2000
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Leased      Time of      Lease Term
                                                                                        Floorage  Completion of     _Year
                                                                               Number   (Square    the Building  _Month_Year_
No.  Name of Building               Detailed Address               Structure  of Story   meters)     (mm/yy)        Month



-------------------------------------------------------------------------------------------------------------------------------
41   Lin Cun Branch Base            East of 57 Iron Plant, Hegou    Brick/       1           8
     Station                        Village, Handan Town           Concrete
-------------------------------------------------------------------------------------------------------------------------------
42   Shang Bi Branch Base           South of Han-Lin Road,          Brick/       1          10
     Station                        Handan Town                    Concrete
-------------------------------------------------------------------------------------------------------------------------------
43   Lin Cun Post Office            Hesha Village, Handan Town      Brick/       1          60
     Branch Base Station                                           Concrete
-------------------------------------------------------------------------------------------------------------------------------
44   Shang Bi Post Office          Jian She Street, Handan City     Brick/       1          15
     Base Station                                                  Concrete
-------------------------------------------------------------------------------------------------------------------------------
45   Hesha Town Post Office         Huangliangmeng Branch,          Brick/       1          15
     Branch Base Station            Handan City                    Concrete
-------------------------------------------------------------------------------------------------------------------------------
46   Fu Dong Post Office Base       East of Xue Chi Road,           Brick/       1          12
     Station                        Handan City                    Concrete
-------------------------------------------------------------------------------------------------------------------------------
47   Zhong Hua Road Post            52 Zhong Hua Bei Street         Brick/       1          20
     Office Base Station                                           Concrete
-------------------------------------------------------------------------------------------------------------------------------
49   RMB Da Base Station            Ren Min Road, Handan City       Brick/       1           9
                                                                   Concrete
-------------------------------------------------------------------------------------------------------------------------------
50   Guang Ming Road Post           42 Guang Ming Bei Street        Frame        7      538.63
     Office Base Station
-------------------------------------------------------------------------------------------------------------------------------
51   Town kangzhuang Village        Kangzhuang Village              Brick/       1          15
     Base Station                   Government, Handan Town        Concrete
-------------------------------------------------------------------------------------------------------------------------------
52   Mini Station, Waiting          Handan Train Station            Frame        1
     Room, Train Station
-------------------------------------------------------------------------------------------------------------------------------
53   Zhi Fang Station, Tie Lu       Middle part of Han-Ma 107       Frame        1
     Apartment                      National Highway
-------------------------------------------------------------------------------------------------------------------------------
56   Zhanghedian Base Station       Zhanghedian Town,               Brick/       1           2
                                    Cheng'an                       Concrete
-------------------------------------------------------------------------------------------------------------------------------
57   Cheng'an Base Station          Lijiatong Town Government,      Brick/       1        71.5
                                    Cheng'an                       Concrete
-------------------------------------------------------------------------------------------------------------------------------
63   Yongnian Post Office Base      Mingguan town, Yongnian         Brick/       1       16.17
     Station                                                       Concrete
-------------------------------------------------------------------------------------------------------------------------------
64   Dabeiwang Base Station         Dabeiwang Town, Yongnian        Brick/       1        13.5
                                                                   Concrete
-------------------------------------------------------------------------------------------------------------------------------
65   Nanyancun Base Station         Nanyanxun Town, Yongnian        Brick/       1         6.3
                                                                   Concrete
-------------------------------------------------------------------------------------------------------------------------------
66   Yongnian Zhengxi Base Station  Zhengxi Village, Yongnian       Brick/       1           6
                                                                   Concrete
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Name of the Property Owner: Hebei Mobile Communication Company Handan
Branch
-------------------------------------------------------------------------------------------------------------------

                                                                                                         Leasing
                                                                           Rent/year  Rent/Square meter  Contract
No.  Name of Building               Detailed Address                 Rent     RMB     -----------------     (X)
                                                                                          (RMB/year)


-------------------------------------------------------------------------------------------------------------------
41   Lin Cun Branch Base            East of 57 Iron Plant, Hegou      192    192.00        24.00
     Station                        Village, Handan Town
-------------------------------------------------------------------------------------------------------------------
42   Shang Bi Branch Base           South of Han-Lin Road,            240    240.00        24.00
     Station                        Handan Town
-------------------------------------------------------------------------------------------------------------------
43   Lin Cun Post Office            Hesha Village, Handan Town       1440   1440.00        24.00
     Branch Base Station
-------------------------------------------------------------------------------------------------------------------
44   Shang Bi Post Office           Jian She Street, Handan City     1080   1080.00        72.00
     Base Station
-------------------------------------------------------------------------------------------------------------------
45   Hesha Town Post Office         Huangliangmeng Branch,            360    360.00        24.00
     Branch Base Station            Handan City
-------------------------------------------------------------------------------------------------------------------
46   Fu Dong Post Office Base       East of Xue Chi Road,             864    864.00        72.00
     Station                        Handan City
-------------------------------------------------------------------------------------------------------------------
47   Zhong Hua Road Post            52 Zhong Hua Bei Street          1440   1440.00        72.00
     Office Base Station
-------------------------------------------------------------------------------------------------------------------
49   RMB Da Base Station            Ren Min Road, Handan City        1200   1200.00       133.33

-------------------------------------------------------------------------------------------------------------------
50   Guang Ming Road Post           42 Guang Ming Bei Street        45244  45244.00        84.00
     Office Base Station
-------------------------------------------------------------------------------------------------------------------
51   Town kangzhuang Village        Kangzhuang Village               1200   1200.00        80.00
     Base Station                   Government, Handan Town
-------------------------------------------------------------------------------------------------------------------
52   Mini Station, Waiting          Handan Train Station             1500   1500.00
     Room, Train Station
-------------------------------------------------------------------------------------------------------------------
53   Zhi Fang Station, Tie Lu       Middle part of Han-Ma 107        1200   1200.00
     Apartment                      National Highway
-------------------------------------------------------------------------------------------------------------------
56   Zhanghedian Base Station       Zhanghedian Town,                  48        48        24.00
                                    Cheng'an
-------------------------------------------------------------------------------------------------------------------
57   Cheng'an Base Station          Lijiatong Town Government,       3600   3600.00        50.35
                                    Cheng'an
-------------------------------------------------------------------------------------------------------------------
63   Yongnian Post Office Base      Mingguan town, Yongnian        776.16    776.16        48.00
     Station
-------------------------------------------------------------------------------------------------------------------
64   Dabeiwang Base Station         Dabeiwang Town, Yongnian          324    324.00        24.00

-------------------------------------------------------------------------------------------------------------------
65   Nanyancun Base Station         Nanyanxun Town, Yongnian        151.2    151.20        24.00

-------------------------------------------------------------------------------------------------------------------
66   Yongnian Zhengxi Base Station  Zhengxi Village, Yongnian        1200   1200.00       200.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Name of the Property Owner: Hebei Mobile Communication Company Handan
Branch                                                                                        Unit: RMB
-------------------------------------------------------------------------------------------------------

                                                                       Lessor's Ownership
                                                                         Documentation
No.  Name of Building               Detailed Address                --------------------------  Remarks
                                                                    Building
                                                                      Title   Land Use  Others
-------------------------------------------------------------------------------------------------------
41   Lin Cun Branch Base            East of 57 Iron Plant, Hegou
     Station                        Village, Handan Town
-------------------------------------------------------------------------------------------------------
42   Shang Bi Branch Base           South of Han-Lin Road,
     Station                        Handan Town
-------------------------------------------------------------------------------------------------------
43   Lin Cun Branch Base            Hesha Village, Handan Town
     Station
-------------------------------------------------------------------------------------------------------
44   Shang Bi Base Station          Jian She Street, Handan City

-------------------------------------------------------------------------------------------------------
45   Hesha Town Post Office         Huangliangmeng Branch,
     Branch Base Station            Handan City
-------------------------------------------------------------------------------------------------------
46   Fu Dong Post Office Base       East of Xue Chi Road,
     Station                        Handan City
-------------------------------------------------------------------------------------------------------
47   Zhong Hua Road Post            52 Zhong Hua Bei Street
     Office Base Station
-------------------------------------------------------------------------------------------------------
49   RMB Da Base Station            Ren Min Road, Handan City

-------------------------------------------------------------------------------------------------------
50   Guang Ming Road Post           42 Guang Ming Bei Street
     Office Base Station
-------------------------------------------------------------------------------------------------------
51   Town kangzhuang Village        Kangzhuang Village
     Base Station                   Government, Handan Town
-------------------------------------------------------------------------------------------------------
52   Mini Station, Waiting          Handan Train Station
     Room, Train Station
-------------------------------------------------------------------------------------------------------
53   Zhi Fang Station, Tie Lu       Middle part of Han-Ma 107
     Apartment                      National Highway
-------------------------------------------------------------------------------------------------------
56   Zhanghedian Base Station       Zhanghedian Town,
                                    Cheng'an
-------------------------------------------------------------------------------------------------------
57   Cheng'an Base Station          Lijiatong Town Government,
                                    Cheng'an
-------------------------------------------------------------------------------------------------------
63   Yongnian Post Office Base      Mingguan town, Yongnian
     Station
-------------------------------------------------------------------------------------------------------
64   Dabeiwang Base Station         Dabeiwang Town, Yongnian

-------------------------------------------------------------------------------------------------------
65   Nanyancun Base Station         Nanyanxun Town, Yongnian

-------------------------------------------------------------------------------------------------------
66   Yongnian Zhengxi Base Station  Zhengxi Village, Yongnian
-------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
67   Yongnian Dongyangzhuang        Dongyangzhuang Village,         Brick/       1        17.6
     Base Station                   Yongnian                       Concrete
---------------------------------------------------------------------------------------------------------------------------------
68   Yongnian Ruzuo Base            Ruzuo, Yongnian                 Brick/       1          15
     Station                                                       Concrete
---------------------------------------------------------------------------------------------------------------------------------
69   Qiu Town Base Station          North of Xincheng Street,       Brick/       1          10
                                    Qiu Town                       Concrete
---------------------------------------------------------------------------------------------------------------------------------
70   Qiucheng Base Station          East of Qiu Guang Road, Qiu     Brick/       1          18
                                    Town                           Concrete
---------------------------------------------------------------------------------------------------------------------------------
71   Guchengying Base Station       West of Qiu Wei Road, Qiu       Brick/       1          15
                                    Town                           Concrete
---------------------------------------------------------------------------------------------------------------------------------
72   Liangerzhuang Base Station     South of Han-Lin Road, Qiu      Brick/       1          10
                                    Town                           Concrete
---------------------------------------------------------------------------------------------------------------------------------
73   Zhangzhanglu Base Station      West of Qiu Wei Road, Qiu       Brick/       1
                                    Town                           Concrete
---------------------------------------------------------------------------------------------------------------------------------
76   Chengou Base Station           Chengou Town, Linzhang          Brick/       1           9
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
77   LiuRMB Base Station            LiuRMB Town, Linzhang           Brick/       1          15
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
78   Nandongfang Base Station       Nan Dong Fang, Linzhang         Brick/       1          14
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
79   Linzhang Nankaihe Base         Huangkaihe Village,             Brick/       1                                              3
     Station                        Linzhang                       Concrete
---------------------------------------------------------------------------------------------------------------------------------
80   Qiantun Base Station           Qiantun Village, Linzhang       Brick/       1
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
81   Suntao Base Station            Suntao Village, Linzhang        Brick/       1
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
82   Xiwen Base Station             Xiwen Town, Linzhang            Brick/       1
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
83   Xiaozhai Base Station          East side of Xiaozhai Town      Brick/       1           2
                                    Government, Jize               Concrete
---------------------------------------------------------------------------------------------------------------------------------
84   Dianshang Zhi Fang Station     Dianshangxiang, Jize            Brick/       1
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
85   Shuangta Base Station          Shuangta Town, Jize             Brick/       1           2
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
86   Caozhuang Base Station         Caozhuang Town                  Brick/       1          20
                                    Government, Jize               Concrete
---------------------------------------------------------------------------------------------------------------------------------
87   Kangercheng Base Station       Kangcheng Village, Wuan         Brick/       2          10
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
88   Wuan Hejin Base Station        Hejin Village, Wuan             Brick/       1          15
                                                                   Concrete
---------------------------------------------------------------------------------------------------------------------------------
89   Wuan Paihuai Base Station      Xiazheng Village, Paihuai       Brick/       1       7.875
                                    Town, Wuan                     Concrete
---------------------------------------------------------------------------------------------------------------------------------
90   Wuan Datong Base Station       Datong Village, Wuan            Brick/       1        10.5
                                                                   Concrete

------------------------------------------------------------------------------------------------------------------
67   Yongnian Dongyangzhuang        Dongyangzhuang Village,         1200   1200.00        68.18
     Base Station                   Yongnian
------------------------------------------------------------------------------------------------------------------
68   Yongnian Ruzuo Base            Ruzuo, Yongnian                 1200   1200.00        80.00
     Station
------------------------------------------------------------------------------------------------------------------
69   Qiu Town Base Station          North of Xincheng Street,        600    600.00        60.00
                                    Qiu Town
------------------------------------------------------------------------------------------------------------------
70   Qiucheng Base Station          East of Qiu Guang Road, Qiu      648    648.00        36.00
                                    Town
------------------------------------------------------------------------------------------------------------------
71   Guchengying Base Station       West of Qiu Wei Road, Qiu        540    540.00        36.00
                                    Town
------------------------------------------------------------------------------------------------------------------
72   Liangerzhuang Base Station     South of Han-Lin Road, Qiu       240    240.00        24.00
                                    Town
------------------------------------------------------------------------------------------------------------------
73   Zhangzhanglu Base Station      West of Qiu Wei Road, Qiu       1200   1200.00
                                    Town
------------------------------------------------------------------------------------------------------------------
76   Chengou Base Station           Chengou Town, Linzhang           216    216.00        24.00

------------------------------------------------------------------------------------------------------------------
77   LiuRMB Base Station            LiuRMB Town, Linzhang            360    360.00        24.00

------------------------------------------------------------------------------------------------------------------
78   Nandongfang Base Station       Nan Dong Fang, Linzhang          348    348.00        24.86

------------------------------------------------------------------------------------------------------------------
79   Linzhang Nankaihe Base         Huangkaihe Village,            35000  35000.00
     Station                        Linzhang
------------------------------------------------------------------------------------------------------------------
80   Qiantun Base Station           Qiantun Village, Linzhang       1500   1500.00

------------------------------------------------------------------------------------------------------------------
81   Suntao Base Station            Suntao Village, Linzhang        1500   1500.00

------------------------------------------------------------------------------------------------------------------
82   Xiwen Base Station             Xiwen Town, Linzhang            1500   1500.00

------------------------------------------------------------------------------------------------------------------
83   Xiaozhai Base Station          East side of Xiaozhai Town        48     48.00        24.00
                                    Government, Jize
------------------------------------------------------------------------------------------------------------------
84   Dianshang Zhi Fang Station     Dianshangxiang, Jize            1200   1200.00

------------------------------------------------------------------------------------------------------------------
85   Shuangta Base Station          Shuangta Town, Jize              300    300.00        150.00

------------------------------------------------------------------------------------------------------------------
86   Caozhuang Base Station         Caozhuang Town                  1200   1200.00        60.00
                                    Government, Jize
------------------------------------------------------------------------------------------------------------------
87   Kangercheng Base Station       Kangcheng Village, Wuan          240    240.00        24.00

------------------------------------------------------------------------------------------------------------------
88   Wuan Hejin Base Station        Hejin Village, Wuan              360    360.00        24.00

------------------------------------------------------------------------------------------------------------------
89   Wuan Paihuai Base Station      Xiazheng Village, Paihuai        189    189.00        24.00
                                    Town, Wuan
------------------------------------------------------------------------------------------------------------------
90   Wuan Datong Base Station       Datong Village, Wuan             252    252.00        24.00

-------------------------------------------------------------------------------------------------------
67   Yongnian Dongyangzhuang        Dongyangzhuang Village,
     Base Station                   Yongnian
-------------------------------------------------------------------------------------------------------
68   Yongnian Ruzuo Base            Ruzuo, Yongnian
     Station
-------------------------------------------------------------------------------------------------------
69   Qiu Town Base Station          North of Xincheng Street,
                                    Qiu Town
-------------------------------------------------------------------------------------------------------
70   Qiucheng Base Station          East of Qiu Guang Road, Qiu
                                    Town
-------------------------------------------------------------------------------------------------------
71   Guchengying Base Station       West of Qiu Wei Road, Qiu
                                    Town
-------------------------------------------------------------------------------------------------------
72   Liangerzhuang Base Station     South of Han-Lin Road, Qiu
                                    Town
-------------------------------------------------------------------------------------------------------
73   Zhangzhanglu Base Station      West of Qiu Wei Road, Qiu
                                    Town
-------------------------------------------------------------------------------------------------------
76   Chengou Base Station           Chengou Town, Linzhang

-------------------------------------------------------------------------------------------------------
77   LiuRMB Base Station            LiuRMB Town, Linzhang

-------------------------------------------------------------------------------------------------------
78   Nandongfang Base Station       Nan Dong Fang, Linzhang

-------------------------------------------------------------------------------------------------------
79   Linzhang Nankaihe Base         Huangkaihe Village,
     Station                        Linzhang
-------------------------------------------------------------------------------------------------------
80   Qiantun Base Station           Qiantun Village, Linzhang

-------------------------------------------------------------------------------------------------------
81   Suntao Base Station            Suntao Village, Linzhang

-------------------------------------------------------------------------------------------------------
82   Xiwen Base Station             Xiwen Town, Linzhang

-------------------------------------------------------------------------------------------------------
83   Xiaozhai Base Station          East side of Xiaozhai Town
                                    Government, Jize
-------------------------------------------------------------------------------------------------------
84   Dianshang Zhi Fang Station     Dianshangxiang, Jize

-------------------------------------------------------------------------------------------------------
85   Shuangta Base Station          Shuangta Town, Jize

-------------------------------------------------------------------------------------------------------
86   Caozhuang Base Station         Caozhuang Town
                                    Government, Jize
-------------------------------------------------------------------------------------------------------
87   Kangercheng Base Station       Kangcheng Village, Wuan

-------------------------------------------------------------------------------------------------------
88   Wuan Hejin Base Station        Hejin Village, Wuan

-------------------------------------------------------------------------------------------------------
89   Wuan Paihuai Base Station      Xiazheng Village, Paihuai
                                    Town, Wuan
-------------------------------------------------------------------------------------------------------
90   Wuan Datong Base Station       Datong Village, Wuan



Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Handan Branch                                                           Appraisal Base date: June 30th, 2000    Unit: RMB
                                                                       Leased      Time of       Lease Term
                                                                      Floorage  Completion of       _Year
                                                             Number   (Square   the Building    _Month_Year_          Rent/year
No.  Name of Building      Detailed Address      Structure  of Story   meters)     (mm/yy)          Month     Rent       RMB

 ---------------------------------------------------------------------------------------------------------------------------------
 91  Wuan Base Station     Cheng Guan Nan         Brick/         1        10                                     480    480.00
                           Street, Wuan City     Concrete
---------------------------------------------------------------------------------------------------------------------------------
                           Hezhao Village,
 96  Hezhao Base           Sizhuang Town,         Brick/         1        15                                    1500   1500.00
     Station               Wuan City             Concrete
---------------------------------------------------------------------------------------------------------------------------------
 97  Beianle Base          Beianle Village,       Brick/         1        10                                    1300   1300.00
     Station               Wuan City             Concrete
---------------------------------------------------------------------------------------------------------------------------------
                           Yehe Village,
 98  Shucun Town           Shucun Town,           Brick/         1       4.2                                     500    500.00
     Base Station          Wuan City             Concrete
---------------------------------------------------------------------------------------------------------------------------------
                           Shidong Village
 99  Wuan Shidong          Government,            Brick/         1     4.812                                     500    500.00
     Town Base Station     Wuan City             Concrete
---------------------------------------------------------------------------------------------------------------------------------
100  Wuan Yangyi Base      Yangyi Village,        Brick/         1      8.61                                     600    600.00
     Station               Wuan City             Concrete
---------------------------------------------------------------------------------------------------------------------------------
101  Wuan Zhaodian         Zhaodian Village,      Brick/         1       3.3                                     300    300.00
     Base Station          Wuan City             Concrete
---------------------------------------------------------------------------------------------------------------------------------
                           Huaihegou
102  Wuan Kuangshan        Village, Wuan          Brick/         1     14.04                                    1500   1500.00
     Base Station          City                  Concrete
---------------------------------------------------------------------------------------------------------------------------------
104  Beinie Base           Beinie Village,        Brick/         1      8.67                                  208.08    208.08
     Station               Wei Town              Concrete
---------------------------------------------------------------------------------------------------------------------------------
105  Chewang Base          Chewang Village,       Brick/         1       8.7                                  208.80    208.80
     Station               Wei Town              Concrete
---------------------------------------------------------------------------------------------------------------------------------
106  Shuangjing Base       Shuangjing             Brick/         1     18.98                                  455.52    455.52
     Station               Village, Wei Town     Concrete
---------------------------------------------------------------------------------------------------------------------------------
     Wei Town Mazi
109  Village Base          Mayu Village, Wei      Brick/         1        36                                    2000   2000.00
     Station               Town                  Concrete
---------------------------------------------------------------------------------------------------------------------------------
     Wei Town              Shakouji Village
110  Shakouji Base         Government, Wei        Brick/         1        20                                    1600   1600.00
     Station               Town                  Concrete
---------------------------------------------------------------------------------------------------------------------------------
     Wei Town
111  Yehuguai  Village     Yehuguai Village,      Brick/         1        18                                    1500   1500.00
     Base Station          Wei Town               Concrete

Name of the Property Owner: Hebei Mobile Communication
Company Handan Branch
                                                                     Leasing       Lessor's Ownership
                                                 Rent/Square meter   Contract        Documentation
No.  Name of Building      Detailed Address      -----------------     (X)     --------------------------  Remarks
                                                    (RMB/year)                 Building
                                                                                 Title   Land Use  Others
------------------------------------------------------------------------------------------------------------------
 91  Wuan Base Station     Cheng Guan Nan             48.00
                           Street, Wuan City
------------------------------------------------------------------------------------------------------------------
                           Hezhao Village,
 96  Hezhao Base           Sizhuang Town,            100.00
     Station               Wuan City
------------------------------------------------------------------------------------------------------------------
 97  Beianle Base          Beianle Village,          130.00
     Station               Wuan City
------------------------------------------------------------------------------------------------------------------
                           Yehe Village,
 98  Shucun Town           Shucun Town,              119.05
     Base Station          Wuan City
------------------------------------------------------------------------------------------------------------------
                           Shidong Village
 99  Wuan Shidong          Government,               103.91
     Town Base Station     Wuan City
------------------------------------------------------------------------------------------------------------------
100  Wuan Yangyi Base      Yangyi Village,            69.69
     Station               Wuan City
------------------------------------------------------------------------------------------------------------------
101  Wuan Zhaodian         Zhaodian Village,          90.91
     Base Station          Wuan City
------------------------------------------------------------------------------------------------------------------
                           Huaihegou
102  Wuan Kuangshan        Village, Wuan             106.84
     Base Station          City
------------------------------------------------------------------------------------------------------------------
104  Beinie Base           Beinie Village,            24.00
     Station               Wei Town
------------------------------------------------------------------------------------------------------------------
105  Chewang Base          Chewang Village,           24.00
     Station               Wei Town
------------------------------------------------------------------------------------------------------------------
106  Shuangjing Base       Shuangjing                 24.00
     Station               Village, Wei Town
------------------------------------------------------------------------------------------------------------------
     Wei Town Mazi
109  Village Base          Mayu Village, Wei          55.56
     Station               Town
------------------------------------------------------------------------------------------------------------------
     Wei Town              Shakouji Village
110  Shakouji Base         Government, Wei            80.00
     Station               Town
------------------------------------------------------------------------------------------------------------------
     Wei Town
111  Yehuguai  Village     Yehuguai Village,          83.33
     Base Station          Wei Town

     Wei Town Bokou
112  Village Base          Bo Kou Middle          Brick/         1        38                                    2000   2000.00
     Station               School, Wei Town      Concrete
---------------------------------------------------------------------------------------------------------------------------------
     Wei Town Bianma       Bianma Village
113  Village Base          Government, Wei        Brick/         1        20                                    1600   1600.00
     Station               Town                  Concrete
---------------------------------------------------------------------------------------------------------------------------------
114  Henanding Base        Qu Wei Road,           Brick/         1       5.4                                   129.6    129.60
     Station               Quzhou                Concrete
---------------------------------------------------------------------------------------------------------------------------------
117  Quzhou Houcun         Houcun Town,           Brick/         1      16.5                                     800    800.00
     Base Station          Quzhou                Concrete
---------------------------------------------------------------------------------------------------------------------------------
118  Quzhou Tianding       Tianding Village,      Brick/         1     12.21                                    1200   1200.00
                           She Town              Concrete
---------------------------------------------------------------------------------------------------------------------------------
119  Jingdian Base         Jingdian, She          Brick/         1         3                                      72     72.00
     Station               Town                  Concrete
---------------------------------------------------------------------------------------------------------------------------------
120  Guxin Base            Guxin, She Town        Brick/         1         3                                      72     72.00
     Station                                     Concrete
---------------------------------------------------------------------------------------------------------------------------------
121  Xida Base Station     Xida, She Town         Brick/         1         3                                      72     72.00
                                                 Concrete
---------------------------------------------------------------------------------------------------------------------------------
124  She Town Tianjin      Tianjin Iron Plant,    Brick/         1        10                                    1000   1000.00
     Iron Plant            She Town              Concrete
---------------------------------------------------------------------------------------------------------------------------------
     She Town
127  Agricultural Bank     She Town               Brick/         1        10                                    1000   1000.00
     Base Station          Agricultural Bank     Concrete
---------------------------------------------------------------------------------------------------------------------------------
128  Weidong Base          East of Guantao        Brick/         1     14.55                                   349.2    349.20
     Station               Government            Concrete
---------------------------------------------------------------------------------------------------------------------------------
                           South of Grain
129  Fangzhai Base         Storehouse,            Brick/         1      5.98                                  143.52    143.52
     Station               Guantao               Concrete
---------------------------------------------------------------------------------------------------------------------------------
                           West part of Tao
130  Sales Office Base     Shan Street,           Brick/         1        20                                    1200   1200.00
     Station               Guantao               Concrete
---------------------------------------------------------------------------------------------------------------------------------
132  Mine Post Office      20 Fu Lin Street,      Brick/         1        16                                     384    384.00
     Base Station          Fengfeng              Concrete
                           Level 2 Taian
---------------------------------------------------------------------------------------------------------------------------------
     Taian Post Office     Telecommunication      Brick/
133  Base Station          Bureau,               Concrete        1        22                                     528    528.00
                           Fengfeng
---------------------------------------------------------------------------------------------------------------------------------
     Yanting Post
134  Office Base           Yanting Village,       Brick/         1        32                                     768    768.00
     Station               Fengfeng              Concrete
---------------------------------------------------------------------------------------------------------------------------------
135  Hecun Post Office     Hecun Town,            Brick/         1         9                                     216    216.00
     Base Station          Fengfeng              Concrete
---------------------------------------------------------------------------------------------------------------------------------
     Pengcheng
138  Telecommunication     Peng Chang Cross,      Brick/         4        35                                    1260   1260.00
                           Fengfeng              Concrete

     Base Station          Wei Town
---------------------------------------------------------------------------------------------------------------------------------
     Wei Town Bokou
112  Village Base          Bo Kou Middle          52.63
     Station               School, Wei Town
---------------------------------------------------------------------------------------------------------------------------------
     Wei Town Bianma       Bianma Village
113  Village Base          Government, Wei        80.00
     Station               Town
---------------------------------------------------------------------------------------------------------------------------------
114  Henanding Base        Qu Wei Road,           24.00
     Station               Quzhou
---------------------------------------------------------------------------------------------------------------------------------
117  Quzhou Houcun         Houcun Town,           48.48
     Base Station          Quzhou
---------------------------------------------------------------------------------------------------------------------------------
118  Quzhou Tianding       Tianding Village,      98.28
                           She Town
---------------------------------------------------------------------------------------------------------------------------------
119  Jingdian Base         Jingdian, She          24.00
     Station               Town
---------------------------------------------------------------------------------------------------------------------------------
120  Guxin Base            Guxin, She Town        24.00
     Station
---------------------------------------------------------------------------------------------------------------------------------
121  Xida Base Station     Xida, She Town         24.00
---------------------------------------------------------------------------------------------------------------------------------
124  She Town Tianjin      Tianjin Iron Plant,   100.00
     Iron Plant            She Town
---------------------------------------------------------------------------------------------------------------------------------
     She Town
127  Agricultural Bank     She Town              100.00
     Base Station          Agricultural Bank
---------------------------------------------------------------------------------------------------------------------------------
128  Weidong Base          East of Guantao        24.00
     Station               Government
---------------------------------------------------------------------------------------------------------------------------------
                           South of Grain
129  Fangzhai Base         Storehouse,            24.00
     Station               Guantao
---------------------------------------------------------------------------------------------------------------------------------
                           West part of Tao
130  Sales Office Base     Shan Street,           60.00
     Station               Guantao
---------------------------------------------------------------------------------------------------------------------------------
132  Mine Post Office      20 Fu Lin Street,      24.00
     Base Station          Fengfeng
---------------------------------------------------------------------------------------------------------------------------------
                           Level 2 Taian
     Taian Post Office     Telecommunication
133  Base Station          Bureau,                24.00
                           Fengfeng
---------------------------------------------------------------------------------------------------------------------------------
     Yanting Post
134  Office Base           Yanting Village,       24.00
     Station               Fengfeng
---------------------------------------------------------------------------------------------------------------------------------
135  Hecun Post Office     Hecun Town,            24.00
     Base Station          Fengfeng
---------------------------------------------------------------------------------------------------------------------------------
     Pengcheng
138  Telecommunication     Peng Chang Cross,      36.00
                           Fengfeng

     Bureau Base Station
---------------------------------------------------------------------------------------------------------------------------------
     Dayu Toan
139  Government Base       Beidayu Village,       Brick/         1        12                                    1200   1200.00
     Station               Feng Feng             Concrete
---------------------------------------------------------------------------------------------------------------------------------
143  Pinggudian Base       Pinggudian,            Brick/         2     22.78                                  546.72    546.72
     Station               Guangping             Concrete
---------------------------------------------------------------------------------------------------------------------------------
144  Yangsonggu Base       Yangsonggu             Brick/         1        15                                    1500   1500.00
     Station               Clinic, Guangping     Concrete
---------------------------------------------------------------------------------------------------------------------------------
147  Wandi Base            Wandi Town,            Brick/         1        10                                     240    240.00
     Station               Daming                Concrete
---------------------------------------------------------------------------------------------------------------------------------
                           East of 106
     Jintan Town Base      National Highway,      Brick/
148  Station               Jintan Town,          Concrete        1        10                                     240    240.00
                           Daming
---------------------------------------------------------------------------------------------------------------------------------
                           Yangqiao Village,
149  Yangqiao Base         Yangqiao Town,         Brick/         1        10                                     240    240.00
     Station               Daming                Concrete
---------------------------------------------------------------------------------------------------------------------------------
150  Shuguan Base          Shuguan Bei            Brick/         1        10                                     240    240.00
     Station               Guan, Daming          Concrete
---------------------------------------------------------------------------------------------------------------------------------
151  Longwangmiao          Longwangmiao           Brick/         1        10                                     240    240.00
     Base Station          Town, Daming          Concrete

     Bureau Base Station
---------------------------------------------------------------------------------------------------------------------------------
     Dayu Toan
139  Government Base       Beidayu Village,      100.00
     Station               Feng Feng
---------------------------------------------------------------------------------------------------------------------------------
143  Pinggudian Base       Pinggudian,            24.00
     Station               Guangping
---------------------------------------------------------------------------------------------------------------------------------
144  Yangsonggu Base       Yangsonggu            100.00
     Station               Clinic, Guangping
---------------------------------------------------------------------------------------------------------------------------------
147  Wandi Base            Wandi Town,            24.00
     Station               Daming
---------------------------------------------------------------------------------------------------------------------------------
                           East of 106
     Jintan Town Base      National Highway,
148  Station               Jintan Town,           24.00
                           Daming
---------------------------------------------------------------------------------------------------------------------------------
                           Yangqiao Village,
149  Yangqiao Base         Yangqiao Town,         24.00
     Station               Daming
---------------------------------------------------------------------------------------------------------------------------------
150  Shuguan Base          Shuguan Bei            24.00
     Station               Guan, Daming
---------------------------------------------------------------------------------------------------------------------------------
151  Longwangmiao          Longwangmiao           24.00
     Base Station          Town, Daming

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Handan Branch                                                         Appraisal Base date:  June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                     Leased      Time of      Lease Term
                                                                    Floorage  Completion of     _Year
                                                          Number    (Square   the Building   _Month_Year_              Rent/year
No.  Name of Building    Detailed Address     Structure  of Story    meters)      (mm/yy)        Month        Rent        RMB


----------------------------------------------------------------------------------------------------------------------------------
154  Luyin Base          Xiluzhuang Village,   Brick/        1            18                                   2127.6    2127.60
     Station             Feixiang             Concrete
----------------------------------------------------------------------------------------------------------------------------------
155  Tiantaishan Base    Tiantaishan Post      Brick/        1          7.84                                  1881.16    1881.16
     Station             Office, Feixiang     Concrete
----------------------------------------------------------------------------------------------------------------------------------
     Ci Town
164  Yuecheng Base       Yuecheng, Ci Town     Brick/        1          9.81                                   235.44     235.44
     Station                                  Concrete
----------------------------------------------------------------------------------------------------------------------------------
165  Guantai Base        Guan Tai Er Street,   Brick/        1          9.12                                   218.88     218.88
     Station             Ci Town              Concrete
----------------------------------------------------------------------------------------------------------------------------------
166  Baitu Base          Baitu Village, Ci     Brick/        1          8.25                                      198     198.00
     Station             Town                 Concrete
----------------------------------------------------------------------------------------------------------------------------------
     Ci Town Guanlu
167  Village Grain       Qugou Village, Ci     Brick/        1          1.18                                      150     150.00
     Store Base Station  Town                 Concrete
----------------------------------------------------------------------------------------------------------------------------------
     Ci Town
     Huaguanying         Huaguanying, Ci       Brick/
168  Grain Store Base    Town                 Concrete       1            21                                     1200    1200.00
     Station
----------------------------------------------------------------------------------------------------------------------------------
173  Architectual        Handan City           Brick/                     15                                     3000    3000.00
     Institution                              Concrete
----------------------------------------------------------------------------------------------------------------------------------
174  Xijunshibao                               Brick/                     48                                     9600    9600.00
                                              Concrete
----------------------------------------------------------------------------------------------------------------------------------
175  Wuan Xihuan         Wuan Xi Huan          Brick/                     10                                      240     240.00
     Base Station                             Concrete
----------------------------------------------------------------------------------------------------------------------------------
     Fengfeng
     Niuerzhuang Post    Niuerzhuang,          Brick/
176  Office Base         Fengfeng             Concrete                    16                                      384     384.00
     Station
----------------------------------------------------------------------------------------------------------------------------------
     Guantao Sales
177  Office Base                               Brick/                     20                                     1200    1200.00
     Station                                  Concrete
----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Handan Branch                                                                            Unit: RMB
----------------------------------------------------------------------------------------------------------

                                                Rent/Square  Leasing       Lessor's Ownership
                                                   meter     Contract        Documentation
No.  Name of Building    Detailed Address       ----------     (X)     --------------------------  Remarks
                                                (RMB/year)             Building
                                                                        Title    Land Use  Others
----------------------------------------------------------------------------------------------------------
154  Luyin Base          Xiluzhuang Village,      118.20
     Station             Feixiang
----------------------------------------------------------------------------------------------------------
155  Tiantaishan Base    Tiantaishan Post         239.94
     Station             Office, Feixiang
----------------------------------------------------------------------------------------------------------
     Ci Town
164  Yuecheng Base       Yuecheng, Ci Town         24.00
     Station
----------------------------------------------------------------------------------------------------------
165  Guantai Base        Guan Tai Er Street,       24.00
     Station             Ci Town
----------------------------------------------------------------------------------------------------------
166  Baitu Base          Baitu Village, Ci         24.00
     Station             Town
----------------------------------------------------------------------------------------------------------
     Ci Town Guanlu
167  Village Grain       Qugou Village, Ci        127.12
     Store Base Station  Town
----------------------------------------------------------------------------------------------------------
     Ci Town
     Huaguanying         Huaguanying, Ci
168  Grain Store Base    Town                      57.14
     Station
----------------------------------------------------------------------------------------------------------
173  Architectual        Handan City              200.00
     Institution
----------------------------------------------------------------------------------------------------------
174  Xijunshibao                                  200.00

----------------------------------------------------------------------------------------------------------
175  Wuan Xihuan         Wuan Xi Huan              24.00
     Base Station
----------------------------------------------------------------------------------------------------------
     Fengfeng
     Niuerzhuang Post    Niuerzhuang,
176  Office Base         Fengfeng                  24.00
     Station
----------------------------------------------------------------------------------------------------------
     Guantao Sales
177  Office Base                                   60.00
     Station
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
178  Nan Huan Ji Fang
     Lou Shang Ta                              Brick/                     20                                     1680    1680.00
                                              Concrete
----------------------------------------------------------------------------------------------------------------------------------
179  Guang Ming                                Brick/                     60                                     5040    5040.00
     Road Base Station                        Concrete
----------------------------------------------------------------------------------------------------------------------------------
     Guang Ming
180  Road Exchange                             Brick/                 538.64                                    45244   45244.00
     Machine Room                             Concrete
----------------------------------------------------------------------------------------------------------------------------------
     Nan Huan
181  Exchange                                  Brick/                  235.9                                  19815.6   19815.60
     Machine Room                             Concrete
----------------------------------------------------------------------------------------------------------------------------------
182  Quzhou Old Sales                          Brick/                   32.4                                     1944    1944.00
     Office                                   Concrete
----------------------------------------------------------------------------------------------------------------------------------
183  Daming Machine                            Brick/                     27                                     1620    1620.00
     Room                                     Concrete
----------------------------------------------------------------------------------------------------------------------------------
     Total                                                           3460.39                                 ########  504722.48
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
178  Nan Huan Ji Fang
     Lou Shang Ta                                84.00

--------------------------------------------------------------------------------------------------------
179  Guang Ming                                  84.00
     Road Base Station
--------------------------------------------------------------------------------------------------------
     Guang Ming
180  Road Exchange                               84.00
     Machine Room
--------------------------------------------------------------------------------------------------------
     Nan Huan
181  Exchange                                    84.00
     Machine Room
--------------------------------------------------------------------------------------------------------
182  Quzhou Old Sales                            60.00
     Office
--------------------------------------------------------------------------------------------------------
183  Daming Machine                              60.00
     Room
--------------------------------------------------------------------------------------------------------
     Total                                      145.86
--------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication Company
Tangshan Branch                                                                           Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Leased      Time of      Lease Term
                                                                                      Floorage  Completion of     _Year
                                                                     Number            (Square    the Building  _Month_Year_
 No.  Name of Building          Detailed Address      Structure     of Story           meters)      (mm/yy)        Month       Rent


------------------------------------------------------------------------------------------------------------------------------------
####  Feng Run Mobile Sales     Cao Xue Qin Dong        Frame    One Level of the       400                                    12850
      Office                    Street                                 Six
------------------------------------------------------------------------------------------------------------------------------------
####  Zunhua Office Building    Wen Bai Road, Zunhua    Frame           1               660                                    60000
------------------------------------------------------------------------------------------------------------------------------------
####  Zunhua Construction Bank  Wen Hua Road, Zunhua    Brick/          1                64                                    25000
      Sales Office                                     Concrete
------------------------------------------------------------------------------------------------------------------------------------
####  Gangyao Kaiping Sales     Xin Cheng Road,         Frame    The Two Floors Both    110                                    14000
      Office                    Kaiping                                Be used
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.1   Level 1 101 Lu Bei      Frame           1               130                                    60000
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.8   Level 1 102 Lu Bei      Frame           1               130                                    60000
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.7   Level 1 103 Lu Bei      Frame           1               130                                    35000
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.6   Level 1 104 Lu Bei      Frame           1               130                                    35000
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.5   Level 1 105 Lu Bei      Frame           1               130                                    35000
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.4   Level 1 106 Lu Bei      Frame           1               130                                    35000
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.3   Level 1 107 Lu Bei      Frame           1               130                                    35000
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  Tangshan No.2 Middle      54 Fu Xing Road,        Brick/          1               200                                    70000
      School                    Lunan District         Concrete
------------------------------------------------------------------------------------------------------------------------------------
####  Guest House of Tangshan   57 Sheng Li Road,       Brick/          2               300                                   100000
      Qing Ji Factory           Lunan District         Concrete
------------------------------------------------------------------------------------------------------------------------------------
####  Qian'an Town Nanguan      Nanguan Village,        Frame           4               300                                    38000
      Village Committee         Qian'an
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                            2944                                   614850
------------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication Company
Tangshan Branch                                                                                                            Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Leasing       Lessor's Ownership
                                                         Rent/year  Rent/Square meter  Contract        Documentation
 No.  Name of Building          Detailed Address           RMB      -----------------    (X)     --------------------------  Remarks
                                                                      (RMB/year)                 Building
                                                                                                  Title    Land Use  Others
------------------------------------------------------------------------------------------------------------------------------------
####  Feng Run Mobile Sales     Cao Xue Qin Dong         12850          32.13
      Office                    Street
------------------------------------------------------------------------------------------------------------------------------------
####  Zunhua Office Building    Wen Bai Road, Zunhua     60000          90.91
------------------------------------------------------------------------------------------------------------------------------------
####  Zunhua Construction Bank  Wen Hua Road, Zunhua     25000         390.63
      Sales Office
------------------------------------------------------------------------------------------------------------------------------------
####  Gangyao Kaiping Sales     Xin Cheng Road,          14000         127.27
      Office                    Kaiping
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.1   Level 1 101 Lu Bei       60000         461.54
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.8   Level 1 102 Lu Bei       60000         461.54
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.7   Level 1 103 Lu Bei       35000         269.23
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.6   Level 1 104 Lu Bei       35000         269.23
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.5   Level 1 105 Lu Bei       35000         269.23
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.4   Level 1 106 Lu Bei       35000         269.23
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  City Zhanggezhuang No.3   Level 1 107 Lu Bei       35000         269.23
      Business Building         Xiang Fu Li Zeng
------------------------------------------------------------------------------------------------------------------------------------
####  Tangshan No.2 Middle      54 Fu Xing Road,         70000         350.00
      School                    Lunan District
------------------------------------------------------------------------------------------------------------------------------------
####  Guest House of Tangshan   57 Sheng Li Road,       100000         333.33
      Qing Ji Factory           Lunan District
------------------------------------------------------------------------------------------------------------------------------------
####  Qian'an Town Nanguan      Nanguan Village,         38000         126.67
      Village Committee         Qian'an
------------------------------------------------------------------------------------------------------------------------------------
      Total                                             614850
------------------------------------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE

Name of the Property Owner: Hebei Mobile Communication
Company Tangshan Branch                                                                       Appraisal Base date: June 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Time of
                                                                                                Leased   Completion   Lease Term
 No.   Name of Building              Detailed Address                 Structure     Number     Floorage   of the        _Year
                                                                                   of Story    (Square    Building   _Month_Year_
                                                                                                meters)   (mm/yy)       Month

----------------------------------------------------------------------------------------------------------------------------------
  1    Leting Sales Office           Former Xi Street Industrial and   Brick/    Two of the        699
                                     Commercial Bank                  Concrete   Three Levels
----------------------------------------------------------------------------------------------------------------------------------
#REF!  Feng Nan 816 Office Building  Feng Nan Wai Huan Road            Frame          6         212.84

----------------------------------------------------------------------------------------------------------------------------------
       Total                                                                                    911.84
----------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Tangshan Branch
--------------------------------------------------------------------------------------------------------------------------


 No.   Name of Building              Detailed Address                     Rent    Rent/year  Rent/Square meter  Leasing
                                                                                    RMB      -----------------  Contract
                                                                                                (RMB/year)        (X)

--------------------------------------------------------------------------------------------------------------------------
  1    Leting Sales Office           Former Xi Street Industrial and       65000   65000           92.99
                                     Commercial Bank
--------------------------------------------------------------------------------------------------------------------------
#REF!  Feng Nan 816 Office Building  Feng Nan Wai Huan Road             43973.03   43973          206.60

--------------------------------------------------------------------------------------------------------------------------
       Total                                                           108973.03  108973        299.5913
--------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Tangshan Branch                                                                           Unit: RMB
-----------------------------------------------------------------------------------------------------------

                                                                        Lessor's Ownership
 No.   Name of Building              Detailed Address                     Documentation             Remarks
                                                                        --------------------------
                                                                        Building
                                                                         Title    Land Use  Others
-----------------------------------------------------------------------------------------------------------
  1    Leting Sales Office           Former Xi Street Industrial and
                                     Commercial Bank
-----------------------------------------------------------------------------------------------------------
#REF!  Feng Nan 816 Office Building  Feng Nan Wai Huan Road

-----------------------------------------------------------------------------------------------------------
       Total
-----------------------------------------------------------------------------------------------------------

Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Tangshan Branch                                                           Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Leased      Time of      Lease Term
                                                                             Floorage  Completion of     _Year
                                                                   Number     (Square   the Building  _Month_Year_         Rent/year
No.   Name of Building        Detailed Address         Structure  of Story    meters)     (mm/yy)        Month       Rent     RMB


------------------------------------------------------------------------------------------------------------------------------------
   1  Tangshan Kai Luan      Top of the Experiment       Frame       Top         4                                  28000    28000
      No.1 Middle School     Building
------------------------------------------------------------------------------------------------------------------------------------
      Tangshan Kailuan
   2  Mining Affairs Bureau  Mining Affairs Bureau       Frame        1         20                                  12000    12000
      Information Centre     Information Center
------------------------------------------------------------------------------------------------------------------------------------
   3  Tanshan City Sports    Top of the Multi-           Frame       Top         4                                  12000    12000
      Center                 purpose Gym.
------------------------------------------------------------------------------------------------------------------------------------
      Tangshan Banbidian
   4  Iron and Steel Group   Inside the group            Frame        1         25                                  12000    12000
      Company                Company
------------------------------------------------------------------------------------------------------------------------------------
   5  Tangshan Planning      Top of the Su Di Branch     Frame        6         25                                  14000    14000
      Committee              Building
------------------------------------------------------------------------------------------------------------------------------------
   6  Tangshan Traffic       Traffic Control Center      Frame        5         18                                  20000    20000
      Police Detachment
------------------------------------------------------------------------------------------------------------------------------------
   7  Tangshan Hotel         Room 1101                   Frame        11        15                                  29000    29000
------------------------------------------------------------------------------------------------------------------------------------
   8  Tangshan Jing Tang     Level 8                     Frame        8         15                                  22000    22000
      Hotel
------------------------------------------------------------------------------------------------------------------------------------
   9  Tang Gang Hotel        Top of the Building         Frame       Top        15                                  20000    20000
------------------------------------------------------------------------------------------------------------------------------------
  10  City Metal Material    Level 6 Office Building     Frame        6         20                                  24000    24000
      Company
------------------------------------------------------------------------------------------------------------------------------------
      City Architectual
      Material Industry      Guest House of the
  11  Supply and Marketing   Company                     Frame        3         18                                  12000    12000
      Company
------------------------------------------------------------------------------------------------------------------------------------
  12  Tangshan City Da       Top of Office Building      Steel/       2         15                                  11000    11000
      Cheng Shan Park                                   Concrete
------------------------------------------------------------------------------------------------------------------------------------
  13  Tangshan Nuzhizhai     Inside Liangtun Village     Steel/       1         15                                  72000    72000
      Town Government                                   Concrete
------------------------------------------------------------------------------------------------------------------------------------

  14  City Majiagou          Elevator Room at the        Frame       Top        10                                  19988    19988
      Department Store       top
------------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication
Company Tangshan Branch                                                                                              Unit: RMB
------------------------------------------------------------------------------------------------------------------------------

                                                                            Leasing       Lessor's Ownership
                                                         Rent/Square meter  Contract         Documentation
No.   Name of Building        Detailed Address           -----------------    (X)     --------------------------     Remarks
                                                             (RMB/year)               Building
                                                                                        Title   Land Use  Others
------------------------------------------------------------------------------------------------------------------------------
   1  Tangshan Kai Luan      Top of the Experiment            7000.000
      No.1 Middle School     Building
------------------------------------------------------------------------------------------------------------------------------
      Tangshan Kailuan
   2  Mining Affairs Bureau  Mining Affairs Bureau              600.00
      Information Centre     Information Center
------------------------------------------------------------------------------------------------------------------------------
   3  Tanshan City Sports    Top of the Multi-                 3000.00
      Center                 purpose Gym.
------------------------------------------------------------------------------------------------------------------------------
      Tangshan Banbidian
   4  Iron and Steel Group   Inside the group                   480.00
      Company                Company
------------------------------------------------------------------------------------------------------------------------------
   5  Tangshan Planning      Top of the Su Di Branch            560.00
      Committee              Building
------------------------------------------------------------------------------------------------------------------------------
   6  Tangshan Traffic       Traffic Control Center            1111.11
      Police Detachment
------------------------------------------------------------------------------------------------------------------------------
   7  Tangshan Hotel         Room 1101                         1933.33
------------------------------------------------------------------------------------------------------------------------------
   8  Tangshan Jing Tang     Level 8                           1466.67
      Hotel
------------------------------------------------------------------------------------------------------------------------------
   9  Tang Gang Hotel        Top of the Building               1333.33
------------------------------------------------------------------------------------------------------------------------------
  10  City Metal Material    Level 6 Office Building           1200.00
      Company
------------------------------------------------------------------------------------------------------------------------------
      City Architectual
      Material Industry      Guest House of the
  11  Supply and Marketing   Company                            666.67
      Company
------------------------------------------------------------------------------------------------------------------------------
  12  Tangshan City Da       Top of Office Building             733.33
      Cheng Shan Park
------------------------------------------------------------------------------------------------------------------------------
  13  Tangshan Nuzhizhai     Inside Liangtun Village           4800.00
      Town Government
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Post and
  14  City Majiagou          Elevator Room at the              1998.80                                           Telecommunic-
      Department Store       top                                                                                  ation Office
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      City Ji Chuan Trade
  15  and Commercial         Top Level                   Frame       Top        36                                  28000    28000
      Company Limited
------------------------------------------------------------------------------------------------------------------------------------
      Tangshan Kuang         Top of Si Hai Ju
  16  labour Service         Building, Zeng Sheng        Frame       Top        20                                  10000    10000
      Company                Road
------------------------------------------------------------------------------------------------------------------------------------
  17  City Ren Min           On top of the Office        Frame       Top        10                                  10000    10000
      Printing Factory       Building
------------------------------------------------------------------------------------------------------------------------------------
      Tangshan Train Work
      Affairs Department                                 Brick/
  18  labour Service         Garment Factory            Concrete     Flat       20                                   6000     6000
      Division
------------------------------------------------------------------------------------------------------------------------------------
      City General
  19  Automobile Parts       Inside the Company          Brick/      Flat       10                                   7000     7000
      Company                                           Concrete
------------------------------------------------------------------------------------------------------------------------------------
  20  City Ji Xian Group     Level 3 Office Building     Frame        3         10                                  10000    10000
      Company
------------------------------------------------------------------------------------------------------------------------------------
  21  City Tax Zhuang Chen   Inside the family yard      Brick/      Flat       10                                   6000     6000
      Weihai                                            Concrete
------------------------------------------------------------------------------------------------------------------------------------
  22  Tangshan Tobacco       Level 3 Guest House         Steel/       3         10                                  10000    10000
      Company                                           Concrete
------------------------------------------------------------------------------------------------------------------------------------
  23  Tangshan House         Level 8 Elevator            Frame        8         10                                  10000    10000
      Management Bureau
------------------------------------------------------------------------------------------------------------------------------------
  24  Tangshan Thermal       Level 3 Administration      Frame        3         20                                  15000    15000
      Power Company          Division
------------------------------------------------------------------------------------------------------------------------------------
  25  Tangshan Customs       Top of the Office           Frame       Top        10                                  10000    10000
                             Building
------------------------------------------------------------------------------------------------------------------------------------
####  Fengnan Bixi Village   Inside the Village          Brick/      Flat       10                                  45000    45000
      Committee              Committee                  Concrete
------------------------------------------------------------------------------------------------------------------------------------
      Fengnan
####  Wanglanzhuang Town     Wanglanzhuang Town          Brick/      Flat       36                                  20000    20000
      Economic Union                                    Concrete
------------------------------------------------------------------------------------------------------------------------------------

      Fengrun Town                                       Brick/
####  Fengdengwu Village     Village Committee          Concrete     Flat      200                                  80000    80000
      Committee
------------------------------------------------------------------------------------------------------------------------------------
      Fengrun Town           Inside the Agricultural
####  Laozhuanzi Village     Machinery Station,          Brick/      Flat      200                                  20000    20000
      Government             North of the Village       Concrete
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      City Ji Chuan Trade
  15  and Commercial         Top Level                          777.78
      Company Limited
------------------------------------------------------------------------------------------------------------------------------
      Tangshan Kuang         Top of Si Hai Ju
  16  labour Service         Building, Zeng Sheng               500.00
      Company                Road
------------------------------------------------------------------------------------------------------------------------------
  17  City Ren Min           On top of the Office              1000.00
      Printing Factory       Building
------------------------------------------------------------------------------------------------------------------------------
      Tangshan Train Work
      Affairs Department
  18  labour Service         Garment Factory                    300.00
      Division
------------------------------------------------------------------------------------------------------------------------------
      City General
  19  Automobile Parts       Inside the Company                 700.00
      Company
------------------------------------------------------------------------------------------------------------------------------
  20  City Ji Xian Group     Level 3 Office Building           1000.00
      Company
------------------------------------------------------------------------------------------------------------------------------
  21  City Tax Zhuang Chen   Inside the family yard             600.00
      Weihai
------------------------------------------------------------------------------------------------------------------------------
  22  Tangshan Tobacco       Level 3 Guest House               1000.00
      Company
------------------------------------------------------------------------------------------------------------------------------
  23  Tangshan House         Level 8 Elevator                  1000.00
      Management Bureau
------------------------------------------------------------------------------------------------------------------------------
  24  Tangshan Thermal       Level 3 Administration             750.00
      Power Company          Division
------------------------------------------------------------------------------------------------------------------------------
  25  Tangshan Customs       Top of the Office                 1000.00
                             Building
------------------------------------------------------------------------------------------------------------------------------
####  Fengnan Bixi Village   Inside the Village                4500.00
      Committee              Committee
------------------------------------------------------------------------------------------------------------------------------
      Fengnan
####  Wanglanzhuang Town     Wanglanzhuang Town                 555.56
      Economic Union
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Build flats
      Fengrun Town                                                                                                by ourselves
####  Fengdengwu Village     Village Committee                  400.00                                            on the place
      Committee                                                                                                     rented
------------------------------------------------------------------------------------------------------------------------------
      Fengrun Town           Inside the Agricultural
####  Laozhuanzi Village     Machinery Station,                 100.00
      Government             North of the Village
------------------------------------------------------------------------------------------------------------------------------

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS


Name of the Property Owner: Hebei Mobile Communication Company
Tangshan Branch                             Appraisal Base date: June 30th, 2000


                                                                                                           Time of
                                                                                             Leased      Completion   Lease Term
                                                                                             Floorage      of the        Year
                                                                                  Number     (Square      Building     Month_Year
     No.         Name of Building         Detailed Address            Structure  of Story     meters)      (mm/yy)       Month
     ---         ----------------         ----------------            ---------  --------     -------     --------       -----


     ####        Tangshan No.8            Level 2 Teaching and         Frame          2             13
                 Middle School            Learning Building

     ####        Tangshan No. 15          Level 4 Teaching and         Frame          4             15
                 Middle School            Learning Building 4

     ####        Tangshang No. 27         School-run Workshop          Brick/       Flat            10
                 Middle School                                        Concrete

     ####        City Lunan United        Top of the Teaching and      Steel/        Top            10
                 Village Primary School   Learning Building           Concrete

     ####        City Da Zhao Park        Level 1 Office Building      Brick/         2             15
                                                                      Concrete

     ####        City Martyr's Park       Distribution Room            Brick/       Flat            10
                                                                      Concrete
     ####        Tangshan
                 Architectural            Level 4 Office Building      Steel/         4             15
                 Ceramics Factory                                     Concrete

     ####        Tangshan Hygiene         Machine Room                 Steel/         3             10
                 Ceramics Factory                                     Concrete

     ####        Tangshan No3. Steel      West of Xi Jiao Thermal      Frame          2             10
                 Rolling Mill             Power Plant

     ####        Gangyao Longdong
                 Branch Station (Tai      Changningdao Post Office     Steel/         1             10
                 Hua)                     Branch                      Concrete

     ####        Gangyao                  Shuangqiao Village           Brick/       Flat            14
                 Shuangqiao Village                                   Concrete

     ####        Gangyao
                 Zhengzhuangzi            Inside the place             Frame          3             30
                 Credit Cooperative

     ####        Gangyao                  Inside the place             Frame          5             14
                 Credit Cooperative

     ####        Gangyao yan He           Inside the place             Frame          4             14
                 Porcelains Factory

     ####        Gangyao Coking           Inside the place             Frame          5             14
                 Factory


                                                                                                                          Unit: RMB

                                                                                                 Lessor's Ownership
                                                                                  Leasing            Documentation
                                               Rent/year      Rent/Square meter   Contract   Building   Land Use   Others   Remarks
     No.    Name of Building         Rent         RMB            (RMB/year)         (X)       Title
     ---    ----------------         ----      ---------      -----------------   --------   --------   --------   ------   -------


     ####   Tangshan No.8               8000        8000             615.38
            Middle School

     ####   Tangshan No. 15            18800       18800            1253.33
            Middle School

     ####   Tangshang No. 27           10000       10000            1000.00
            Middle School

     ####   City Lunan United          10000       10000            1000.00
            Village Primary School

     ####   City Da Zhao Park          10000       10000             666.67


     ####   City Martyr's Park         10000       10000            1000.00

     ####   Tangshan
            Archtectual                20000       20000            1333.33
            Ceramics Factory

     ####   Tangshan Hygiene           10000       10000            1000.00
            Ceramics Factory

     ####   Tangshan No3. Steel         8000        8000             800.00
            Rolling Mill

     ####   Gangyao Longdong
            Branch Station (Tai         4000        4000             400.00
            Hua)

     ####   Gangyao                     5000        5000             357.14
            Shuangqiao Village

     ####   Gangyao
            Zhengzhuangzi              10000       10000             333.33
            Credit Cooperative

     ####   Gangyao                     5000        5000             357.14
            Credit Cooperative

     ####   Gangyao yan He              5000        5000             357.14
            Porcelains Factory

     ####   Gangyao Coking              5000        5000             357.14
            Factory

     ####        Gangyao No.2             Inside the place             Frame          4             14
                 Porcelains Factory

     ####        Gangyao Xincheng         Inside the place             Steel/         3             14
                 Porcelains Factory                                   Concrete

     ####        Qian'an Water            Water Conservancy            Frame          4             19
                 Conservancy Bureau       Bureau

                                          Flat inside the
     ####        Qian Xi Yi Station       Broadcasting and             Brick/         1             30
                                          Television Station          Concrete

     ####        Zunhua
                 Telecommunication        Zunhua Telecommunica-        Frame          4          79.25
                 Bureau Base Station      tion Bureau

     ####        Zunhua Post Office
                 Base Station             Post Office                  Frame          3             40
                 Fengnan

     ####        Zunhua Zhi Fang          Broadcasting Bureau        Iron Frame       1             20
                 Station House

     ####        Tang Hai Er Chang        Er Chang Branch              Frame          2           3.72
                 Branch

     ####        Guye Beijiadian          Guye Beijiadian Driver       Brick/         2             34
                 Driver School            School                      Concrete

     ####        Guye Xijiatao            Xijiatao, Guye               Brick/       Flat          35.5
                                                                      Concrete

     ####        Guye Traffic Police      East of Guye Traffic         Brick/       Flat            40
                 Box                      Police Box                   Wood

     ####        Guye Linxi               Guye Post Office Multi-      Frame      Part of 4     107.16
                                          purpose Building

     ####        Guye Xin Hua Street      Tele-351 Machine Room        Frame          2          20.79

     ####        Guye Lujiatuo            Tele-359 Machine Room        Frame        Flat           9.9

     ####

     ####        Gangyao No.2                10000       10000             714.29
                 Porcelains Factory

     ####        Gangyao Xincheng             5000        5000             357.14
                 Porcelains Factory

     ####        Qian'an Water                0.00        0.00               0.00
                 Conservancy Bureau


     ####        Qian Xi Yi Station          19200       19200             640.00


     ####        Zunhua
                 Telecommunica-tion         8717.5      8717.5             110.00
                 Bureau Base Station

     ####        Zunhua Post Office
                 Base Station                 4400        4400             110.00
                 Fengnan

     ####        Zunhua Zhi Fang              5000        5000             250.00
                 Station House

     ####        Tang Hai Er Chang             126         126              33.87
                 Branch

     ####        Guye Beijiadian              5000        5000             147.06
                 Driver School

     ####        Guye Xijiatao                4800        4800             135.21


     ####        Guye Traffic Police          4800        4800             120.00
                 Box

     ####        Guye Linxi               17702.24    17702.24             165.19


     ####        Guye Xin Hua Street       1900.35     1900.35              91.41

     ####        Guye Lujiatuo              526.52      526.52              53.18


Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

 Name of the Property Owner: Hebei Mobile Communication Company

Tangshan Branch                                                                        Appraisal Base date: June 30th, 2000
                                                                                                           Time of
                                                                                             Leased      Completion   Lease Term
                                                                                             Floorage      of the        Year
                                                                                  Number     (Square      Building     Month Year
    No.        Name of Building           Detailed Address           Structure   of Story     meters)      (mm/yy)       Month
    ---        ----------------           ----------------           ---------   --------    --------    -----------  -----------


   ####        Fengrun Town Jian Wei      West of the Town              Brick/    Flat         200
               Tong Jian Office                                        Concrete

   ####        Qian'an Yanjiadian Town    Inside the Agricultural       Brick/    Flat         133
               Government,                Machine Room                 Concrete

   ####        Qian'an No.1               South-east of the             Brick/    Flat          29
               Transportation Company     Electricity Distribution      Concrete
                                          Office

   ####        Jian'an Kouzhuang Town     South of the Meeting          Brick/    Flat         133
               Government                 Building Water Tower         Concrete

   ####        Qian'an Dali Town          Inside the Town               Brick/    Flat         133
               Government                 Government                   Concrete

   ####        Luannan Macheng            Town Government South         Frame     Flat         150
               Village Government         yard

   ####        Luannan Hougezhuang        Town Government South         Frame     Flat         150
               Village Government         Yard
               Luannan No.6

   ####        Architectural Engineering  Spare ground of the South     Frame     Flat         130
               Company                    Yard

   ####        Leting Pangge Credit       Inside the Credit             Brick/    Flat          80
               Cooperative                Cooperative                  Concrete

   ####        Leting Hujiatuo Town       Yumin Constant                Brick/    Flat          80
               Muyi Village               Temperature Storehouse       Concrete

   ####        Leting Yangezhuang Luhe    Inside the Village            Brick/    Flat          80
               Village Committee          Committee                    Concrete
               Leting Wangzhuangzi

   ####        Town Jiujianfang Village   Inside the Village            Brick/    Flat          80
               Committee                  Committee                    Concrete

   ####        Leting Matouying Town      Beigang Village               Brick/    Flat          80
               Government                 Committee                    Concrete

   ####        Zunhua Tiechang Town       Inside the Town                                       88
               Government                 Government

   ####        Zunhua Dibeitou Town       Inside the Town                                       88
               Government                 Government


 Name of the Property Owner: Hebei Mobile Communication Company

Tangshan Branch                                                                                                          Unit: RMB

                                                                                                  Lessor's Ownership
                                                                                   Leasing            Documentation
                                                 Rent/year   Rent/Square meter   Contract   Building   Land Use   Others   Remarks
    No.        Name of Building           Rent     RMB          (RMB/year)         (X)       Title
    ---        ----------------           ----   ---------   -----------------   --------   --------   --------   ------   -------


   ####        Fengrun Town Jian Wei                             8000                 8000                         40.00
               Tong Jian Office

   ####        Qian'an Yanjiadian Town                          10000                10000                         75.19
               Government,


   ####        Qian'an No.1                                     12000                12000                        413.79
               Transportation Company

   ####        Jian'an Kouzhuang Town                           10000                10000                         75.19
               Government

   ####        Qian'an Dali Town                                20000                20000                        150.38
               Government

   ####        Luannan Macheng                                  60000                60000                        400.00
               Village Government

   ####        Luannan Hougezhuang                              60000                60000                        400.00
               Village Government
               Luannan No.6

   ####        Architectural Engineering                        52000                52000                        400.00
               Company

   ####        Leting Pangge Credit                              1600                 1600                         20.00
               Cooperative

   ####        Leting Hujiatuo Town                              5000                 5000                         62.50
               Muyi Village

   ####        Leting Yangezhuang Luhe                            167             166.6667                          2.08
               Village Committee
               Leting Wangzhuangzi

   ####        Town Jiujianfang Village                          5000                 5000                         62.50
               Committee

   ####        Leting Matouying Town                             5000                 5000                         62.50
               Government

   ####        Zunhua Tiechang Town                              1167             1166.667                         13.26
               Government

   ####        Zunhua Dibeitou Town                              1167             1166.667                         13.26
               Government

   ####         Yutian Shijiuwo Town      Shijiu Village                Brick/    Flat          24
                Government                                             Concrete

   ####         Yutian Yangjiabanqian     Town Hospital                 Brick/    Flat          24
                Town                                                   Concrete

   ####         Yutian Yahongqiao Town    Daheping Town                 Brick/    Flat          24
                                          Government                   Concrete
                Kaiping District

   ####         Xiazhuang Village         Inside the Village            Brick/    Flat          49
                Committee                 Committee                    Concrete
                Kaiping District
                Shuangqiao Town

   ####         Xuzhuangzi Village        Xuzhuangzi Village            Steel/    Flat         100
                Committee                                              Concrete
                Tangshan Electric

   ####         Communication             Inside Douhe Electricity      Brick/     4            10
                Engineering Company       Power Plant                  Concrete

   ####         Kaiping Insurance         Inside the Company            Frame      4            10
                Company
                Tangshan Wang Sheng
                Electric Home

   ####         Appliances Wholesale      Inside the Station            Brick/    Flat          10
                Station                                                Concrete

   ####         City Fujiatun Town        Management Office             Brick/    Flat          10
                Management  Office                                     Concrete

   ####         Tangshan Zhenjiazhuang    Village Electricity           Brick/    Flat          25
                                          Distribution Office          Concrete

   ####         Tangshan Majuqiao         Bao Li Ban Factory            Brick/    Flat          10
                                                                       Concrete

   ####         Tangshan                  Village Committee             Steel/     2            15
                Niangniangmiao                                         Concrete

   ####         Tangshan No.1 Middle      Top of the Auditorium         Frame     Top           20
                School

   ####         Tangshan No.4 Middle      Level 4 Office Building       Frame      4            25
                School



   ####         Yutian Shijiuwo Town                           20000                20000                        833.33
                Government

   ####         Yutian Yangjiabanqian                          40000                40000                       1666.67
                Town

   ####         Yutian Yahongqiao Town                         30000                30000                       1250.00

                Kaiping District

   ####         Xiazhuang Village                               2800                 2800                         57.14
                Committee
                Kaiping District
                Shuangqiao Town

   ####         Xuzhuangzi Village                              2000                 2000                         20.00
                Committee
                Tangshan Electric

   ####         Communication                                  27000                27000                       2700.00
                Engineering Company

   ####         Kaiping Insurance                              10000                10000                       1000.00
                Company
                Tangshan Wang Sheng
                Electric Home

   ####         Appliances Wholesale                           10000                10000                       1000.00
                Station

   ####         City Fujiatun Town                              9000                 9000                        900.00
                Management  Office

   ####         Tangshan Zhenjiazhuang                          6000                 6000                        240.00


   ####         Tangshan Majuqiao                               6000                 6000                        600.00


   ####         Tangshan                                       10000                10000                        666.67
                Niangniangmiao

   ####         Tangshan No.1 Middle                           15000                15000                        750.00
                School

   ####         Tangshan No.4 Middle                           20000                20000                        800.00
                School



Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Tangshan Branch                     Appraisal Base date: June 30th, 2000
--------------------------------------------------------------------------------

                                                                                       Time of
                                                                          Leased      Completion   Lease Term
                                                                          Floorage      of the        Year
                                                                Number    (Square      Building     Month Year
    No.   Name of Building   Detailed Address      Structure   of Story    meters)      (mm/yy)       Month        Rent
    ---   ----------------   ----------------      ---------   --------   --------    -----------  -----------     ----


   ####   Yutian Post         Yutian Caitingqiao    Brick/       2          15                                     1083.84
          Office                                   Concrete
          Caitingqiao
          Branch
          Tangshan Teng
          Fei
          Communication       Xin District,         Brick/
   ####   Engineering         Tangshan City        Concrete      2          30                                        4000
          Company
          Limited

          Total                                                            3537.32                               1284944.5

                                                                                                               Unit: RMB

                                                                                        Lessor's Ownership
                                                                       Leasing            Documentation
                               Rent/year   Rent/Square meter           Contract   Building   Land Use   Others   Remarks
    No.   Name of Building       RMB          (RMB/year)                 (X)       Title
    ---   ----------------    ---------    -----------------           --------   --------   --------   ------   -------
   ####   Yutian Post            1083.84         72.26
          Office
          Caitingqiao
          Branch
          Tangshan Teng
          Fei
          Communication
   ####   Engineering               4000        133.33
          Company
          Limited

          Total                  1284944




Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES

 Name of the Property Owner: Hebei Mobile Communication Company

 Cangzhou Branch                                                                   Appraisal Base date: June 30th, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Leased        Time of       Lease Term
                                                                                   Floorage    Completion of       Year
                                                                         Number    (Square     the Building    Month Year
No.  Name of Building           Detailed Address          Structure     of Story    meters)       (mm/yy)         Month         Rent
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Er Zhi Post Office
 1   Sales Building           11 Bo Hai Road, Renqiu        Brick/         1           30          May-91                      20000
     (Renqiu)                                              Concrete
------------------------------------------------------------------------------------------------------------------------------------
     Bank of China
 3   Multi-purpose            Wu RMB Road, Suning            Frame         6          180          Nov-97                      35000
     Building (Suning)
------------------------------------------------------------------------------------------------------------------------------------
 4   Sales Office             ChengRMB Road,                Brick/         4        24.75          Jun-90                       6283
     (Hejian)                 Hejian City                  Concrete
------------------------------------------------------------------------------------------------------------------------------------
 5   Charge Sales Office      ChengRMB Road,                Brick/         1         39.5          May-93                       8760
     (Hejian)                 Hejian City                  Concrete
------------------------------------------------------------------------------------------------------------------------------------
     Procuratorate Office     West of Inner 104
 6   Building (Qing           National Highway, Qing        Steel/         5           80         July-98                      57000
     Town)                    Town                         Concrete
------------------------------------------------------------------------------------------------------------------------------------
 10  No.1 Sales Office        Li Jia Business Center,       Steel/         1          650          May-96                     327600
     (Cangzhou)               Nan Bei Street               Concrete
------------------------------------------------------------------------------------------------------------------------------------
 12  No.3 Sales Office        16 Xi Huan Bei Road            Frame         1           80          Aug-98                     249600
     (Cangzhou)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                  1084.25                                     704243
------------------------------------------------------------------------------------------------------------------------------------

 Cangzhou Branch                                                                                                 Unit: RMB
--------------------------------------------------------------------------------------------------------------------------
                                                                                          Lessor's Ownership
                                              Rent/Square meter                             Documentation
                                              -----------------     Leasing      ------------------------------
                               Rent/year                            Contract     Building
No.  Name of Building            RMB             (RMB/year)           (X)         Title       Land Use   Others    Remarks
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
     Er Zhi Post Office
 1   Sales Building              20000              667
     (Renqiu)
--------------------------------------------------------------------------------------------------------------------------
     Bank of China
 3   Multi-purpose               35000              194
     Building (Suning)
--------------------------------------------------------------------------------------------------------------------------
 4   Sales Office                 6283              254
     (Hejian)
--------------------------------------------------------------------------------------------------------------------------
 5   Charge Sales Office          8760              222
     (Hejian)
--------------------------------------------------------------------------------------------------------------------------
     Procuratorate Office
 6   Building (Qing              57000              713
     Town)
--------------------------------------------------------------------------------------------------------------------------
 10  No.1 Sales Office          327600              504
     (Cangzhou)
--------------------------------------------------------------------------------------------------------------------------
 12  No.3 Sales Office          249600             3120
     (Cangzhou)
--------------------------------------------------------------------------------------------------------------------------


                                704242.9
--------------------------------------------------------------------------------------------------------------------------

Notes: 3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE

Name of the Property Owner: Hebei Mobile Communication

-----------------------------------------------------------------------------------------------------------------------------
Company Cangzhou Branch                                                            Appraisal Base date: June 30th, 2000
                                                                                                                Time of
                                                                                                             Completion of
                                                                                Number    Leased Floorage    the Building
No.   Name of Building               Detailed Address              Structure   of Story   (Square meters)       (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------
2     Duo Jing Building (Cangzhou)   Level 2 16 Xi Huan Bei Road     Frame        3             380             Aug-98
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                380
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Company Cangzhou Branch                                                                                                    Unit: RMB
                                     Lease Term
                                         Year                          Rent/Square meter   Leasing
                                      Month Year            Rent/year  -----------------   Contract   Lessor's Ownership
No.   Name of Building                  Month       Rent      RMB       (RMB/y((yy y)        (X)      Documentation          Remarks
------------------------------------------------------------------------------------------------------------------------------------
2     Duo Jing Building (Cangzhou)                 228000    228000                        600
------------------------------------------------------------------------------------------------------------------------------------
                                                   228000    228000
------------------------------------------------------------------------------------------------------------------------------------


Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;
       2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;
       3) Please fill in the "Remarks" if necessary.

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES

Name of the Property Owner: Hebei Mobile Communication Company
Cangzhou Branch                               Appraisal Base date: June 30th, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  Leased      Time of      Lease Term
                                                                                 Floorage  Completion of      Year
                                                                        Number   (Square    the Building   Month Year
No.  Name of Building       Detailed Address                Structure  of Story   meters)     (mm/yy)        Month       Rent
--------------------------------------------------------------------------------------------------------------------------------
2    Zhuan Yun Building     Level 6 Post Office              Frame       8           25                                 11000.00
                            Building, Cangzhou
--------------------------------------------------------------------------------------------------------------------------------
     No.3 Branch
4    Telecommunication      304 Branch Machine Room,         Frame       3         4.56                                 11000.00
     Building               Cangzhou
--------------------------------------------------------------------------------------------------------------------------------
5    Fu Yang Restaurant     Level 8 fu Yang Tower,           Frame       9           15                                 11000.00
                            Cangzhou
--------------------------------------------------------------------------------------------------------------------------------
                            Level 5 Qimengzhuang
6    Qimengzhuang           Village Committee, suburb of     Frame       5           15                                  6000.00
     Village Committee      the City
--------------------------------------------------------------------------------------------------------------------------------
7    Oil Refinery Plant     Level 5 Office Building,         Frame       5           10                                 11000.00
     Office Building        Cangzhou Oil Refinery Plant
--------------------------------------------------------------------------------------------------------------------------------
8    Electricity Bureau     Top of the Office Building of    Frame       4           10                                 11000.00
     Office Building        the Electricity Bureau
--------------------------------------------------------------------------------------------------------------------------------
9    Hua Ao                 Level 6 Hua Ao Food and          Frame       6           15                                  5400.00
                            Recreation Center
--------------------------------------------------------------------------------------------------------------------------------
                            Anzhuangzi Village
10   Anzhuangzi Village     Committee, Guang Rong            Brick/     Flat         20                                  7200.00
     Committee              Road                            Concrete
--------------------------------------------------------------------------------------------------------------------------------
     No.3 Middle School     Cangzhou No.3 Middle
11   Teaching and           School Teaching and              Frame       5           15                                  4200.00
     Learning Building      Learning Building
--------------------------------------------------------------------------------------------------------------------------------
12   Town Public            Level 4 Cang Town Public         Frame       4           15                                 11000.00
     Security Bureau        Security Bureau
--------------------------------------------------------------------------------------------------------------------------------
13   Motorcycle Factory     Inside Cangzhou Motorcycle       Brick/     Flat         10                                 11000.00
                            Factory                         Concrete
--------------------------------------------------------------------------------------------------------------------------------
14   Da Hua Group           Level 6 Infrastructure Office    Frame       6           10                                 11000.00
     Infrastructure Office  Building, Da Hua Group
--------------------------------------------------------------------------------------------------------------------------------
15   Bo Hai Tower           Level 6 Bo Hai Tower,            Frame       8           15                                  8000.00
                            Cangzhou
--------------------------------------------------------------------------------------------------------------------------------
     Shi Cheng Supply       Level 10 Shi Cheng Supply
16   and Marketing          and Marketing Tower,             Frame       10          15                                  3600.00
     Tower                  Cangzhou
--------------------------------------------------------------------------------------------------------------------------------
     Supply and             Level 5 Cangzhou Supply
17   Marketing Business     and Marketing Business           Frame       6           15                                  4320.00
     Center                 Center
--------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication Company
Cangzhou Branch                             Appraisal Base date: June 30th, 2000                                          Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Leasing
                                                                      Rent/Square meter  Contract      Lessor's Ownership
                                                                      -----------------    (X)            Documentation      Remarks
                                                                       (RMB/year)                  ----------------------
                                                           Rent/year                               Building
No.  Name of Building       Detailed Address                 RMB                                    Title    Land Use  Others
------------------------------------------------------------------------------------------------------------------------------------
2    Zhuan Yun Building     Level 6 Post Office            11000.00    440
                            Building, Cangzhou
------------------------------------------------------------------------------------------------------------------------------------
     No.3 Branch
4    Telecommunication      304 Branch Machine Room,       11000.00   2412
     Building               Cangzhou
------------------------------------------------------------------------------------------------------------------------------------
5    Fu Yang Restaurant     Level 8 fu Yang Tower,         11000.00    733
                            Cangzhou
------------------------------------------------------------------------------------------------------------------------------------
                            Level 5 Qimengzhuang
6    Qimengzhuang           Village Committee, suburb of    6000.00    400
     Village Committee      the City
------------------------------------------------------------------------------------------------------------------------------------
7    Oil Refinery Plant     Level 5 Office Building,       11000.00   1100
     Office Building        Cangzhou Oil Refinery Plant
------------------------------------------------------------------------------------------------------------------------------------
8    Electricity Bureau     Top of the Office Building of  11000.00   1100
     Office Building        the Electricity Bureau
------------------------------------------------------------------------------------------------------------------------------------
9    Hua Ao                 Level 6 Hua Ao Food and         5400.00    360
                            Recreation Center
------------------------------------------------------------------------------------------------------------------------------------
                            Anzhuangzi Village
10   Anzhuangzi Village     Committee, Guang Rong           7200.00    360
     Committee              Road
------------------------------------------------------------------------------------------------------------------------------------
     No.3 Middle School     Cangzhou No.3 Middle
11   Teaching and           School Teaching and             4200.00    280
     Learning Building      Learning Building
------------------------------------------------------------------------------------------------------------------------------------
12   Town Public            Level 4 Cang Town Public       11000.00    733
     Security Bureau        Security Bureau
------------------------------------------------------------------------------------------------------------------------------------
13   Motorcycle Factory     Inside Cangzhou Motorcycle     11000.00   1100
                            Factory
------------------------------------------------------------------------------------------------------------------------------------
14   Da Hua Group           Level 6 Infrastructure Office  11000.00   1100
     Infrastructure Office  Building, Da Hua Group
------------------------------------------------------------------------------------------------------------------------------------
15   Bo Hai Tower           Level 6 Bo Hai Tower,           8000.00    533
                            Cangzhou
------------------------------------------------------------------------------------------------------------------------------------
     Shi Cheng Supply       Level 10 Shi Cheng Supply
16   and Marketing          and Marketing Tower,            3600.00    240
     Tower                  Cangzhou
------------------------------------------------------------------------------------------------------------------------------------
     Supply and             Level 5 Cangzhou Supply
17   Marketing Business     and Marketing Business          4320.00    288
     Center                 Center

Name of the Property Owner: Hebei Mobile Communication Company
Cangzhou Branch                               Appraisal Base date: June 30th, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  Leased      Time of      Lease Term
                                                                                 Floorage  Completion of      Year
                                                                        Number   (Square    the Building   Month Year
No.  Name of Building       Detailed Address                Structure  of Story   meters)     (mm/yy)        Month       Rent
--------------------------------------------------------------------------------------------------------------------------------
18   Container Group        Level 6 Container Group          Frame       6           10                                  2400.00
     Company                Company
--------------------------------------------------------------------------------------------------------------------------------
19   Property Insurance     Level 10 Cangzhou Property       Frame       10          15                                 11000.00
     Company                Insurance Company
--------------------------------------------------------------------------------------------------------------------------------
20   Power Machinery        Level 2 Power Machinery          Frame       2           15                                  3600.00
     Plant                  Factory Workshop
--------------------------------------------------------------------------------------------------------------------------------
21   Agricultural Bank      Level 5 Agricultural Bank        Brick/      5           15                                  1800.00
     No.1 Sales Office      No.1 Sales Office               Concrete
--------------------------------------------------------------------------------------------------------------------------------
22   Old Line               Old Line Connecting              Brick/      2           15                                 11000.00
     Connecting Station     Station                         Concrete
--------------------------------------------------------------------------------------------------------------------------------
30   Liujiamiao Cai You     Liujiamiao Cai You Office        Brick/      1           15                                 11000.00
     Office                                                 Concrete
--------------------------------------------------------------------------------------------------------------------------------
32   Yanguantun             West of yaoguantun Village       Brick/      1           15                                 11000.00
                            Road                            Concrete
--------------------------------------------------------------------------------------------------------------------------------
     Renqiu Hua You         Level 10 Machine Room of
33   Communication          Communication Division,          Frame       12          10                                 30000.00
     Office                 north-China Oilfield
--------------------------------------------------------------------------------------------------------------------------------
                            Level 1 You Jian
34   Hua You You Jian       Communication Building,          Brick/      6           15                                 11000.00
                            North-China Oilfield            Concrete
--------------------------------------------------------------------------------------------------------------------------------
40   Wangjiawu Branch       Wangjiawu Branch                 Brick/      3           15                                 11000.00
                            Machine Room                    Concrete
--------------------------------------------------------------------------------------------------------------------------------
     Renqiu
42   Transportation         Level 5 Renqiu                   Brick/      5           15                                  3000.00
     Bureau                 Transportation Bureau           Concrete
--------------------------------------------------------------------------------------------------------------------------------
43   Renqiu TV Station      Level 1 Renqiu TV Station        Brick/      Flat        10                                  3000.00
                                                            Concrete
--------------------------------------------------------------------------------------------------------------------------------
44   Renqiu Cai You         Level 4 Renqiu Cai You           Brick/      5           15                                  3000.00
     Factory                Factory                         Concrete
--------------------------------------------------------------------------------------------------------------------------------
48   Publicy Security       Level 4 Huangye Public           Brick/      6           15                                  7000.00
     Bureau                 Security Bureau                 Concrete
--------------------------------------------------------------------------------------------------------------------------------
49   Huangye Bo Hai         Level 6 Bo Hai Building,         Frame       10          15                                 11000.00
     Building               Huangye
--------------------------------------------------------------------------------------------------------------------------------
59   Huangye Yang           Level 8 Yang Guang Tower,        Frame       8           15                                 11000.00
     Guang Tower            Huangy
     Huangye
--------------------------------------------------------------------------------------------------------------------------------
60   Development Area       Level 2 Huangye                  Frame       3           15                                 11000.00
     Branch                 Development Area Branch
     Botou
--------------------------------------------------------------------------------------------------------------------------------
                            Level 4 Mobile Machine
65   Telecommunication      Room, Botou Telecom              Frame       6           15                                 11000.00
     Bureau                 Bureau
--------------------------------------------------------------------------------------------------------------------------------
66   Botou Post Office      Level 3 Botou Post Office        Frame       4           15                                 11000.00
--------------------------------------------------------------------------------------------------------------------------------
71   Botou Water Plant      Level 1 Water Plant Office       Frame       4           15                                  3600.00
                            Building, Botou
--------------------------------------------------------------------------------------------------------------------------------
     Hejian Industrial
74   and Commercial         Level 5 of the Hejian Bank       Frame       5           25                                  1000.00
     Bank
--------------------------------------------------------------------------------------------------------------------------------
76   Jinghe Branch          Level 2 Mobile Machine           Brick/      3           15                                 11000.00
                            Room, Jinghe Branch               Wood
--------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication Company
Cangzhou Branch                             Appraisal Base date: June 30th, 2000                                          Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Leasing
                                                                      Rent/Square meter  Contract      Lessor's Ownership
                                                                      -----------------    (X)            Documentation      Remarks
                                                                       (RMB/year)                  ----------------------
                                                           Rent/year                               Building
No.  Name of Building       Detailed Address                 RMB                                    Title    Land Use  Others
------------------------------------------------------------------------------------------------------------------------------------
18   Container Group        Level 6 Container Group         2400.00    240
     Company                Company
------------------------------------------------------------------------------------------------------------------------------------
19   Property Insurance     Level 10 Cangzhou Property     11000.00    733
     Company                Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
20   Power Machinery        Level 2 Power Machinery         3600.00    240
     Plant                  Factory Workshop
------------------------------------------------------------------------------------------------------------------------------------
21   Agricultural Bank      Level 5 Agricultural Bank       1800.00    120
     No.1 Sales Office      No.1 Sales Office
------------------------------------------------------------------------------------------------------------------------------------
22   Old Line               Old Line Connecting            11000.00    733
     Connecting Station     Station
------------------------------------------------------------------------------------------------------------------------------------
30   Liujiamiao Cai You     Liujiamiao Cai You Office      11000.00    733
     Office
------------------------------------------------------------------------------------------------------------------------------------
32   Yanguantun             West of yaoguantun Village     11000.00    733
                            Road
------------------------------------------------------------------------------------------------------------------------------------
     Renqiu Hua You         Level 10 Machine Room of
33   Communication          Communication Division,        30000.00   3000
     Office                 north-China Oilfield
------------------------------------------------------------------------------------------------------------------------------------

                            Level 1 You Jian
34   Hua You You Jian       Communication Building,        11000.00    733
                            North-China Olifield
------------------------------------------------------------------------------------------------------------------------------------
40   Wangjiawu Branch       Wangjiawu Branch               11000.00    733
                            Machine Room
------------------------------------------------------------------------------------------------------------------------------------
     Renqiu
42   Transportation         Level 5 Renqiu                  3000.00    200
     Bureau                 Transportation Bureau
------------------------------------------------------------------------------------------------------------------------------------
43   Renqiu TV Station      Level 1 Renqiu TV Station       3000.00    300
------------------------------------------------------------------------------------------------------------------------------------
44   Renqiu Cai You         Level 4 Renqiu Cai You          3000.00    200
     Factory                Factory
------------------------------------------------------------------------------------------------------------------------------------
48   Publicy Security       Level 4 Huangye Public          7000.00    467
     Bureau                 Security Bureau
------------------------------------------------------------------------------------------------------------------------------------
49   Huangye Bo Hai         Level 6 Bo Hai Building,       11000.00    733
     Building               Huangye
------------------------------------------------------------------------------------------------------------------------------------
59   Huangye Yang           Level 8 Yang Guang Tower,      11000.00    733
     Guang Tower            Huangy
------------------------------------------------------------------------------------------------------------------------------------
     Huangye
60   Development Area       Level 2 Huangye                11000.00    733
     Branch                 Development Area Branch
     Botou
------------------------------------------------------------------------------------------------------------------------------------
                            Level 4 Mobile Machine
65   Telecommunication      Room, Botou Telecom            11000.00    733
     Bureau                 Bureau
------------------------------------------------------------------------------------------------------------------------------------
66   Botou Post Office      Level 3 Botou Post Office      11000.00    733
------------------------------------------------------------------------------------------------------------------------------------
71   Botou Water Plant      Level 1 Water Plant Office      3600.00    240
                            Building, Botou
------------------------------------------------------------------------------------------------------------------------------------
     Hejian Industrial
74   and Commercial         Level 5 of the Hejian Bank      1000.00     40
     Bank
------------------------------------------------------------------------------------------------------------------------------------
76   Jinghe Branch          Level 2 Mobile Machine         11000.00    733
                            Room, Jinghe Branch
------------------------------------------------------------------------------------------------------------------------------------

Assessed by: Zhongzi Assets Appraisal Office     Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication Company
Cangzhou Branch                               Appraisal Base date: June 30th, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  Leased      Time of      Lease Term
                                                                                 Floorage  Completion of      Year
                                                                        Number   (Square    the Building   Month Year
No.  Name of Building       Detailed Address                Structure  of Story   meters)     (mm/yy)        Month       Rent
--------------------------------------------------------------------------------------------------------------------------------
                            Level 4 Office
 80  Hejian Machinery       Building, Hejian                 Frame       4        16.5                                   1000.00
     Plant                  Machinery Plant
--------------------------------------------------------------------------------------------------------------------------------
 81  Hejian Cai You         Inside Hejian Cai                Brick/      1          10                                    500.00
     Factory                You Factory                       Wood
--------------------------------------------------------------------------------------------------------------------------------
 82  Guojiacun Branch       Level 2 Guojiacun                Brick/      2          15                                  11000.00
                            Branch                            Wood
--------------------------------------------------------------------------------------------------------------------------------
 86  Xian Town              Inside the Electricity                                  15                                   3000.00
     Electricity Bureau     Bureau
--------------------------------------------------------------------------------------------------------------------------------
 94  Hai Xin Farm           Level 3 Hai Xin                  Brick/      3          15                                  11000.00
     Office Building        Farm                            Concrete
--------------------------------------------------------------------------------------------------------------------------------
                            Level 3 Tele-com
 97  Wuqiao Tele-com        Building Machine                 Brick/      4          10                                  11000.00
     Bureau                 Room, Wuqiao                    Concrete
--------------------------------------------------------------------------------------------------------------------------------
     Wuqiao                 Inside the
 98  Meterological          Meterological                    Brick/      1          18                                  11000.00
     Bureau                 Bureau                          Concrete
--------------------------------------------------------------------------------------------------------------------------------
                            Mobile Machine
116  Nanpi Post Office      Room Nanpi Post                  Brick/      1          15                                   6000.00
                            Office                          Concrete
--------------------------------------------------------------------------------------------------------------------------------
                            Telecommunication
117  Wumaying Branch        Machine Room,                    Brick/      1          10                                  11000.00
                            Wumaying Branch                 Concrete
--------------------------------------------------------------------------------------------------------------------------------
119  Dong Guang             Level 5 Dong                     Frame       5          15                                   1000.00
     Business Center        Guang Wu Jin Store
--------------------------------------------------------------------------------------------------------------------------------
123  Da Dan Branch          Inside Da Dan Branch             Brick/      1          10                                  11000.00
                                                            Concrete
--------------------------------------------------------------------------------------------------------------------------------
125  Suning Train           Inside Suning Train              Brick/      1          10                                   3000.00
     Station                Station                         Concrete
--------------------------------------------------------------------------------------------------------------------------------
                            Telecommunication
130  Qing Town Post         Machine Room, Qing               Frame       4          40                                  11000.00
     Office                 Town Post Office
--------------------------------------------------------------------------------------------------------------------------------
     Total                                                                      734.06                                 408620.00
--------------------------------------------------------------------------------------------------------------------------------

Name of the Property Owner: Hebei Mobile Communication Company
Cangzhou Branch                             Appraisal Base date: June 30th, 2000                                          Unit: RMB
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Leasing
                                                                      Rent/Square meter  Contract      Lessor's Ownership
                                                                      -----------------    (X)            Documentation      Remarks
                                                                         (RMB/year)                --------------------------
                                                           Rent/year                               Building
No.  Name of Building       Detailed Address                 RMB                                    Title    Land Use  Others
------------------------------------------------------------------------------------------------------------------------------------
                            Level 4 Office
 80  Hejian Machinery       Building, Hejian                  1000.00           61
     Plant                  Machinery Plant
------------------------------------------------------------------------------------------------------------------------------------
 81  Hejian Cai You         Inside Hejian Cai                  500.00           50
     Factory                You Factory
------------------------------------------------------------------------------------------------------------------------------------
 82  Guojiacun Branch       Level 2 Guojiacun                11000.00          733
                            Branch
------------------------------------------------------------------------------------------------------------------------------------
 86  Xian Town              Inside the Electricity            3000.00          200
     Electricity Bureau     Bureau
------------------------------------------------------------------------------------------------------------------------------------
 94  Hai Xin Farm           Level 3 Hai Xin                  11000.00          733
     Office Building        Farm
------------------------------------------------------------------------------------------------------------------------------------
                            Level 3 Tele-com
 97  Wuqiao Tele-com        Building Machine                 11000.00         1100
     Bureau                 Room, Wuqiao
------------------------------------------------------------------------------------------------------------------------------------
     Wuqiao                 Inside the
 98  Meterological          Meterological                    11000.00          611
     Bureau                 Bureau
------------------------------------------------------------------------------------------------------------------------------------
                            Mobile Machine
116  Nanpi Post Office      Room Nanpi Post                   6000.00          400
                            Office
------------------------------------------------------------------------------------------------------------------------------------
                            Telecommunication
117  Wumaying Branch        Machine Room,                    11000.00         1100
                            Wumaying Branch
------------------------------------------------------------------------------------------------------------------------------------
119  Dong Guang             Level 5 Dong                      1000.00           67
     Business Center        Guang Wu Jin Store
------------------------------------------------------------------------------------------------------------------------------------
123  Da Dan Branch          Inside Da Dan Branch             11000.00         1100
------------------------------------------------------------------------------------------------------------------------------------
125  Suning Train           Inside Suning Train               3000.00          300
     Station                Station
------------------------------------------------------------------------------------------------------------------------------------
                            Telecommunication
130  Qing Town Post         Machine Room, Qing               11000.00          275
     Office                 Town Post Office
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                  408620.00
------------------------------------------------------------------------------------------------------------------------------------

Assessed by: Zhongzi Assets Appraisal Office            Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Baoding Branch

                       Appraisal Base date: June 30th, 2000

------------------------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address    Structure    Number       Leased      Time of    Lease Term
                                                             of Story     Floorage   Completion      Year
                                                                          (Square      of the     Month Year
                                                                           meters)    Building      Month
                                                                                      (mm/yy)
------------------------------------------------------------------------------------------------------------
  1     Baoding             Jian She Nan         Brick/         1           15.00
        Electricity         Road                 Concrete
        Repairing and
        Making Factory
        Base Station
------------------------------------------------------------------------------------------------------------
  2     Baoding No.1        Electricity          Brick/         1           20.00
        Paper-making        Power Plant          Concrete
        Factory Base
        Station
------------------------------------------------------------------------------------------------------------
        Baoding Dao
  3     Xiang Cun           Xiu Shui Lane        Brick/         1           20.00
        Food Factory                             Concrete
------------------------------------------------------------------------------------------------------------
  4     Hebei Gong          Wu Si Zhong Road     Brick/         2           15.00
        Xiao                                     Concrete
        Pringting
        Factory
------------------------------------------------------------------------------------------------------------
  5     Baoding No.1        148 Huan Xi          Brick/         1           30.00
        Sweet, Tobacco                           Concrete
        and Wine
        Company
------------------------------------------------------------------------------------------------------------
  6     Baoding             Xi Lian Liang        Brick/         1           20.00
        Xilianliang         Village              Concrete
------------------------------------------------------------------------------------------------------------
        Hebei
  7     Agriculture         Nong Da Xi Street    Brick/         1           55.00
        University                               Concrete
------------------------------------------------------------------------------------------------------------
        Baoding Dao
  8     Xiang Cun           Qian Wei Road        Brick/         1           20.00
        Food Factory                             Concrete
------------------------------------------------------------------------------------------------------------
  9     Baoding             Qian Wei Road        Brick/         1           15.00
        Production                               Concrete
        Material Company
------------------------------------------------------------------------------------------------------------
        Baoding No.1
  10    Transportation      Qian Wei Road        Brick/         1           20.00
                                                 Concrete
------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address        Rent    Rent/year       Rent/Square       Leasing
                                                               RMB              meter          Contract
                                                                                                 (X)
                                                                             (RMB/year)

-------------------------------------------------------------------------------------------------------
  1     Baoding             Jian She Nan              20     10000.00         666.67
        Electricity         Road
        Repairing and
        Making Factory
        Base Station
-------------------------------------------------------------------------------------------------------
  2     Baoding No.1        Electricity               12      6000.00         300.00
        Paper-making        Power Plant
        Factory Base
        Station
-------------------------------------------------------------------------------------------------------
        Baoding Dao
  3     Xiang Cun           Xiu Shui Lane             20     10000.00         500.00
        Food Factory
-------------------------------------------------------------------------------------------------------
  4     Hebei Gong          Wu Si Zhong Road          30     15000.00        1000.00
        Xiao
        Pringting
        Factory
-------------------------------------------------------------------------------------------------------
  5     Baoding No.1        148 Huan Xi               16      8000.00         266.67
        Sweet, Tobacco
        and Wine
        Company
-------------------------------------------------------------------------------------------------------
  6     Baoding             Xi Lian Liang             10         5000         250.00
        Xilianliang         Village
-------------------------------------------------------------------------------------------------------
        Hebei
  7     Agriculture         Nong Da Xi Street         13        13000         236.36
        University
-------------------------------------------------------------------------------------------------------
        Baoding Dao
  8     Xiang Cun           Qian Wei Road             20        20000        1000.00
        Food Factory
-------------------------------------------------------------------------------------------------------
  9     Baoding             Qian Wei Road             20        20000        1333.33
        Production
        Material Company
-------------------------------------------------------------------------------------------------------
        Baoding No.1
  10    Transportation      Qian Wei Road             20        20000        1000.00
-------------------------------------------------------------------------------------------------------

                                                                                      Unit: RMB
-----------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address            Lessor's Ownership             Remarks
                                                           Documentation

                                                 Building     Land Use     Others
                                                  Title
-----------------------------------------------------------------------------------------------
  1     Baoding             Jian She Nan
        Electricity         Road
        Repairing and
        Making Factory
        Base Station
-----------------------------------------------------------------------------------------------
  2     Baoding No.1        Electricity
        Paper-making        Power Plant
        Factory Base
        Station
-----------------------------------------------------------------------------------------------
        Baoding Dao
  3     Xiang Cun           Xiu Shui Lane
        Food Factory
-----------------------------------------------------------------------------------------------
  4     Hebei Gong          Wu Si Zhong Road
        Xiao
        Pringting
        Factory
-----------------------------------------------------------------------------------------------
  5     Baoding No.1        148 Huan Xi
        Sweet, Tobacco
        and Wine
        Company
-----------------------------------------------------------------------------------------------
  6     Baoding             Xi Lian Liang
        Xilianliang         Village
-----------------------------------------------------------------------------------------------
        Hebei
  7     Agriculture         Nong Da Xi Street
        University
-----------------------------------------------------------------------------------------------
        Baoding Dao
  8     Xiang Cun           Qian Wei Road
        Food Factory
-----------------------------------------------------------------------------------------------
  9     Baoding             Qian Wei Road
        Production
        Material Company
-----------------------------------------------------------------------------------------------
        Baoding No.1
  10    Transportation      Qian Wei Road
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address    Structure    Number       Leased      Time of    Lease Term     Rent      Rent/year
                                                             of Story     Floorage   Completion      Year                    RMB
                                                                          (Square      of the     Month Year
                                                                           meters)    Building      Month
                                                                                      (mm/yy)
------------------------------------------------------------------------------------------------------------------------------------
        Company
------------------------------------------------------------------------------------------------------------------------------------
        Baoding Radio
  11    Material            Qian Wei Road        Brick/         1           40.00                                 10        10000
        Factory                                  Concrete
------------------------------------------------------------------------------------------------------------------------------------
                            Zhi Chang Road,
        Baoding Post        Provincial Post
  16    Office Branch       and Telecom                                    187.00                              74800        74800
                            Warehouse
------------------------------------------------------------------------------------------------------------------------------------
                            You Dian
  17    Baoding Post        Dormitory, Hong                                 20.00                               8000         8000
        Office Branch       Xin Road
------------------------------------------------------------------------------------------------------------------------------------
                            No.3 Transfer
  18    Baoding Post        Building,                           3           15.00                               6000         6000
        Office Branch       Station
------------------------------------------------------------------------------------------------------------------------------------
  19    Baoding Post        Yu Dong Branch                                  20.00                               8000         8000
        Office Branch
------------------------------------------------------------------------------------------------------------------------------------
        Mancheng
  23    Shijing Base        Bao Yang Shan                                   12.00                               4800         4800
        Station             TV Station
------------------------------------------------------------------------------------------------------------------------------------
        Laishui
  51    Zhaogezhuang        Zhaogezhuang                                    21.50                               8600         8600
        Machine Room
------------------------------------------------------------------------------------------------------------------------------------
        Laishui
  52    Yongyang            Yongyang                                        15.30                               6120         6120
        Machine Room
------------------------------------------------------------------------------------------------------------------------------------
        Laishui
  54    Shiting             Shiting                                         16.50                               6600         6600
        Machine Room
------------------------------------------------------------------------------------------------------------------------------------
  56    Laishui             Beiyian                                         15.00                               6000         6000
        Beiyian
------------------------------------------------------------------------------------------------------------------------------------
  57    Zhuozhou Post       Level 3 North                                   62.00                              24800        24800
        Office              Building
------------------------------------------------------------------------------------------------------------------------------------
  59    Zhuozhou            Level 3                                         12.40                               4960         4960
        Gaoguanzhuang
------------------------------------------------------------------------------------------------------------------------------------
  60    Zhuozhou Tao        Tao RMB Street                                 220.00                              88000        88000
        RMB Street
------------------------------------------------------------------------------------------------------------------------------------
        Zhuozhou
  61    Tele-com            Level 1 Telecom                                 20.00                               8000         8000
        Bureau              Bureau
------------------------------------------------------------------------------------------------------------------------------------
        Zhuozhou
  62    Tele-com            Level 2 Telecom                                170.00                              68000        68000
        Bureau              Bureau
------------------------------------------------------------------------------------------------------------------------------------
  65    Zhuozhou            Diaowo Telecom                                  16.40                               6560         6560
        Diaowo              Bureau
------------------------------------------------------------------------------------------------------------------------------------
  66    Zhuozhou Li         LisuiRMB                                        26.28                              10512        10512
        Sui RMB             Tele-com Branch
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address       Rent/Square       Leasing              Lessor's Ownership             Remarks
                                                       meter          Contract               Documentation
                                                                        (X)
                                                     (RMB/year)                     Building     Land Use     Others
                                                                                    Title
---------------------------------------------------------------------------------------------------------------------------------
        Company
---------------------------------------------------------------------------------------------------------------------------------
        Baoding Radio
  11    Material            Qian Wei Road            250.00
        Factory
---------------------------------------------------------------------------------------------------------------------------------
                            Zhi Chang Road,
        Baoding Post        Provincial Post
  16    Office Branch       and Telecom              400.00
                            Warehouse
---------------------------------------------------------------------------------------------------------------------------------
                            You Dian
  17    Baoding Post        Dormitory, Hong          400.00
        Office Branch       Xin Road
---------------------------------------------------------------------------------------------------------------------------------
                            No.3 Transfer
  18    Baoding Post        Building,                400.00
        Office Branch       Station
---------------------------------------------------------------------------------------------------------------------------------
  19    Baoding Post        Yu Dong Branch           400.00
        Office Branch
---------------------------------------------------------------------------------------------------------------------------------
        Mancheng
  23    Shijing Base        Bao Yang Shan            400.00
        Station             TV Station
---------------------------------------------------------------------------------------------------------------------------------
        Laishui
  51    Zhaogezhuang        Zhaogezhuang             400.00
        Machine Room
---------------------------------------------------------------------------------------------------------------------------------
        Laishui
  52    Yongyang            Yongyang                 400.00
        Machine Room
---------------------------------------------------------------------------------------------------------------------------------
        Laishui
  54    Shiting             Shiting                  400.00
        Machine Room
---------------------------------------------------------------------------------------------------------------------------------
  56    Laishui             Beiyian                  400.00
        Beiyian
---------------------------------------------------------------------------------------------------------------------------------
  57    Zhuozhou Post       Level 3 North            400.00
        Office              Building
---------------------------------------------------------------------------------------------------------------------------------
  59    Zhuozhou            Level 3                  400.00
        Gaoguanzhuang
---------------------------------------------------------------------------------------------------------------------------------
  60    Zhuozhou Tao        Tao RMB Street           400.00
        RMB Street
---------------------------------------------------------------------------------------------------------------------------------
        Zhuozhou
  61    Tele-com            Level 1 Telecom          400.00
        Bureau              Bureau
---------------------------------------------------------------------------------------------------------------------------------
        Zhuozhou
  62    Tele-com            Level 2 Telecom          400.00
        Bureau              Bureau
---------------------------------------------------------------------------------------------------------------------------------
  65    Zhuozhou            Diaowo Telecom           400.00
        Diaowo              Bureau
---------------------------------------------------------------------------------------------------------------------------------
  66    Zhuozhou Li         LisuiRMB                 400.00
        Sui RMB             Tele-com Branch
---------------------------------------------------------------------------------------------------------------------------------

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication
Company Baoding Branch

                      Appraisal Base date: June 30th, 2000

-----------------------------------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address    Structure    Number       Leased      Time of    Lease Term     Rent
                                                             of Story     Floorage   Completion   (from _to_)
                                                                          (Square      of the
                                                                           meters)    Building
                                                                                      (mm/yy)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
   67     Zhuozhou          Yihezhuang                                      31.68                               12672
          Yigezhuang        Telecom Bureau
-----------------------------------------------------------------------------------------------------------------------
   79     Gaobeidian        Sizhuang                                         0.40                                 160
          Sizhuang          Telecom Bureau
-----------------------------------------------------------------------------------------------------------------------
   94     Anxin Town        Liulizhuang                                      1.00
          Telecommunication
-----------------------------------------------------------------------------------------------------------------------
   95     Anxin Town Post   No.1 Building,                                  46.00
          Office            Town Bureau
-----------------------------------------------------------------------------------------------------------------------
   96     Anxin Post        No.3 Building,                                  31.00
          Office            Town Bureau
-----------------------------------------------------------------------------------------------------------------------
   97     Anxin Post        Santai                                          20.00
          Office
-----------------------------------------------------------------------------------------------------------------------
   98     Anxin Post        Anzhou                                          20.00
          Office
-----------------------------------------------------------------------------------------------------------------------
   99     Anxin Post        Luzhuang                                        10.00
          Office
-----------------------------------------------------------------------------------------------------------------------
  115     Dingxing Post     Post Office                                     20.00                                1988
          Office
-----------------------------------------------------------------------------------------------------------------------
          Dingxing Gaoli    South of
  116     Village Old       Yishangying                                     20.00                                1500
          People's Home     Village
-----------------------------------------------------------------------------------------------------------------------
  128     Xushui Gaolin     107 Highway                                     19.80
          Village
-----------------------------------------------------------------------------------------------------------------------
  130     Shunping Station  Gaoyuqu                                         36.00
-----------------------------------------------------------------------------------------------------------------------
  134     Tang Town Baihe   Baihe                                            5.00                                2000
          Base Station
-----------------------------------------------------------------------------------------------------------------------
  135     Tang Town Baqie   Baqie Clinic                                    28.00                               11200
          Base Station
-----------------------------------------------------------------------------------------------------------------------
          Tang Town
  136     Beidiantou Base   Beidiantou Town                                 24.00                                9600
          Station           Government
-----------------------------------------------------------------------------------------------------------------------
          Wangdu Mobile
  139     Base Station      Caozhuang Post                                  15.00                                6000
          House             Office
-----------------------------------------------------------------------------------------------------------------------
  140     Wangdu Mobile     Heibao Village                                  30.00                               12000
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                          Unit: RMB
-----------------------------------------------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address     Rent/year     Rent/Square    Leasing           Lessor's Ownership         Remarks
                                                     RMB            meter      Contract            Documentation
                                                                                 (X)
                                                                 (RMB/year)               Building     Land Use    Others
                                                                                           Title
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   67     Zhuozhou          Yihezhuang              12672         400.00
          Yigezhuang        Telecom Bureau
-----------------------------------------------------------------------------------------------------------------------------------
   79     Gaobeidian        Sizhuang                  160         400.00
          Sizhuang          Telecom Bureau
-----------------------------------------------------------------------------------------------------------------------------------
   94     Anxin Town        Liulizhuang               104         104.00
          Telecommunication
-----------------------------------------------------------------------------------------------------------------------------------
   95     Anxin Town Post   No.1 Building,           2875          62.50
          Office            Town Bureau
-----------------------------------------------------------------------------------------------------------------------------------
   96     Anxin Post        No.3 Building,         1937.5          62.50
          Office            Town Bureau
-----------------------------------------------------------------------------------------------------------------------------------
   97     Anxin Post        Santai                   1250          62.50
          Office
-----------------------------------------------------------------------------------------------------------------------------------
   98     Anxin Post        Anzhou                   1250          62.50
          Office
-----------------------------------------------------------------------------------------------------------------------------------
   99     Anxin Post        Luzhuang                  625          62.50
          Office
-----------------------------------------------------------------------------------------------------------------------------------
  115     Dingxing Post     Post Office              1988          99.40
          Office
-----------------------------------------------------------------------------------------------------------------------------------
          Dingxing Gaoli    South of
  116     Village Old       Yishangying              1500          75.00
          People's Home     Village
-----------------------------------------------------------------------------------------------------------------------------------
  128     Xushui Gaolin     107 Highway              7920         400.00
          Village
-----------------------------------------------------------------------------------------------------------------------------------
  130     Shunping Station  Gaoyuqu                 14400         400.00
-----------------------------------------------------------------------------------------------------------------------------------
  134     Tang Town Baihe   Baihe                    2000         400.00
          Base Station
-----------------------------------------------------------------------------------------------------------------------------------
  135     Tang Town Baqie   Baqie Clinic            11200         400.00
          Base Station
-----------------------------------------------------------------------------------------------------------------------------------
          Tang Town
  136     Beidiantou Base   Beidiantou Town          9600         400.00
          Station           Government
-----------------------------------------------------------------------------------------------------------------------------------
          Wangdu Mobile
  139     Base Station      Caozhuang Post           6000         400.00
          House             Office
-----------------------------------------------------------------------------------------------------------------------------------
  140     Wangdu Mobile     Heibao Village          12000         400.00
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address    Structure    Number       Leased      Time of    Lease Term     Rent     Rent/year
                                                             of Story     Floorage   Completion  (from _to_)                 RMB
                                                                          (Square      of the
                                                                           meters)    Building
                                                                                      (mm/yy)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          Base Station      Dongyangqiu1
          House
------------------------------------------------------------------------------------------------------------------------------------
  141     Li Town Liushi    Liushi Village                                 45.00                                18000       18000
------------------------------------------------------------------------------------------------------------------------------------
  146     Li Town SangRMB   SangRMB Village                                30.00                                12000       12000
------------------------------------------------------------------------------------------------------------------------------------
  147     Li Town Guodan    Guodan Village                                 10.00                                 4000        4000
------------------------------------------------------------------------------------------------------------------------------------
  148     Li Town Xinxing   Xinxing Village                                60.00                                20000       20000
------------------------------------------------------------------------------------------------------------------------------------
  149     Li Town           Nanzhuang                                      10.00                                 4000        4000
          Nanzhuang         Village
------------------------------------------------------------------------------------------------------------------------------------
  151     Li Town           Zhaozhuang                                     20.00                                 8000        8000
          Zhaozhuang
------------------------------------------------------------------------------------------------------------------------------------
  152     Gaoyang Xiguan    Jian Xin Road                                  80.00                                25000       25000
          Sales
------------------------------------------------------------------------------------------------------------------------------------
  153     Gaoyang Xingnan   Xingnan Village                                48.00                                 2500        2500
          Base Station      Government
------------------------------------------------------------------------------------------------------------------------------------
  154     Gaoyang Xingnan   Xingnan Village                                82.00                                 1000        1000
          Base Station      Government
------------------------------------------------------------------------------------------------------------------------------------
  160     Gaoyang Xiyan     Xiyan Village                                  22.00                               1627.3     1627.34
          Base Station
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
  No.   Name of Building     Detailed Address          Rent/Square       Leasing              Lessor's Ownership             Remarks
                                                          meter          Contract               Documentation
                                                                          (X)
                                                       (RMB/year)                     Building     Land Use     Others
                                                                                      Title
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
          Base Station      Dongyangqiu1
          House
-----------------------------------------------------------------------------------------------------------------------------------
  141     Li Town Liushi    Liushi Village             400.00
-----------------------------------------------------------------------------------------------------------------------------------
  146     Li Town SangRMB   SangRMB Village            400.00
-----------------------------------------------------------------------------------------------------------------------------------
  147     Li Town Guodan    Guodan Village             400.00
-----------------------------------------------------------------------------------------------------------------------------------
  148     Li Town Xinxing   Xinxing Village            333.33
-----------------------------------------------------------------------------------------------------------------------------------
  149     Li Town           Nanzhuang                  400.00
          Nanzhuang         Village
-----------------------------------------------------------------------------------------------------------------------------------
  151     Li Town           Zhaozhuang                 400.00
          Zhaozhuang
-----------------------------------------------------------------------------------------------------------------------------------
  152     Gaoyang Xiguan    Jian Xin Road              312.50
          Sales
-----------------------------------------------------------------------------------------------------------------------------------
  153     Gaoyang Xingnan   Xingnan Village             52.08
          Base Station      Government
-----------------------------------------------------------------------------------------------------------------------------------
  154     Gaoyang Xingnan   Xingnan Village             12.20
          Base Station      Government
-----------------------------------------------------------------------------------------------------------------------------------
  160     Gaoyang Xiyan     Xiyan Village               73.97
          Base Station
-----------------------------------------------------------------------------------------------------------------------------------

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication Company           Appraisal Base date: June 30th, 2000
Baoding Branch
-----------------------------------------------------------------------------------------------------------------------------------
No.      Name of Building     Detailed Address          Struct-  Number    Leased     Time of    Lease Term        Rent     Rent/
                                                           ure      of     Floorage  Completion    _ Year                   year
                                                                   Story   (Square   of the       _Month_Year               RMB
                                                                           meters)   Building     _ Month
                                                                                     (mm/yy)
-------- -------------------  ------------------------  -------- ------   -------   ---------  ------------    --------   -------
 165    Boye Tonlian Post     Tonglian Village                     20.00                                           1320      1320
        Office Branch
-----------------------------------------------------------------------------------------------------------------------------------
 166    Anguo Jin Rong        Jin Rong Street                      51.84                                          20736     20736
        Street
-----------------------------------------------------------------------------------------------------------------------------------
 167    Anguo Qizhou Road     Qizhou Road                          46.99                                         2255.5   2255.52
-----------------------------------------------------------------------------------------------------------------------------------
 171    Anguo Dawangnu        Dawangnu                             20.00                                           8000      8000
-----------------------------------------------------------------------------------------------------------------------------------
 172    Anguo Xi'an Guocheng  Xi'anguocheng                        20.00                                           8000      8000
-----------------------------------------------------------------------------------------------------------------------------------
 173    Anguo Shifo           Shifo                                11.00                                            528       528
-----------------------------------------------------------------------------------------------------------------------------------
 174    Anguo Xicuizhang      Xicuizhang                           20.00                                           8000      8000
-----------------------------------------------------------------------------------------------------------------------------------
 175    Dingzhou              Inside the Town                      15.00                                           6000      6000
-----------------------------------------------------------------------------------------------------------------------------------
 176    Dingzhou              Inside the Town                      16.00                                           6400      6400
-----------------------------------------------------------------------------------------------------------------------------------
 177    Dingzhou Dongting     Dongting                             32.00                                          12800     12800
-----------------------------------------------------------------------------------------------------------------------------------
 178    Dingzhou Daxinzhuang  Daxinzhuang                          31.00                                          12400     12400
-----------------------------------------------------------------------------------------------------------------------------------
 179    Dingzhou              Inside the Town                     116.00                                          46400     46400
-----------------------------------------------------------------------------------------------------------------------------------
 180    Dingzhou Daluzhuang   Daluzhuang                           15.00                                           6000      6000
-----------------------------------------------------------------------------------------------------------------------------------
 181    Dingzhou              Qingfengdian                         38.00                                          15200     15200
        Qingfengdian
-----------------------------------------------------------------------------------------------------------------------------------
 182    Dingzhou Liuzao       Liuzao                               40.00                                          16000     16000
-----------------------------------------------------------------------------------------------------------------------------------
 183    Dingzhou Ziwei        Ziwei                                39.00                                          15600     15600
-----------------------------------------------------------------------------------------------------------------------------------
 184    Dingzhou Zhuanlu      Zhuanlu                              40.00                                          16000     16000
-----------------------------------------------------------------------------------------------------------------------------------
 185    Dingzhou Neihua       Neihua                               37.00                                          14800     14800
-----------------------------------------------------------------------------------------------------------------------------------
 186    Dingzhou Mingyuedian  Mingyuedian                          31.00                                          12400     12400
-----------------------------------------------------------------------------------------------------------------------------------
 187    Dingzhou ZhouVillage  Zhou Villge                          24.00                                           9600      9600
-----------------------------------------------------------------------------------------------------------------------------------
 188    Dingzhou Gaopeng      Gaopeng                              35.00                                          14000     14000
-----------------------------------------------------------------------------------------------------------------------------------
 189    Dingzhou Xingyi       Xingyi                               45.00                                          18000     18000
-----------------------------------------------------------------------------------------------------------------------------------
 190    Dingzhou Xingyi       Xingyi                               20.00                                           8000      8000
-----------------------------------------------------------------------------------------------------------------------------------
 191    Dingzhou Xingyi       Xingyi                               41.00                                          16400     16400
-----------------------------------------------------------------------------------------------------------------------------------
 192    Dingzhou Xingyi       Xingyi                               41.00                                          16400     16400
-----------------------------------------------------------------------------------------------------------------------------------
 193    Dingzhou Gaopeng      Gaopeng                              41.00                                          16400     16400
-----------------------------------------------------------------------------------------------------------------------------------
 194    Dingzhou              Dingzhou                             41.00                                          16400     16400
-----------------------------------------------------------------------------------------------------------------------------------
 195    Dingzhou Liqingu      Liqingu                              53.00                                          21200     21200


Name of the Property Owner: Hebei Mobile Communication Company
Baoding Branch                                                                                                 Unit: RMB
-------------------------------------------------------------------------------------------------------------------------
No.      Name of Building      Detailed Address           Rent/Square    Leasing      Lessor's Ownership          Remarks
                                                            meter        Contract      Documentation
                                                          -----------      (x)      --------------------------
                                                            (RMB/year)              Building   Land      Others
                                                                                     Title     Use
------  -------------------  ------------------------  -------------   -------   --------- ---------  -------  -------
 165    Boye Tonlian Post     Tonglian Village                  66.00
        Office Branch
-------------------------------------------------------------------------------------------------------------------------
 166    Anguo Jin Rong        Jin Rong Street                  400.00
        Street
-------------------------------------------------------------------------------------------------------------------------
 167    Anguo Qizhou Road     Qizhou Road                       48.00
-------------------------------------------------------------------------------------------------------------------------
 171    Anguo Dawangnu        Dawangnu                         400.00
-------------------------------------------------------------------------------------------------------------------------
 172    Anguo Xi'an Guocheng  Xi'anguocheng                    400.00
-------------------------------------------------------------------------------------------------------------------------
 173    Anguo Shifo           Shifo                             48.00
-------------------------------------------------------------------------------------------------------------------------
 174    Anguo Xicuizhang      Xicuizhang                       400.00
-------------------------------------------------------------------------------------------------------------------------
 175    Dingzhou              Inside the Town                  400.00
-------------------------------------------------------------------------------------------------------------------------
 176    Dingzhou              Inside the Town                  400.00
-------------------------------------------------------------------------------------------------------------------------
 177    Dingzhou Dongting     Dongting                         400.00
-------------------------------------------------------------------------------------------------------------------------
 178    Dingzhou Daxinzhuang  Daxinzhuang                      400.00
-------------------------------------------------------------------------------------------------------------------------
 179    Dingzhou              Inside the Town                  400.00
-------------------------------------------------------------------------------------------------------------------------
 180    Dingzhou Daluzhuang   Daluzhuang                       400.00
-------------------------------------------------------------------------------------------------------------------------
 181    Dingzhou              Qingfengdian                     400.00
        Qingfengdian
-------------------------------------------------------------------------------------------------------------------------
 182    Dingzhou Liuzao       Liuzao                           400.00
-------------------------------------------------------------------------------------------------------------------------
 183    Dingzhou Ziwei        Ziwei                            400.00
-------------------------------------------------------------------------------------------------------------------------
 184    Dingzhou Zhuanlu      Zhuanlu                          400.00
-------------------------------------------------------------------------------------------------------------------------
 185    Dingzhou Neihua       Neihua                           400.00
-------------------------------------------------------------------------------------------------------------------------
 186    Dingzhou Mingyuedian  Mingyuedian                      400.00
-------------------------------------------------------------------------------------------------------------------------
 187    Dingzhou ZhouVillage  Zhou Villge                      400.00
-------------------------------------------------------------------------------------------------------------------------
 188    Dingzhou Gaopeng      Gaopeng                          400.00
-------------------------------------------------------------------------------------------------------------------------
 189    Dingzhou Xingyi       Xingyi                           400.00
-------------------------------------------------------------------------------------------------------------------------
 190    Dingzhou Xingyi       Xingyi                           400.00
-------------------------------------------------------------------------------------------------------------------------
 191    Dingzhou Xingyi       Xingyi                           400.00
-------------------------------------------------------------------------------------------------------------------------
 192    Dingzhou Xingyi       Xingyi                           400.00
-------------------------------------------------------------------------------------------------------------------------
 193    Dingzhou Gaopeng      Gaopeng                          400.00
-------------------------------------------------------------------------------------------------------------------------
 194    Dingzhou              Dingzhou                         400.00
-------------------------------------------------------------------------------------------------------------------------
 195    Dingzhou Liqingu      Liqingu                          400.00

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS

Name of the Property Owner: Hebei Mobile Communication Company          Appraisal Base date: June 30th, 2000      Unit: RMB
Baoding Branch
------------------------------------------------------------------ --------------------------------------------------------
No.      Name of Building       Detailed Address  Struct-  Number  Leased     Time of    Lease Term       Rent     Rent/
                                                    ure      of     Floorage  Completion   (from _                  year
                                                           Story   (Square     of the        to __)                  RMB
                                                                    meters)   Building
                                                                              (mm/yy)
-------- ---------------------- ---------------   ------   ------   ------    -------     ---------      ------    ------
 196    DingzhouKening-dian     Keningdian                           15.00                                 6000       6000
------------------------------------------------------------------ --------------------------------------------------------
 197    Dingzhou                Dingzhou                             14.50                                 5800       5800
------------------------------------------------------------------ --------------------------------------------------------
 198    Dingzhou Xizhong        Xizhong                              20.00                                 8000       8000
------------------------------------------------------------------ --------------------------------------------------------
 199    Dingzhou Shizhuang      Shizhuang                            23.00                                 9200       9200
------------------------------------------------------------------ --------------------------------------------------------
 200    Quyang Yi Zhan          Inside the                           20.00                                 8000       8000
        Machine Room            Town
------------------------------------------------------------------ --------------------------------------------------------
 202    Quyang Lingshan         Lingshan                             10.00                                 4000       4000
        Machine Room            Village
------------------------------------------------------------------ --------------------------------------------------------
 205    Quyang Yanzhao Base     Yanzhao                               5.00                                 2000       2000
        Station                 Village
------------------------------------------------------------------ --------------------------------------------------------
 207    Quyang Xiahe Base       Xiahe Village                         5.00                                 2000       2000
        Station
------------------------------------------------------------------ --------------------------------------------------------
 208    Quyang Xiaolin Base     Xiaolin                               5.00                                 2000       2000
        Station                 Village
------------------------------------------------------------------ --------------------------------------------------------
 210    Quyang Dangcheng Base   Zhaili Village                        5.00                                 2000       2000
        Station
------------------------------------------------------------------ --------------------------------------------------------
 214    Fuping Chengnan-zhuang  Chengnanzhuang                       24.00                                 1800       1800
------------------------------------------------------------------ --------------------------------------------------------
 215    Fuping Xiaopaishan      Xiaopaishan                          30.50                               2287.5     2287.5
------------------------------------------------------------------ --------------------------------------------------------
        Total                                                      3042.09                                         #######
------------------------------------------------------------------ --------------------------------------------------------


Name of the Property Owner: Hebei Mobile Communication Company
Baoding Branch
----------------------------------------------------------------------------------------------------------------
No.      Name of Building       Detailed Address  Rent/Square   Leasing      Lessor's Ownership          Remarks
                                                    meter        Contract      Documentation
                                                  -----------      (x)      --------------------------
                                                  (RMB/year)               Building   Land      Others
                                                                            Title     Use
-------- ---------------------- ---------------   -----------   --------   -------   -------    -------  -------
 196    DingzhouKening-dian     Keningdian          400.00
----------------------------------------------------------------------------------------------------------------
 197    Dingzhou                Dingzhou            400.00
----------------------------------------------------------------------------------------------------------------
 198    Dingzhou Xizhong        Xizhong             400.00
----------------------------------------------------------------------------------------------------------------
 199    Dingzhou Shizhuang      Shizhuang           400.00
----------------------------------------------------------------------------------------------------------------
 200    Quyang Yi Zhan          Inside the          400.00
        Machine Room            Town
----------------------------------------------------------------------------------------------------------------
 202    Quyang Lingshan         Lingshan            400.00
        Machine Room            Village
----------------------------------------------------------------------------------------------------------------
 205    Quyang Yanzhao Base     Yanzhao             400.00
        Station                 Village
----------------------------------------------------------------------------------------------------------------
 207    Quyang Xiahe Base       Xiahe Village       400.00
        Station
----------------------------------------------------------------------------------------------------------------
 208    Quyang Xiaolin Base     Xiaolin             400.00
        Station                 Village
----------------------------------------------------------------------------------------------------------------
 210    Quyang Dangcheng Base   Zhaili Village      400.00
        Station
----------------------------------------------------------------------------------------------------------------
 214    Fuping Chengnan-zhuang  Chengnanzhuang       75.00
----------------------------------------------------------------------------------------------------------------
 215    Fuping Xiaopaishan      Xiaopaishan          75.00
----------------------------------------------------------------------------------------------------------------
        Total
----------------------------------------------------------------------------------------------------------------


Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES


Name of the Property Owner: Hebei Mobile Communication Company Baoding Branch     Appraisal Base date: June 30th, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                              Leased   Lease Term
                                                             Floorage     Year             Rent/year               Leasing
No.           Name of Building            Detailed Address   (Square   Month Year   Rent      RMB     Rent/Square  Contract
                                                              meters)     Month                          meter       (X)
                                                                                                      -----------
                                                                                                      (RMB/year)

-----------------------------------------------------------------------------------------------------------------------------
 1   Baoding Kang Cheng Trade and        Yong Hua Nan Road,
     Commercial Company Limited          Baoding                  292                  73    146000       500
-----------------------------------------------------------------------------------------------------------------------------
 2   Baoding No.1 Sweet, Tobacco and     148 Huan Xi,
     Wine Company                        Baoding                 1281                 160    320000       250
-----------------------------------------------------------------------------------------------------------------------------
 7   Baoding Post Office                 25 Yu Hua Xi Road      186.2               74480     74480       400
-----------------------------------------------------------------------------------------------------------------------------
 9   QingRMB Sales Office                18 Zhong Street           10                4000      4000       400
-----------------------------------------------------------------------------------------------------------------------------
10   Zhuozhou Post Office                West Building             30               12000     12000       400
-----------------------------------------------------------------------------------------------------------------------------
11   Gaobeidian baigou Sales Office      You Yi Lu Hotel          150               45000     45000       300
-----------------------------------------------------------------------------------------------------------------------------
13   Anguo Qi Zhou Road                  Qi Zhou Road           96.81              4646.9   4646.88        48
-----------------------------------------------------------------------------------------------------------------------------
14   Anguo Yaocheng Street               Yao Cheng Street          14                5600      5600       400
-----------------------------------------------------------------------------------------------------------------------------
15   Anguo Yaoxiang Road                 Yao Xiang Road         74.25                8000      8000       108
-----------------------------------------------------------------------------------------------------------------------------
16   Dingzhou                            Inside the Town         88.7               35480     35480       400
-----------------------------------------------------------------------------------------------------------------------------
17   Dingzhou                            Inside the Town         43.8               17520     17520       400
-----------------------------------------------------------------------------------------------------------------------------
18   Ding Xing Da Xing Printing Factory  Tong Xing Xi Road        285               42000     42000       147
-----------------------------------------------------------------------------------------------------------------------------
19   Shunping Mobile Sales               Xiao Cheng Bei           234               32000     32000       137
-----------------------------------------------------------------------------------------------------------------------------
22   Li Town                             Inside the Town          230               57500     57500       250
-----------------------------------------------------------------------------------------------------------------------------
23   Li Town Chanxing                    Chanxing Village          50               20000     20000       400
-----------------------------------------------------------------------------------------------------------------------------
24   Li Town                             Inside the Town           66               26400     26400       400
-----------------------------------------------------------------------------------------------------------------------------
25   Li Town                             Inside the Town          116               46400     46400       400
-----------------------------------------------------------------------------------------------------------------------------
     Total                                                    3247.76              431260  897026.9
-----------------------------------------------------------------------------------------------------------------------------


                                                                                  Unit: RMB
--------------------------------------------------------------------------------------------

                                                               Lessor's Ownership
No.           Name of Building            Detailed Address        Documentation      Remarks

                                                             ----------------------
                                                             Building  Land  Others
                                                              Title    Use
--------------------------------------------------------------------------------------------
 1   Baoding Kang Cheng Trade and        Yong Hua Nan Road,
     Commercial Company Limited          Baoding
--------------------------------------------------------------------------------------------
 2   Baoding No.1 Sweet, Tobacco and     148 Huan Xi,
     Wine Company                        Baoding
--------------------------------------------------------------------------------------------
 7   Baoding Post Office                 25 Yu Hua Xi Road
--------------------------------------------------------------------------------------------
 9   QingRMB Sales Office                18 Zhong Street
--------------------------------------------------------------------------------------------
10   Zhuozhou Post Office                West Building
--------------------------------------------------------------------------------------------
11   Gaobeidian baigou Sales Office      You Yi Lu Hotel
--------------------------------------------------------------------------------------------
13   Anguo Qi Zhou Road                  Qi Zhou Road
--------------------------------------------------------------------------------------------
14   Anguo Yaocheng Street               Yao Cheng Street
--------------------------------------------------------------------------------------------
15   Anguo Yaoxiang Road                 Yao Xiang Road
--------------------------------------------------------------------------------------------
16   Dingzhou                            Inside the Town
--------------------------------------------------------------------------------------------
17   Dingzhou                            Inside the Town
--------------------------------------------------------------------------------------------
18   Ding Xing Da Xing Printing Factory  Tong Xing Xi Road
--------------------------------------------------------------------------------------------
19   Shunping Mobile Sales               Xiao Cheng Bei
--------------------------------------------------------------------------------------------
22   Li Town                             Inside the Town
--------------------------------------------------------------------------------------------
23   Li Town Chanxing                    Chanxing Village
--------------------------------------------------------------------------------------------
24   Li Town                             Inside the Town
--------------------------------------------------------------------------------------------
25   Li Town                             Inside the Town
--------------------------------------------------------------------------------------------
     Total
--------------------------------------------------------------------------------------------


Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

    INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE


Name of the Property Owner: Hebei Mobile Communication Company Baoding Branch     Appraisal Base date: June 30th, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Time of     Lease Term
                                                            Number   Leased Floorage  Completion of     Year             Rent/year
No.    Name of Building     Detailed Address    Structure  of Story  (Square meters)  the Building   Month Year   Rent      RMB
                                                                                         (mm/yy)        Month



----------------------------------------------------------------------------------------------------------------------------------
1    QingRMB Sales Office  18 Zhong Xin Street                                84
----------------------------------------------------------------------------------------------------------------------------------
2    LaiRMB Town Tele-
     com Bureau            2 Kai RMB Road                                 277.33
----------------------------------------------------------------------------------------------------------------------------------
3    LaiRMB Town
     Insurance Company     Guang Chang Street                                 72                                  12600    12600
----------------------------------------------------------------------------------------------------------------------------------
4    Zhuozhou Post Office  North Building,
                           Post Office                                       300                                 120000   120000
----------------------------------------------------------------------------------------------------------------------------------
5    Gaobeidian Sales
     Office                88 He Ping Road                                  2383                                 160000   160000
----------------------------------------------------------------------------------------------------------------------------------
8    Anguo Yao Du Zhong
     Street                Yao Du Zhong Street                            255.38                                  12258    12258
----------------------------------------------------------------------------------------------------------------------------------
9    Anxin Town            Bei Street                                        360                                  35000    35000
----------------------------------------------------------------------------------------------------------------------------------
10   Rongcheng Mobile      Bei Street                                     183.96                                  22000    22000
----------------------------------------------------------------------------------------------------------------------------------
14   Quyang                Gui Nan Street                                   1000
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         4915.67                                          361858
----------------------------------------------------------------------------------------------------------------------------------

                                                                                            Unit: RMB
------------------------------------------------------------------------------------------------------

                                                             Leasing     Lessor's Ownership
No.    Name of Building     Detailed Address    Rent/Square  Contract      Documentation       Remarks
                                                   meter       (X)
                                                -----------            ----------------------
                                                (RMB/year)             Building  Land  Others
                                                                        Title    Use
---------------------------------------------------------------------------------------------------------
1    QingRMB Sales Office  18 Zhong Xin Street
---------------------------------------------------------------------------------------------------------
2    LaiRMB Town Tele-
     com Bureau            2 Kai RMB Road
---------------------------------------------------------------------------------------------------------
3    LaiRMB Town
     Insurance Company     Guang Chang Street       175
---------------------------------------------------------------------------------------------------------
4    Zhuozhou Post Office  North Building,
                           Post Office              400
---------------------------------------------------------------------------------------------------------
5    Gaobeidian Sales
     Office                88 He Ping Road           67                                        160,000/YY
---------------------------------------------------------------------------------------------------------
8    Anguo Yao Du Zhong
     Street                Yao Du Zhong Street       48                                        leased
---------------------------------------------------------------------------------------------------------
9    Anxin Town            Bei Street                97
---------------------------------------------------------------------------------------------------------
10   Rongcheng Mobile      Bei Street               120                                        8 rooms
---------------------------------------------------------------------------------------------------------
14   Quyang                Gui Nan Street
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

Notes:   1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS


Name of the Property Owner: Hebei Mobile Communication Company Hengshui Branch    Appraisal Base date: June 30th, 2000

-------------------------------------------------------------------------------------------------------------------------
                                                                    Leased      Time of     Lease Term
No.   Name of Building    Detailed Address    Structure   Number   Floorage  Completion of     Year      Rent   Rent/year
                                                         of Story  (Square   the Building   Month Year             RMB
                                                                    meters)     (mm/yy)        Month



-------------------------------------------------------------------------------------------------------------------------

                         Hengshui Ge           Brick/
3    House               Village Branch         Wood        1           20                                8000      8000

-------------------------------------------------------------------------------------------------------------------------
                         East Level 5
8    House               City Telecom          Frame        5       308.16                              123264    123264
                         Bureau
-------------------------------------------------------------------------------------------------------------------------
16   House               Jizhou Wu Village     Brick/       2           15                                6000      6000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
19   Base Station House  Weitun, Jizhou        Brick/       2           15                                6000      6000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
20   Base Station House  Guandaoli, Jizhou     Brick/       2           15                                6000      6000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
25   Base Station House  No.2 Station,         Brick/       1            5                                2000      2000
                         Jizhou                 Wood
-------------------------------------------------------------------------------------------------------------------------
28   Base Station House  Jianguo, Gucheng      Brick/       2           12                                4800      4800
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
31   Base Station House  Xinzhuang, Gucheng    Brick/       2           27                               10800     10800
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
32   Base Station House  Gucheng Town,         Brick/       2           40                               16000     16000
                         Gucheng              Concrete
-------------------------------------------------------------------------------------------------------------------------
33   Base Station House  Raoyangdian,          Brick/       2           10                                4000      4000
                         Gucheng              Concrete
-------------------------------------------------------------------------------------------------------------------------
34   Base Station House  Qinghan, Gucheng      Brick/       1           10                                4000      4000
                                                Wood
-------------------------------------------------------------------------------------------------------------------------
35   Base Station House  Sanlang, Gucheng      Brick/       2           11                                4400      4400
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
36   Base Station House  Zhaohang, Gucheng     Brick/       2           10                                4000      4000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
38   Base Station House  Wazizhuang, Gucheng   Brick/       1           20                                8000      8000
                                                Wood
-------------------------------------------------------------------------------------------------------------------------


                                                                                            Unit: RMB
------------------------------------------------------------------------------------------------------

No.   Name of Building    Detailed Address                 Leasing
                                              Rent/Square  Contract    Lessor's Ownership     Remarks
                                                 meter       (X)         Documentation
                                              -----------            ----------------------
                                              (RMB/year)             Building  Land  Others
                                                                      Title    Use
------------------------------------------------------------------------------------------------------
                                                                                              5 items
                         Hengshui Ge                                                         of office
3    House               Village Branch           400                                        buildings
                                                                                              leasing
------------------------------------------------------------------------------------------------------
                         East Level 5
8    House               City Telecom             400
                         Bureau
------------------------------------------------------------------------------------------------------
16   House               Jizhou Wu Village        400

------------------------------------------------------------------------------------------------------
19   Base Station House  Weitun, Jizhou           400

------------------------------------------------------------------------------------------------------
20   Base Station House  Guandaoli, Jizhou        400

------------------------------------------------------------------------------------------------------
25   Base Station House  No.2 Station,            400
                         Jizhou
------------------------------------------------------------------------------------------------------
28   Base Station House  Jianguo, Gucheng         400

------------------------------------------------------------------------------------------------------
31   Base Station House  Xinzhuang, Gucheng       400

------------------------------------------------------------------------------------------------------
32   Base Station House  Gucheng Town,            400
                         Gucheng
------------------------------------------------------------------------------------------------------
33   Base Station House  Raoyangdian,             400
                         Gucheng
------------------------------------------------------------------------------------------------------
34   Base Station House  Qinghan, Gucheng         400

------------------------------------------------------------------------------------------------------
35   Base Station House  Sanlang, Gucheng         400

------------------------------------------------------------------------------------------------------
36   Base Station House  Zhaohang, Gucheng        400

------------------------------------------------------------------------------------------------------
38   Base Station House  Wazizhuang, Gucheng      400

------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
44   Base Station House  Zaoqiang              Brick/       2           20                                8000      8000
                         Zhangxiutun          Concrete
-------------------------------------------------------------------------------------------------------------------------
45   Base Station House  Juanzi                Brick/       1           15                                6000      6000
                                                Wood
-------------------------------------------------------------------------------------------------------------------------
46   Base Station House  Louzi                 Brick/       1           15                                6000      6000
                                                Wood
-------------------------------------------------------------------------------------------------------------------------
47   Base Station House  Encha                 Brick/       1            8                                3200      3200
                                                Wood
-------------------------------------------------------------------------------------------------------------------------
54   Base Station House  Quantou               Brick/       2           10                                4000      4000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
55   Base Station House  Qingliangdian         Brick/       2           10                                4000      4000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
56   Base Station House  Hanzhuang             Brick/       2           10                                4000      4000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
60   Base Station House  Raoyang Town          Brick/       2           21                                8400      8400
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
61   Base Station House  Wugong                Brick/       2           30                               12000     12000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
63   Base Station House  Hefang                Brick/       1           20                                8000      8000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
64   Base Station House  Nanjingtang           Brick/       1           15                                6000      6000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
66   Base Station House  Yin Village           Brick/       2           15                                6000      6000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
67   Base Station House  Sigang                Brick/       2           20                                8000      8000
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
68   Base Station House  Beizhangbao           Brick/       1           15                                6000      6000
                                                Wood
-------------------------------------------------------------------------------------------------------------------------
70   Base Station House  Sunzhuang             Brick/       2           27                               10800     10800
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------
71   Base Station House  Dou Village           Brick/       2           27                               10800     10800
                                              Concrete
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
44   Base Station House  Zaoqiang              Brick/        400
                         Zhangxiutun          Concrete
-----------------------------------------------------------------------------------------------------------------
45   Base Station House  Juanzi                Brick/        400
                                                Wood
-----------------------------------------------------------------------------------------------------------------
46   Base Station House  Louzi                 Brick/        400
                                                Wood
-----------------------------------------------------------------------------------------------------------------
47   Base Station House  Encha                 Brick/        400
                                                Wood
-----------------------------------------------------------------------------------------------------------------
54   Base Station House  Quantou               Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
55   Base Station House  Qingliangdian         Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
56   Base Station House  Hanzhuang             Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
60   Base Station House  Raoyang Town          Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
61   Base Station House  Wugong                Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
63   Base Station House  Hefang                Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
64   Base Station House  Nanjingtang           Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
66   Base Station House  Yin Village           Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
67   Base Station House  Sigang                Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
68   Base Station House  Beizhangbao           Brick/        400
                                                Wood
-----------------------------------------------------------------------------------------------------------------
70   Base Station House  Sunzhuang             Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------
71   Base Station House  Dou Village           Brick/        400
                                              Concrete
-----------------------------------------------------------------------------------------------------------------


         Assessed by: Zhongzi Assets Appraisal Office Chesterton Petty Limited

  INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS


Name of the Property Owner: Hebei Mobile Communication Company Hengshui Branch    Appraisal Base date: June 30th, 2000


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Leased      Time of     Lease Term                   Rent/Square  Leasing
No.    Name of        Detailed    Structure    Number   Floorage  Completion of     Year     Rent  Rent/year     meter     Contract
       Building       Address                 of Story  (Square   the Building   Month Year           RMB     (RMB/year)     (X)
                                                         meters)     (mm/yy)        Month

-----------------------------------------------------------------------------------------------------------------------------------
72   Base Station  Shawa          Brick/Wood       1       7.68                              3072       3072         400
-----------------------------------------------------------------------------------------------------------------------------------
77   Base Station  Longhua          Brick/         2         10                              4000       4000         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
79   Base Station  Wanggansi        Brick/         2         10                              4000       4000         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
83   Base Station  Beiliuzhi        Brick/         2         10                              4000       4000         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
84   Base Station  Liuji            Brick/         2         10                              4000       4000         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
85   Base Station  Liangji          Brick/         2         10                              4000       4000         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
86   Base Station  Anling           Brick/         2         10                              4000       4000         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
90   Base Station  Xiwa             Brick/         2         20                              8000       8000         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
91   Base Station  Liukou         Brick/Wood       2         20                              8000       8000         400
-----------------------------------------------------------------------------------------------------------------------------------
92   Base Station  Hezhuang       Brick/Wood       2         20                              8000       8000         400
-----------------------------------------------------------------------------------------------------------------------------------
93   Base Station  Nanwangzhuang    Brick/         2         20                              8000       8000         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
96   Base Station  Qianmotou        Brick/         2       9.74                              3896       3896         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
97   Base Station  Weiqiao          Brick/         2      17.28                              6912       6912         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
98   Base Station  Yuke           Brick/Wood       1      13.14                              5256       5256         400
-----------------------------------------------------------------------------------------------------------------------------------
99   Base Station  Chenshi          Brick/         1      17.14                              6856       6856         400
                                   Concrete
-----------------------------------------------------------------------------------------------------------------------------------
100  Base Station  Tangfeng       Brick/Wood       1       13.4                              5360       5360         400
-----------------------------------------------------------------------------------------------------------------------------------
     Total                                              1014.54                                    405816.00    18400.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Unit: RMB
-----------------------------------------------------------------

No.    Name of        Detailed      Lessor's Ownership    Remarks
       Building       Address         Documentation

                                  ----------------------
                                  Building  Land  Others
                                   Title    Use
-----------------------------------------------------------------
72   Base Station  Shawa
-----------------------------------------------------------------
77   Base Station  Longhua

-----------------------------------------------------------------
79   Base Station  Wanggansi

-----------------------------------------------------------------
83   Base Station  Beiliuzhi

-----------------------------------------------------------------
84   Base Station  Liuji

-----------------------------------------------------------------
85   Base Station  Liangji

-----------------------------------------------------------------
86   Base Station  Anling

-----------------------------------------------------------------
90   Base Station  Xiwa

-----------------------------------------------------------------
91   Base Station  Liukou
-----------------------------------------------------------------
92   Base Station  Hezhuang
-----------------------------------------------------------------
93   Base Station  Nanwangzhuang

-----------------------------------------------------------------
96   Base Station  Qianmotou

-----------------------------------------------------------------
97   Base Station  Weiqiao

-----------------------------------------------------------------
98   Base Station  Yuke
-----------------------------------------------------------------
99   Base Station  Chenshi

-----------------------------------------------------------------
100  Base Station  Tangfeng
-----------------------------------------------------------------
     Total
-----------------------------------------------------------------


Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

         Assessed by: Zhongzi Assets Appraisal Office Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES


Name of the Property Owner: Hebei Mobile Communication Company Hengshui Branch    Appraisal Base date: June 30th, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Time of                                      Rent/Square
                                                       Leased   Completion                                       meter     Leasing
No.  Name of   Detailed Address  Structure   Number   Floorage    of the     Lease Term     Rent   Rent/year  -----------  Contract
     Building                               of Story  (Square    Building   (from _ to _)             RMB     (RMB/year)     (X)
                                                       meters)   (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
6    Office    4 Xin Hua Road,    Brick/        5       1270                               450000   450000        354
               Hengshui City     Concrete
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        1270                               450000   450000
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Unit: RMB
----------------------------------------------------------------


No.  Name of   Detailed Address    Lessor's Ownership    Remarks
     Building                        Documentation

                                 ----------------------
                                 Building  Land  Others
                                  Title    Use
----------------------------------------------------------------
6    Office    4 Xin Hua Road,
               Hengshui City
----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------



Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

         Assessed by: Zhongzi Assets Appraisal Office Chesterton Petty Limited

INVENTORY AND VALUATION OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES


Name of the Property Owner: Hebei Mobile Communication Company Hengshui Branch    Appraisal Base date: June 30th, 2000

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Time of
                                                       Number   Leased Floorage  Completion of   Lease Term           Rent/year
No.  Name of Building  Detailed Address    Structure  of Story  (Square meters)  the Building   (from _ to _)  Rent      RMB
                                                                                    (mm/yy)



-------------------------------------------------------------------------------------------------------------------------------
9    Sales offices     RMB Da Group Sales   Brick/       4            90                                       37800    37800
                       Office              Concrete
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                      90                                       37800    37800
-------------------------------------------------------------------------------------------------------------------------------


                                                                                        Unit: RMB
-------------------------------------------------------------------------------------------------

                                                        Leasing
No.  Name of Building  Detailed Address    Rent/Square  Contract    Lessor's Ownership    Remarks
                                              meter       (X)         Documentation
                                           -----------            ----------------------
                                           (RMB/year)             Building  Land  Others
                                                                   Title    Use
-------------------------------------------------------------------------------------------------
9    Sales offices     RMB Da Group Sales      420
                       Office
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------



Notes: 1) This form is specifically for auxiliary buildings leased for mobile communications;

         2) Please provide copies of leasing contracts for buildings in respect of which leasing contracts have been signed;

         3) Please fill in the "Remarks" if necessary.

         Assessed by: Zhongzi Assets Appraisal Office Chesterton Petty Limited